                               PRESIDENT'S LETTER



Dear Shareholder,                                                  June 30, 2001

Thank you for investing in the Aetna Variable Portfolios. With so many investment choices available today, we are pleased you have placed your confidence in us to help you reach your financial goals.

This has been a trying year so far, for job holders as well as job seekers, for business proprietors, for economic policy officials, and for investors. The U.S. economy has decelerated sharply from the exceptional pace it had achieved in the late 1990s, causing a rise in unemployment and drop in corporate profitability. The financial market whiplash that has accompanied this slowdown has reinforced for investors the fundamental wisdom of diversification, of holding one's nest eggs in more than one basket. Although equity returns, especially those in the technology and communications industries, have been negative so far in 2001 after an unprecedented run of spectacular results, cash and high quality fixed income investments have provided positive returns.

Despite aggressive efforts to stimulate faster growth through easing of monetary policies (the Federal Reserve cut its short term interest rate 6 times within the first six months of 2001), there is as yet no clear evidence of economic recovery. But there is evidence of a stabilization of consumer confidence, a bottoming in aggregate business investment spending, and a rebound from the stock market lows reached in early April. With energy prices now in retreat and tax rebate checks from the U.S. Treasury to look forward to, the outlook for the economy and for the investment markets in the second half of 2001 is for considerable improvement over the performance of the first half.

As you know, at Aeltus we continuously strive to improve products and services for the benefit of the shareholders. We strive to understand and anticipate your needs and objectives and manage our variable portfolios accordingly. Our approach is risk-controlled, with a goal to achieve consistent results.

Within the past six months Aetna GET portfolios L and M enjoyed successful offerings, as investors committed more than $213 million to these portfolios on a collective basis. GET N is open for deposit until September 12, 2001. These funds are designed to appeal to a broad range of investors seeking preservation of principal with upside market potential.

As we begin the second half of 2001, with the prospect of better times ahead, we reaffirm our commitment to bring you the best products, services and flexibility in investment choices. We greatly value and appreciate your continued confidence in and support of the Aetna Variable Portfolios.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President
Aetna Variable Portfolios





A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

TABLE OF CONTENTS
President's Letter......................................................i
CAPITAL APPRECIATION PORTFOLIOS:
Investment Review.......................................................1
Portfolios of Investments:
 Aetna Growth VP........................................................16
 Aetna International VP.................................................18
 Aetna Small Company VP.................................................20
 Aetna Value Opportunity VP.............................................23
 Aetna Technology VP....................................................25
Statements of Assets and Liabilities....................................26
Statements of Operations................................................28
Statements of Changes in Net Assets.....................................30
Notes to Financial Statements...........................................35
Financial Highlights....................................................39
GROWTH & INCOME PORTFOLIOS:
Investment Review.......................................................44
Portfolios of Investments:
 Aetna Balanced VP......................................................52
 Aetna Growth and Income VP.............................................62
Statements of Assets and Liabilities....................................68
Statements of Operations................................................69
Statements of Changes in Net Assets.....................................70
Notes to Financial Statements...........................................72
Financial Highlights....................................................77
INCOME PORTFOLIOS:
Investment Review.......................................................79
Portfolios of Investments:
 Aetna Bond VP..........................................................84
 Aetna Money Market VP..................................................88
Statements of Assets and Liabilities....................................90
Statements of Operations................................................91
Statements of Changes in Net Assets.....................................92
Notes to Financial Statements...........................................94
Financial Highlights....................................................99

[CHART]

AETNA GROWTH VP
GROWTH OF $10,000

   AETNA GROWTH RUSSELL 1000 GROWTH INDEX
       12/13/96       10,000        10,000
       12/31/96       10,146        10,090
                       9,846        10,145
                      11,780        12,063
                      14,139        12,970
       12/31/97       13,510        13,168
                      15,718        15,163
                      16,624        15,851
                      14,955        14,412
       12/31/98       18,600        18,265
                      19,837        19,427
                      21,128        20,175
                      20,359        19,436
       12/31/99       25,103        24,323
                      27,756        26,057
                      27,351        25,354
                      26,686        23,989
       12/31/00       22,102        18,868
                      16,941        14,924
       06/30/01       18,355        16,181


     Average Annual Total Returns
 for the period ended June 30, 2001*
----------------------------------------
Inception Date    1 Year   Inception
----------------------------------------
   12/13/96      -32.87%    14.30%
----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA GROWTH VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth VP (Growth) generated a net loss of -16.92%, net of fund expenses, for the six month period ended June 30, 2001. The benchmark, Russell 1000 Growth Index(d), generated a net loss of -14.24% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Over the period, the economy remained weak. Manufacturing, business investment, and corporate profits struggled, negatively impacting the equity markets. Jobless claims have been running at their highest level since 1992, driving unemployment up 0.5% to 4.5%. Real Gross Domestic Product growth in the first quarter was slow at 1.2%. Recent statistics however may indicate some stabilization in the manufacturing sector as well as more positive consumer confidence. The Federal Reserve (the "Fed") eased overnight rates by a total of 275 basis points since the beginning of the year in response to the softening economy. The Fed and the market are now looking for these interest rate cuts and tax cuts to begin to stimulate the economy. (One basis point is equal to one hundredth of a percent, or 0.01%).

While domestic equity markets were able to rally in response to the Fed's inter-meeting rate cuts of 50 basis points in January and April, these rallies were not strong enough to counter the severe corrections that occurred in February and March of this year. Fears over a slowing U.S. economy had a major impact on technology company earnings causing investors to allocate away from this sector. The utility sector was hurt by concerns over potential liabilities arising from the California utility crisis. During the period, the strongest sectors for the Portfolio were consumer cyclicals and capital goods.

                                                   See Definition of  Terms.   1

It was a period marked by dramatic changes in market leadership and investor sentiment. Weak economic reports, generally lead to equity market losses, but the Fed's six rate cuts during the period saw surges in investor optimism and positive equity returns during the second quarter.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Performance benefited from superior stock selection and from a rotation away from large cap pharmaceutical stocks and into biotechnology and specialty pharmaceutical stocks, due to their strong relative growth rates and attractive valuations. We reduced our large cap pharmaceutical holdings over the first half of the year with sales of Pharmacia and Eli Lilly and we increased our specialty pharmaceutical exposure with the purchase of Barr Laboratories and Forest Laboratories. Tenet Healthcare Corporation and Forest Laboratories led performance during the first half. Rising hospital utilization rates and an improved pricing environment bolstered Tenet's business momentum resulting in earnings surprises and positive earnings estimate revisions. Forest Laboratories antidepressant drug, Celexa, delivered strong prescription growth numbers, which led to upside earnings estimate revisions, and its sixth quarterly earnings surprise. Also, Forest Laboratories follow up with another product to Celexa showed promise in clinical trials, allowing for continued positive earnings momentum.

Tyco, a capital goods company was also a positive contributor to the Portfolio's performance for the six month period. The company's non-cyclical businesses continued to deliver solid performance, which resulted in analysts raising earnings estimates for 2001 and 2002.

Performance during the period was negatively impacted by security selection in the technology sector. Technology news remained bearish as negative earnings pre-announcements continued to dominate market direction. As earnings declined, so did stock prices, reflecting the lack of earnings visibility. The Portfolio's holdings in PerkinElmer, Inc., in communication equipment stocks such as Brocade and Juniper Networks and in software stocks, Oracle Corp. and VERITAS Software, underperformed the market.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Negative earnings warnings, primarily from the technology and telecommunications companies, produced negative index returns for the first quarter. This was modestly reversed during the second quarter, as many investors believed the worst was behind us. The question looking forward is whether or not this positive momentum is sustainable. The bears would say that unemployment is still increasing, and the impact of higher energy costs on the consumer will reduce their level of spending as we go through the rest of the year. Also, corporate spending has yet to bottom, much less begin a recovery. The bulls on the other hand, point to three additional Fed rate cuts in the second quarter and the coming Federal tax refund program. This type of stimulus should keep the economy on an even keel and avoid a recession.

The resolution to this debate will probably not be evident for a quarter or two, but our outlook would err on the side of the bulls. We believe the foundation has been set for an economic recovery and that stock investors will begin to look past the current environment and focus on the potential for positive earnings trends in 2002. Identifying companies whose business momentum is accelerating will continue to be our focus in selecting stocks for the Portfolio.

2   See Definition of Terms.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY   % OF RUSSELL    OVER/(UNDER)
SECTOR                              INVESTMENTS    1000 GROWTH      WEIGHTING
Autos and Transportation                1.1%           0.6%           0.5 %
Consumer Discretionary                 14.3%          15.1%          (0.8)%
Consumer Staples                        1.2%           6.5%          (5.3)%
Financial Services                      7.1%           9.6%          (2.5)%
Healthcare                             26.7%          22.7%           4.0 %
Materials and Processing                  --           0.5%          (0.5)%
Other Energy                            1.8%           2.6%          (0.8)%
Other                                  12.7%           8.8%           3.9 %
Producer Durables                       1.5%           2.5%          (1.0)%
Technology                             32.9%          28.8%           4.1 %
Utilities                               0.7%           2.3%          (1.6)%

                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                9.1%
Pfizer, Inc.                        6.7%
Microsoft Corp.                     6.6%
Intel Corp.                         4.4%
AOL Time Warner Inc.                3.8%

The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                                                    See Definition of Terms.   3

[CHART]

AETNA INTERNATIONAL VP
Growth of $10,000

               Aetna          MSCI
               International  EAFE
                VP            Index
12/22/97       10,000         10,000
12/31/97       10,270         10,190
               12,030         11,698
               12,521         11,830
               10,549         10,156
12/31/98       12,213         12,263
               12,686         12,442
               13,476         12,767
               14,074         13,336
12/31/99       18,479         15,610
               20,661         15,602
               18,758         14,994
               16,813         13,793
12/31/00       14,723         13,432
               12,272         11,597
06/30/01       12,458         11,497


     Average Annual Total Returns
 for the period ended June 30, 2001*
----------------------------------------
Inception Date    1 Year    Inception
----------------------------------------
   12/22/97      -33.60%     6.44%
----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna International VP (International) generated a net loss of -15.40%, net of fund expenses, for the six month period ended June 30, 2001. The benchmark, Morgan Stanley International-Europe, Australia and Far East Index(b), generated a net loss of -14.40% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

World equity markets began the half-year period January through June 2001 at their high point, temporarily rallying when the Federal Reserve (the "Fed") started its program of aggressive easing on January 3. The euphoria quickly faded as continued weak economic releases and associated poor corporate earnings reports were announced. Most equity markets bottomed in late March and early April, rising to approximately one-half their January high, as the Fed remained persistent, easing again in March, April and May. The Fed eased six times over the half year for a total of 275 basis points. (One basis point is equal to one hundredth of a percent, or 0.01%.)

The promise of future economic recovery however, could not offset continued poor economic releases, sub-par corporate earnings reports and the realization that excess manufacturing capacity and inventory would delay the hoped for quick "V" shaped recovery. At the end of the second quarter, the Fed's aggressive easing and the expectation of $40 billion in personal tax rebates, appears to have kept the consumer active enough in the housing and auto sectors to offset the manufacturing sector's contraction, and in turn keep U.S. Gross Domestic Product
(GDP) marginally positive.

4   See Definition of Terms.

The Japanese economy exhibited minimal to slightly negative growth for the first half of 2001, continuing to struggle under the banking system's bad debt problem and a decided lack of consumer and business confidence. The Nikkei Index 225 hit a 16 year low in mid-March, recovering to a high for the period in early May before settling to an approximate 6% loss for the first half of 2001. The spring recovery was caused by the Bank of Japan undoing its August 2000 tightening, reducing short-term interest rates to near zero. The central bank vowed to keep rates near zero until Japanese disinflation disappears. In April, a new reformist prime minister and cabinet were installed, promising to begin enacting structural reform, especially in the financial sector. These two events led foreign investors, traditionally underweight in Japan, to move closer to benchmark weight, pushing the Nikkei to its May high. When it became obvious the new administration was waiting until after the July 29 upper house election before enacting concrete reform, domestic and foreign enthusiasm for the Japanese market moderated.

The European economies declined only marginally, but more than expected, over the period compared to the U.S. and Japan. Intra-European trade and tax cuts early in the year were supposed to insulate Europe from the U.S. slowdown. The scope of the manufacturing contraction in the U.S. did affect European exports, especially in Germany. High food prices caused by the outbreak of hoof and mouth disease and high gasoline prices also negated most of the tax cut benefit. Europe as a whole should see approximately 2% GDP growth for the period with less in Germany, which accounts for about one-third of European Union GDP.

The European Central Bank (ECB) refused to follow the Fed or Bank of Japan in easing monetary policy for most of the period, claiming 2% GDP growth was adequate. Also, money supply growth and inflation remained above the ECB's strict target levels. On May 10th, the ECB surprised the market with a 25 basis point reduction in the repurchase rate. The central bank acknowledged that money supply and inflation figures were upwardly distorted by one-off events. Since the ECB is not expected to continue easing aggressively, the event generated minimal market enthusiasm. Foreign portfolio managers continued to reduce their large overweight positions in Europe, in favor of the U.S. with its more responsive central bank and Japan with its promise of restructuring this year.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Geographically, the Portfolio reduced its overweight position in Europe, as the economic slowdown was not met with a proportionate easing response from the ECB. The Portfolio's underweight position in Japan was also reduced, with both multinational companies (Sony, Honda, Canon) not reliant on the domestic economy, or niche domestic firms (Promise - consumer finance; Fast Retailing - popular retailer).

The Portfolio's exposure to technology and telecommunication firms was reduced over the period as market leaders such as Celestica, Check Point Software, Nokia and Vodafone were not being rewarded, despite their financial strength and ability to increase market share during this period of market volatility. The Portfolio increased its defensive exposure to financials (Northern Rock - UK, Lloyds TSB Group - UK) and healthcare/pharmaceuticals (Aventis - France, GlaxoSmithKline - UK, Novo Nordisk - Denmark).

WHAT IS YOUR OUTLOOK GOING FORWARD?

The combined effect of the Fed's aggressive easing of monetary policy and the tax rebate, should help the U.S. economy rebound in the latter part of 2001. Portfolio holdings in Mexico (Cemex - cement) and Canada (Canadian National Railway) will benefit strongly from the U.S. recovery. The Portfolio will seek to gradually re-accumulate high growth industry leaders (Nokia, Vodafone), which have used the recent period of market volatility to increase market share. The Portfolio also intends to concentrate on geographic sector rotation as the global recovery unfolds in sequential fashion.

International investments involve risks not present in U.S. securities, including currency fluctuations, less public information and political and economic uncertainty.

                                                    See Definition of Terms.   5

                                % OF EQUITY     % OF      OVER/(UNDER)
COUNTRY WEIGHTINGS              INVESTMENTS*  MSCI EAFE     WEIGHTING
United Kingdom                     21.6%        21.7%        (0.1)%
Japan                              19.0%        24.3%        (5.3)%
France                             12.7%        11.1%         1.6 %
Netherlands                         8.6%         5.6%         3.0 %
Switzerland                         5.8%         6.7%        (0.9)%
Spain                               5.8%         3.0%         2.8 %
Italy                               4.5%         4.5%            --
Norway                              4.4%         0.5%         3.9 %
Denmark                             3.5%         1.0%         2.5 %
Hong Kong                           3.4%         2.1%         1.3 %
Other                              10.7%        19.5%        (8.8)%



* Percent of equity investments for countries represented in MSCI EAFE Index.

                                   % OF NET
TOP FIVE EQUITY HOLDINGS            ASSETS
Aventis SA                          3.0%
Nestle SA Registered Shares         2.6%
Koninklijke Ahold NV                2.6%
Promise Co., Ltd.                   2.4%
Fast Retailing Co. Ltd.             2.3%


The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

6   See Definition of Terms.

[CHART]

AETNA SMALL COMPANY VP
GROWTH OF $10,000

               AETNA SMALL  RUSSELL
               COMPANY      2000 INDEX
               VP
12/27/96       10,000       10,000
12/31/96       10,113       10,195
               9,968        9,668
               11,773       11,235
               13,982       12,907
12/31/97       13,614       12,475
               15,520       13,728
               14,584       13,089
               11,758       10,451
12/31/98       13,764       12,156
               13,118       11,497
               15,029       13,285
               14,458       12,428
12/31/99       18,008       14,720
               23,066       15,762
               21,297       15,166
               20,905       15,334
12/31/00       19,220       14,275
               17,546       13,345
06/30/01       20,276       15,253


    Average Annual Total Returns
 for the period ended June 30, 2001*
 ---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/27/96      -4.79%     16.97%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA SMALL COMPANY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Small Company VP (Small Company) generated a 5.49% total return, net of fund expenses, for the six month period ended June 30, 2001. The benchmark, Russell 2000 Index(c), generated a net gain of 6.85% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The economic conditions and the Portfolio's performance should be analyzed in two separate three-month periods. In the first quarter of 2001, the Portfolio underperformed the Russell 2000 Index by 220 basis points. (One basis point is equal to one hundredth of a percent, or 0.01%.) This period saw reduced earnings visibility by most companies, particularly in the technology and telecommunications area. Price volatility increased as investors exited stocks and raised cash levels.

On the positive side valuation levels were more reasonable at the end of the first quarter and the Federal Reserve (the "Fed") cut interest rates three times. The second quarter saw continued easing by the Fed and more reasonable valuations. This made investors more willing to bargain hunt.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE LAST SIX
MONTHS?

The first quarter's performance was helped by our underweight position in technology and by our overweight position in

                                                    See Definition of Terms.   7
healthcare stocks. In addition, stock selections in healthcare were particularly strong. Holdings in U.S. Oncology, Invacare, and Serologicals advanced significantly in the quarter. Finally, in the first quarter, two of our holdings (Citadel Communications and Xircom) received attractive offers to merge with larger organizations.

The Portfolio's second quarter saw continued strength in healthcare holdings. PolyMedica, Digene, Serologicals, Salix Pharmaceuticals, ArQule and IDEXX Laboratories each advanced 40% or more. Also while we were underweight in technology for most of the quarter, stock selection was strong. Cree, Three-Five Systems, Structural Dynamics and Packeteer all advanced more than 40% in the three-month period.

The consumer area also contributed to the second quarter's returns. In consumer staples, our holdings in two supermarkets (SUPERVALU and Pathway) added strong relative returns. In the consumer discretionary sector, Paxson Communications, ValueVision, Cheap Tickets and JAKKS Pacific advanced nicely. Finally, during the quarter three holdings (Structural Dynamics, Richmond County Financial, and Duramed) received attractive offers to merge with other companies.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking ahead we remain cautiously optimistic. While valuations are more reasonable versus six months ago, stock prices are still volatile and earnings visibility is still not great. We expect earnings disappointments will continue on into the second half of 2001.

We continue to look for two types of companies. The first are those that have a unique niche and can show growth in most economic environments. Many of our healthcare companies are examples of this. The second are companies where the valuation of the enterprise business is misunderstood by the market. A number of energy, technology and producer durable names fill this bill.

Looking forward we remain overweight in healthcare and consumer staples. We are underweight in technology and finance. We continue to believe that our strategy of focusing on those companies with the strongest business momentum and those selling at a reasonable price will produce strong relative returns as it has in the past.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY       % OF        OVER/(UNDER)
SECTOR                              INVESTMENTS   RUSSELL 2000      WEIGHTING
Autos and Transportation                3.4%           3.6%          (0.2)%
Consumer Discretionary                 16.2%          17.2%          (1.0)%
Consumer Staples                        5.8%           2.8%           3.0 %
Financial Services                     14.6%          20.2%          (5.6)%
Healthcare                             22.6%          13.6%           9.0 %
Materials and Processing                5.6%           8.4%          (2.8)%
Other Energy                            5.7%           3.2%           2.5 %
Other                                   1.4%           1.0%           0.4 %
Producer Durables                       6.3%           9.0%          (2.7)%
Technology                             13.2%          15.7%          (2.5)%
Utilities                               5.2%           5.3%          (0.1)%


8   See Definition of Terms.

                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
Intergraph Corp.                   1.5%
Titan Corp. (The)                  1.4%
IGEN International, Inc.           1.4%
SUPERVALU, Inc.                    1.3%
Apria Healthcare Group, Inc.       1.3%


The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                    See Definition of Terms.   9

[CHART]

AETNA VALUE OPPORTUNITY VP
GROWTH OF $10,000

               AETNA VALUE         S&P 500
               OPPORTUNITY VP      INDEX
12/13/96       10,000              10,000
12/31/96       10,215              10,165
               10,513              10,437
               12,281              12,259
               14,314              13,178
12/31/97       14,235              13,556
               15,957              15,447
               15,984              15,957
               13,324              14,369
12/31/98       17,422              17,430
               17,591              18,298
               19,250              19,588
               17,993              18,363
12/31/99       20,834              21,096
               21,647              21,579
               21,822              21,005
               23,064              20,801
12/31/00       22,960              19,172
               21,808              16,899
06/30/01       22,959              17,890

[CHART]

    Average Annual Total Returns
 for the period ended June 30, 2001*
---------------------------------------
Inception Date   1 Year    Inception
---------------------------------------
   12/13/96       5.22%     20.06%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA VALUE OPPORTUNITY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Value Opportunity VP (Value Opportunity) generated a 0.00% total return, net of fund expenses, for the six month period ended June 30, 2001. The benchmark, Standard & Poor's (S&P) 500 Index(a), generated a net loss of -6.70% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The first half of 2001 was marked by significant volatility in the equity markets. The Federal Reserve (the "Fed") surprised the markets in early January with an inter-meeting rate cut of 50 basis points and followed up with a series of five additional cuts during the period. The market rallied initially, but then gave back those gains as it became evident that corporate earnings, particularly in the technology sector, would come in well below prior expectations.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Our underweight position in technology stocks and our focus on valuation within the sector were the largest contributors to the Portfolio performance. We avoided several high profile disappointments including EMC Corp. and Nortel Networks, which declined 55% and 71%, respectively, during the period. Meanwhile, certain stocks that we held in the sector significantly outperformed their peers. These included Lexmark (up 52%), First Data Corp. (up 22%), and Micron Technology (up 15%). The common denominators among these stocks, in our opinion, are solid long-term growth prospects, attractive

10  See Definition of Terms.

valuations, and modest near-term expectations that limit the risk of earnings disappointments.

On the negative side, our holdings in the utility sector, particularly those with ties to the California market, showed the poorest relative performance. As political rhetoric related to the California energy crisis intensified during the period, shares of independent power producers, natural gas pipeline operators, and others with exposure to the state's energy market saw significant multiple compression. Our holdings in Calpine Corp. and Reliant Resources, Inc. fell significantly reflecting investors' concerns over potential re-regulation of the energy markets in California and elsewhere. Likewise, shares of Shaw Group, which derive a significant portion of earnings from the construction of new electricity generating plants, declined significantly during the period.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While our outlook for near-term corporate earnings remains cautious, our long-term outlook for the U.S. equity markets is more optimistic. In the near-term, the risk of continued earnings disappointments persists and will most likely cause continued volatility in the financial markets. However, we believe the markets will increasingly look past near-term earnings weakness and focus on signs that the deterioration in economic conditions is beginning to abate. The Fed has moved into an easing mode, and we believe the recent series of interest rate cuts will begin to have a positive effect on the economy in coming months. We expect that lower oil prices, and the coming Federal tax refund program should also provide a boost to the economy. Equity valuations have moderated, presenting a growing number of attractive buying opportunities. The focus of our Portfolio remains unchanged, to own stocks with attractive valuations and a visible catalyst for improving business fundamentals.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         3.7%        2.7%        1.0 %
Capital Goods                           9.0%        9.3%       (0.3)%
Communication Services                  6.3%        5.7%        0.6 %
Consumer Cyclicals                     12.6%        8.7%        3.9 %
Consumer Staples                        9.1%       13.0%       (3.9)%
Energy                                  2.2%        6.7%       (4.5)%
Financials                             18.6%       18.1%        0.5 %
Health Care                            12.7%       12.8%       (0.1)%
Technology                             18.9%       18.4%        0.5 %
Transportation                            --        0.7%       (0.7)%
Utilities                               6.9%        3.9%        3.0 %


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
Citigroup, Inc.                    4.7%
Microsoft Corp.                    3.6%
Tyco International Ltd.            3.3%
Western Wireless Corp.             3.1%
Philip Morris Co. Inc.             3.1%

The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                    See Definition of Terms.  11

[CHART]

AETNA TECHNOLOGY VP
GROWTH OF $10,000


               AETNA         GOLDMAN
               TECHNOLOGY    SACHS
               VP            TECHNOLOGY
                             INDEX
05/01/00       10,000        10,000
               9,960         9,993
               8,950         9,021
12/31/00       5,880         5,877
               4,920         4,256
06/30/01       5,040         4,878

[CHART]


        Average Annual Total Returns
    for the period ended June 30, 2001*
 ----------------------------------------------
Inception Date     1 Year        Inception
----------------------------------------------
   05/01/00        -49.40%        -44.40%
----------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
                               AETNA TECHNOLOGY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

The Aetna Technology VP (Technology) generated a net loss of -14.29%, net of fund expenses, for the six month period ended June 30, 2001. The benchmark, Goldman Sachs (GS) Technology Index(f), generated a net loss of -17.00% for the same period.


WHAT ECONOMIC AND FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?


The U.S. economic environment continued to show signs of weakness during the second quarter of 2001. The Federal Reserve (the "Fed") continued its stimulative efforts, but backed off its aggressive posture at the end of June. Earnings continued to degrade during the period, which pressured most broad indices. We are now watching the strong U.S. dollar with some caution, as it could contribute to softening global demand.

The top-5 performing stocks year-to-date have been, in descending order according to percentage contribution: Microsoft, Lam Research, Novellus Systems, Dell Computer and Advent Software. The bottom-5 contributors were: Solectron, EMC, Nokia, Texas Instruments and Xilinx. It is interesting to note, however, that neither the contributors nor the detractors were particularly notable in their gross impact. Microsoft, for example, contributed 1.9%, while Solectron cost the Portfolio 2.9%. Since we favor larger positions of 4% or more, this is a narrow band of performance.

12  See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

The Fed has continued to pump the economy, and believe it will continue to do so until they are satisfied that the effects of the downturn have been minimized. They are keeping a close eye upon input prices. In an environment with low or falling input prices and increasing output prices, the stock market will likely rally. Input prices rose sharply during the 1999-2000 time period mostly due to rising energy prices. Recently, crude oil hit its 14-month low, which should ease the pressure on input prices. Price to earning multiple expansion is unreasonable to hope for at the present time, but a company's financial performance should now bear a relevant impact on its stock price. If our view is correct, this should mean a welcome return to fundamentals. The following is a sub-sector by sub-sector breakdown or our outlook:

The hardware sub-sector continued to perform roughly in line with the NASDAQ Composite Index(e) during the second quarter. We have maintained the Portfolio weighting that we had at the end for the first quarter, as we are very encouraged by the potential of a year-end sub-sector recovery. We believe that the PC market will experience significant growth beginning this fall with the release of Microsoft's new Windows XP operating system. Combined with Intel's new P4 microprocessor, the consumer will have the opportunity to upgrade their system with significant technological advancements. The fourth quarter also marks the beginning of the three-year anniversary of the corporate Y2K technology upgrade cycle. We expect a meaningful new corporate spending cycle to commence in the fall.

We continue to maintain a Portfolio over-weighting in the semiconductor sub-sector. The semiconductor industry sector is the most cyclical area that we invest in. Because the sector is so cyclical we expect semiconductors to continue to lead in the recovery of technology. The sector, as measured by the Philadelphia Semiconductor Index(g), again outperformed the NASDAQ Composite Index in the second quarter as it had during the first quarter.

We are encouraged by the early signs that the inventory issue that had been plaguing the industry since last year is beginning to moderate. Initially, we have seen semiconductor inventories return to more normal levels in the PC industry and although inventories remain high in the telecommunications sector, we have seen some improvement.

Semiconductor capital equipment stocks continue to surprise the market with solid out-performance due to the looming technology shifts which should begin to boost earnings growth within the next few quarters. Rarely have we seen three major technology shifts begin to take place during the same timeframe. Today, the semiconductor manufacturers are weighing three different upgrade cycles for their manufacturing plants. The first is a move from eight-inch diameter silicon wafers to 12-inch wafers. The second is a move to smaller geometries (a shrinking of the chip's line widths). And finally a move to new, more efficient materials such as copper. In an ever-continuous effort to bring down the cost of manufacturing a semiconductor, the manufacturers will be forced to adopt these technological advancements.

During the second quarter we further reduced our weighting in the communication equipment sector from the already below-market weighting of the first quarter. At the end of the second quarter, the communication equipment sub-sector made up a small percentage of the Portfolio. After explosive growth since the mid 90's, brought about largely by the worldwide deregulation of the telecommunications industry, we are now in an environment of over-capacity. In addition, the aggressive spending by the telecommunications service providers has significantly weakened their balance sheets. We anticipate that the fundamentals for this sub-sector will remain weak for some time as excess capacity and inventory levels are absorbed.

The software sector is where we have materially increased our Portfolio weighting in the most recent quarter. After significantly under-performing the NASDAQ Composite Index during the first quarter, the valuations of many of the leading software companies reached levels that we had not seen for a number of years. In addition, the software sector does not suffer from the inventory overhangs that plague the hardware and semiconductor sectors, allowing for a more rapid recovery during a recovery in technology spending. During the second quarter, we increased our weighting in the software sub-sector in the Portfolio.

We have focused our investments in companies that provide customers with a rapid return on invested capital. In addition, we have taken advantage of powerful long-term growth themes such as the expanding need for security solutions.

                                                    See Definition of Terms.  13

We have maintained our weighting in the contract-manufacturing sub-sector. Although these stocks are extremely volatile, we believe they will provide better than market returns due to two layers of underlying growth. First, these companies benefit from the growth in end-user demand of the products they are producing. Second, they are benefiting from the trend of technology companies increasingly outsourcing production. Interestingly, the outsourcing trend tends to accelerate during times of economic stress.

WHAT IS YOUR OUTLOOK GOING FORWARD?

At the conclusion of the first half, global technology spending remains anemic. Nearly every technology sub-sector continues to experience limited long-term visibility. However, we are starting to see some encouraging data points that lead us to believe that a year-end recovery is likely for the technology sector. On the final business day of the second quarter, for example, Cisco revealed that they see a bottom in the inventory correction in Europe and expect this to be reflected in the third quarter.

The Portfolio's investments are concentrated in information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a more diversified portfolio.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF GS     OVER/(UNDER)
TECHNOLOGY SUB-SECTORS              INVESTMENTS   TECHNOLOGY     WEIGHTING
Computers                              28.4%        14.3%          14.1 %
Datacommunications                      4.3%        10.7%          (6.4)%
E-Commerce                                --         1.1%          (1.1)%
Electronics                            29.6%        22.7%           6.9 %
Internet Services                       5.6%        20.6%         (15.0)%
Software                               22.4%        22.6%          (0.2)%
Telecommunications                      6.7%         7.8%          (1.1)%
Other                                   3.0%         0.2%           2.8 %

                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
Microsoft Corp.                     4.9%
Dell Computer Corp.                 4.6%
Applied Materials, Inc.             4.5%
Lam Research Corp.                  4.4%
Flextronics International Ltd.      4.1%

The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

14  See Definition of Terms.

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(c) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

(d) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.

(e) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

(f) The Goldman Sachs Technology Index is a market capitalization-weighted index of 229 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

(g) The Philadelphia Semiconductor Index is a price-weighted index composed of 16 U.S. companies primarily involved in the design, distribution, manufacture and sale of semiconductors.

The unmanaged indices described above are not available for individual investment.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
GROWTH


                                         NUMBER OF            MARKET
                                            SHARES              VALUE
                                        --------------     ---------------
COMMON STOCKS (95.0%)
AEROSPACE/DEFENSE (0.6%)
Boeing Co. ...........................        41,800        $  2,324,080
                                                           ---------------
AIRLINES (1.0%)
Southwest Airlines Co. ...............       211,300           3,906,937
                                                           ---------------
BIOTECHNOLOGY (2.7%)
IDEC Pharmaceuticals Corp. + .........        25,000           1,692,250
MedImmune, Inc. + ....................       179,100           8,453,520
                                                           ---------------
                                                              10,145,770
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (2.1%)
Clear Channel Communications, Inc. + .       126,600           7,937,820
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.6%)
Amdocs Ltd. + ........................        44,900           2,417,865
                                                           ---------------
COMMUNICATIONS EQUIPMENT (3.1%)
Comverse Technology, Inc. + ..........       117,700           6,781,874
QUALCOMM Inc. + ......................        88,500           5,175,480
                                                           ---------------
                                                              11,957,354
                                                           ---------------
COMPUTERS - HARDWARE (4.5%)
Dell Computer Corp. + ................       185,100           4,803,345
International Business Machines Corp.        109,200          12,339,600
                                                           ---------------
                                                              17,142,945
                                                           ---------------
COMPUTERS - NETWORKING (3.0%)
Cisco Systems, Inc. + ................       619,700          11,278,540
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (15.7%)
Intuit Inc. + ........................       150,200           6,006,498
Mercury Interactive Corp. + ..........        67,300           4,031,270
Microsoft Corp. + ....................       347,200          25,206,720
Oracle Corp. + .......................       331,900           6,306,100
Parametric Technology Co. + ..........        83,600           1,169,564
PeopleSoft, Inc. + ...................       174,800           8,605,404
Synopsys, Inc. + .....................        58,900           2,850,171
VeriSign, Inc. + .....................        96,500           5,790,965
                                                           ---------------
                                                              59,966,692
                                                           ---------------
CONSUMER FINANCE (1.0%)
Capital One Financial Corp. ..........        62,000           3,720,000
                                                           ---------------
DRUGS & PHARMACEUTICALS (1.2%)
Biovail Corp. + ......................       107,400           4,671,900
                                                           ---------------
ELECTRIC COMPANIES (0.6%)
Reliant Resources, Inc. + ............        97,000           2,395,900
                                                           ---------------
ELECTRICAL EQUIPMENT (9.1%)
General Electric Co. .................       707,500          34,490,625
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (4.4%)
Intel Corp. ..........................       569,400          16,654,950
                                                           ---------------
ENTERTAINMENT (3.8%)
AOL Time Warner Inc. + ...............       273,700          14,506,100
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (0.8%)
Applied Materials, Inc. + ............        62,400           3,063,840
                                                           ---------------
FINANCIAL - DIVERSIFIED (2.4%)
Freddie Mac ..........................        77,600           5,432,000
USA Education Inc. ...................        50,800           3,708,400
                                                           ---------------
                                                               9,140,400
                                                           ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.0%)
Harrah's Entertainment, Inc. + .......        55,600       $   1,962,680
International Game Technology + ......        31,100           1,951,525
                                                           ---------------
                                                               3,914,205
                                                           ---------------
HEALTH CARE - DRUGS (0.8%)
Barr Laboratories, Inc. + ............        26,100           1,837,701
Mylan Laboratories, Inc. .............        37,800           1,063,314
                                                           ---------------
                                                               2,901,015
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (9.0%)
Forest Laboratories, Inc. - Class A +        121,500           8,626,500
Pfizer, Inc. .........................       637,000          25,511,850
                                                           ---------------
                                                              34,138,350
                                                           ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (3.2%)
Tenet Healthcare Corp. + .............       187,900           9,693,761
Universal Health Services, Inc. + ....        59,000           2,684,500
                                                           ---------------
                                                              12,378,261
                                                           ---------------
HEALTH CARE - LONG TERM CARE (0.5%)
Manor Care, Inc. + ...................        65,000           2,063,750
                                                           ---------------
HEALTH CARE - MANAGED CARE (2.4%)
Express Scripts, Inc. + ..............       113,800           6,262,414
First Health Group Corp. + ...........       119,100           2,872,692
                                                           ---------------
                                                               9,135,106
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.7%)
St. Jude Medical, Inc. + .............       105,000           6,300,000
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (1.5%)
Laboratory Corp. of America Holdings +        73,600           5,659,840
                                                           ---------------
HEALTH CARE DIVERSIFIED (2.4%)
IVAX Corp. + .........................        47,000           1,833,000
Johnson & Johnson ....................       145,200           7,260,000
                                                           ---------------
                                                               9,093,000
                                                           ---------------
INSURANCE - LIFE/HEALTH (0.6%)
AFLAC, Inc. ..........................        73,900           2,327,111
                                                           ---------------
MANUFACTURING - DIVERSIFIED (3.0%)
Tyco International Ltd. ..............       209,200          11,401,400
                                                           ---------------
POWER PRODUCERS - INDEPENDENT (1.8%)
Calpine Corp. + ......................       176,600           6,675,480
                                                           ---------------
RESTAURANTS (0.8%)
Brinker International, Inc. + ........       111,100           2,871,935
                                                           ---------------
RETAIL - BUILDING SUPPLIES (2.9%)
Home Depot, Inc. .....................       241,200          11,227,860
                                                           ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (3.0%)
Wal-Mart Stores, Inc. ................       233,800          11,409,440
                                                           ---------------
RETAIL STORES - FOOD CHAINS (1.1%)
Safeway, Inc. + ......................        89,100           4,276,800
                                                           ---------------
SERVICES - COMPUTER SYSTEMS (1.6%)
SunGard Data Systems Inc. + ..........       203,600           6,110,036
                                                           ---------------
SERVICES - DATA PROCESSING (1.1%)
Concord EFS, Inc. + ..................        82,400           4,285,624
                                                           ---------------
TOTAL COMMON STOCKS                                          361,890,931
 (COST $391,739,778)                                       ---------------

16  See Notes to Portfolio of Investments.


                                         PRINCIPAL            MARKET
                                           AMOUNT              VALUE
                                        --------------     ---------------
SHORT-TERM INVESTMENTS (5.3%)
Federal Home Loan Bank, 3.90%,
 07/05/01.............................  $  6,000,000        $  5,998,050
Federal Home Loan Bank, 3.94%,
 07/02/01.............................    14,355,000          14,355,000
                                                           ---------------

TOTAL SHORT-TERM INVESTMENTS                                  20,353,050
 (COST $20,353,050)                                        ---------------
TOTAL INVESTMENTS
 (COST $412,092,828)(a)                                      382,243,981

OTHER ASSETS LESS LIABILITIES                                 (1,240,172)
                                                           ---------------
TOTAL NET ASSETS                                            $381,003,809
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $421,199,845. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains...........................            $   2,902,401

Unrealized losses..........................             (41,858,265)
                                             -----------------------
 Net unrealized loss.......................            $(38,955,864)
                                             =======================


+ Non-income producing security.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  17

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
INTERNATIONAL

                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            -----------     --------------
COMMON STOCKS (88.8%)
AUSTRALIA (1.5%)
Santos Ltd. (Oil & Gas -                      238,000        $   784,822
 Exploration/Production)..................
                                                            --------------
BRAZIL (1.9%)
Companhia de Bebidas das Americas, ADR
 (Beverages - Alcoholic) .................      6,900            159,735
Embraer-Empresa Brasileira de Aeronautica
 SA, ADR (Aerospace/Defense) .............     21,100            823,955
                                                            --------------
TOTAL BRAZIL                                                     983,690
                                                            --------------
CANADA (6.7%)
Canadian Hunter Exploration Ltd. (Oil &
 Gas - Exploration/Production) + .........     33,300            811,874
Canadian National Railway Co. (Railroads)      27,100          1,097,550
Celestica Inc. (Electronics -
 Semiconductors) + .......................      5,200            267,800
Descartes Systems Group Inc. (The)
 (Computers Software/Services) + .........     26,400            482,040
Manitoba Telecom Services Inc. (Telephone
 Long Distance) ..........................     17,900            504,234
Manulife Financial Corp. (Insurance -
 Life/Health).............................     11,600            323,708
                                                            --------------
TOTAL CANADA                                                   3,487,206
                                                            --------------
DENMARK (2.6%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)...................     17,200            760,837
Vestas Wind Systems A/S (Electrical
 Equipment) +.............................     13,100            610,757
                                                            --------------
TOTAL DENMARK                                                  1,371,594
                                                            --------------
FINLAND (2.4%)
Metso Oyj (Machinery - Diversified) ......     35,700            395,906
Nokia Oyj, ADR (Communications Equipment)      37,700            830,908
                                                            --------------
TOTAL FINLAND                                                  1,226,814
                                                            --------------
FRANCE (9.7%)
Altran Technologies SA (Aerospace/Defense)     13,800            642,532
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)...................     19,400          1,548,696
Axa (Insurance - Multi-Line) .............     35,300          1,005,570
Compagnie de Saint-Gobain (Building
 Materials)...............................      4,000            543,485
PSA Peugeot Citroen (Automotive) .........      1,800            488,679
Total Fina Elf (Oil & Gas - Refining &
 Marketing)...............................      5,848            818,833
                                                            --------------
TOTAL FRANCE                                                   5,047,795
                                                            --------------
HONG KONG (2.6%)
China Unicom Ltd., ADR (Cellular/Wireless
 Telecommunications) + ...................     48,300            854,910
Global Crossing Ltd. (Telephone Long
 Distance) + .............................     57,900            500,256
                                                            --------------
TOTAL HONG KONG                                                1,355,166
                                                            --------------
IRELAND (1.9%)
Bank of Ireland (Banks - Money Center) ...     53,401            528,917
IONA Technologies Plc, ADR (Computers
 Software/Services) + ....................     11,400            438,900
                                                            --------------
TOTAL IRELAND                                                    967,817
                                                            --------------
ISRAEL (0.6%)
Check Point Software Technologies Ltd.          6,150            311,006
 (Computers Software/Services) + .........                  --------------
ITALY (3.4%)
Parmalat Finanziaria SpA (Foods) .........    267,104       $    712,268
Saipem SpA (Oil & Gas - Drilling &
 Equipment)...............................    149,900            821,029
UniCredito Italiano SpA (Banks - Money
 Center)..................................     57,200            245,503
                                                            --------------
TOTAL ITALY                                                    1,778,800
                                                            --------------
JAPAN (14.5%)
Canon, Inc. (Electronics - Component
 Dist.)...................................     20,000            808,210
Fast Retailing Co. Ltd. (Retail Speciality
 - Apparel) ..............................      7,000          1,217,928
Honda Motor Co. (Automotive) .............     23,000          1,010,584
Nissan Motor Co., Ltd. (Automotive) ......    115,000            793,898
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)......................         20            347,980
Pioneer Corp. (Electronics - Component
 Dist.)...................................     21,000            638,150
Promise Co., Ltd. (Consumer Finance) .....     14,900          1,228,127
Ricoh Co., Ltd. (Electronics - Component
 Dist.)...................................     26,000            560,776
Sony Corporation (Household Furnishings &
 Appliances)..............................     14,300            940,186
                                                            --------------
TOTAL JAPAN                                                    7,545,839
                                                            --------------
MEXICO (1.8%)
Cemex SA de CV, ADR (Building Materials) .     34,959            926,414
                                                            --------------
NETHERLANDS (6.6%)
Crucell NV (Biotechnology) + .............     37,700            268,085
Hagemeyer NV (Semiconductors &
 Electronics).............................     44,734            861,533
Koninklijke Ahold NV (Retail Stores - Food
 Chains)..................................     42,391          1,327,786
Qiagen NV (Biotechnology) + ..............     18,200            400,588
Wolters Kluwer NV (Publishing) + .........     20,400            548,310
                                                            --------------
TOTAL NETHERLANDS                                              3,406,302
                                                            --------------
NORWAY (3.3%)
Gjensidige NOR Sparebank (Banks - Major
 Regional)................................     27,400            779,222
Norske Skogindustrier ASA (Paper & Forest
 Products)................................     40,550            614,601
Tandberg ASA (Communications Equipment) +      26,300            333,826
                                                            --------------
TOTAL NORWAY                                                   1,727,649
                                                            --------------
SOUTH KOREA (1.5%)
H&CB, ADR (Banks - Major Regional) .......     26,000            288,080
Samsung Electronics (Electronics -
 Component Dist.) + ......................     15,200            478,800
                                                            --------------
TOTAL SOUTH KOREA                                                766,880
                                                            --------------
SPAIN (4.4%)
Banco Santander Central Hispano SA (Banks
 - Money Center) .........................    109,800            994,578
NH Hoteles, SA (Lodging - Hotels) ........     54,300            642,168
Telefonica SA (Telephone Long Distance) +      53,440            658,689
                                                            --------------
TOTAL SPAIN                                                    2,295,435
                                                            --------------
SWEDEN (2.5%)
Modern Times Group MTG AB (Broadcasting -
 TV, Radio & Cable) + ....................     10,100            227,324

18  See Notes to Portfolio of Investments.


                                            NUMBER OF          MARKET
                                             SHARES            VALUE
                                            -----------     --------------
SWEDEN (continued)
Svenska Handelsbanken AB (Banks - Money
 Center)..................................     73,100          1,044,252
                                                            --------------
TOTAL SWEDEN                                                   1,271,576
                                                            --------------
SWITZERLAND (4.4%)
Clariant AG (Chemicals - Speciality) + ...     16,700            401,833
Logitech International SA (Computers -
 Peripherals) +...........................      1,035            331,670
Nestle SA Registered Shares (Foods) ......      6,350          1,349,523
Serono SA (Biotechnology & Medical
 Products)................................        120            119,035
Tecan AG (Health Care - Medical
 Products/Supplies).......................      1,250            103,619
                                                            --------------
TOTAL SWITZERLAND                                              2,305,680
                                                            --------------
UNITED KINGDOM (16.5%)
BAE Systems (Aerospace/Defense) ..........    127,300            609,592
British American Tobacco Plc (Tobacco) ...     69,900            530,841
Celltech Group Plc (Biotechnology &
 Medical Products) + .....................     24,700            416,147
Cobham Plc (Aerospace/Defense) ...........     15,800            260,533
Energis Plc (Telephone Long Distance) + ..    145,400            385,962
GlaxoSmithKline Plc (Health Care -
 Drugs/Pharmaceuticals)...................     18,100          1,017,220
Lloyds TSB Group Plc, ADR (Banks - Money
 Center)..................................     93,502            935,598
Lonmin Plc (Gold/Precious Metals Mining) .     65,492            944,073
Northern Rock Plc (Diversified Financial
 Services)................................    143,600          1,167,282
Oxford GlycoSciences Plc (Biotechnology) +     34,000            530,756
Rentokil Initial Plc (Services -
 Facilities/Environmental)................     79,100            268,094
Shire Pharmaceuticals Group Plc (Health
 Care - Drugs/Pharmaceuticals) + .........     13,600            754,800
Vodafone AirTouch Plc (Cellular/Wireless
 Telecommunications)......................    333,993            739,795
                                                            --------------
TOTAL UNITED KINGDOM                                           8,560,693
                                                            --------------
TOTAL COMMON STOCKS (COST $47,044,799)                        46,121,178
                                                            --------------
PREFERRED STOCKS (1.8%)
GERMANY (1.8%)
MLP AG (Investment Management) ...........      8,400            924,433
                                                            --------------
TOTAL PREFERRED STOCKS (COST $913,029)                           924,433
                                                            --------------
                                            PRINCIPAL
                                              AMOUNT
                                            -----------
SHORT-TERM INVESTMENTS (4.2%)
MCN Investment Corp., Zero Coupon,
 07/02/01.................................  $ 993,000            993,000
Reliant Energy Inc., Zero Coupon, 07/02/01    993,000            993,000
U.S. Treasury Bill, Zero Coupon, 10/04/01
 @........................................    200,000            198,156
                                                            --------------
TOTAL SHORT-TERM INVESTMENTS                                   2,184,156
 (COST $2,184,007)                                          --------------
                                                               MARKET

                                                               VALUE
                                                            --------------
TOTAL INVESTMENTS (COST $50,141,835)(A)                      $49,229,767
OTHER ASSETS LESS LIABILITIES                                  2,698,243
                                                            --------------
TOTAL NET ASSETS                                             $51,928,010
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $52,863,316. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains                              $  6,367,573

Unrealized losses                              (10,001,122)
                                              ------------
  Net unrealized loss                         $ (3,633,549)
                                              ============

Information concerning open futures contracts at June 30, 2001 is shown below:

                                      Notional
                          No. of       Market        Expiration       Unrealized
                         Contracts      Value          Date           Gain/(Loss)
                        ------------  -------------  -------------  ----------------
  Long Contracts
----------------------
CAC 40 Index Futures         9        $   399,957       Sep 01      $        (6,187)

DAX Index Futures            3            388,249       Sep 01               (6,008)

TOPIX Index Futures         14          1,454,778       Sep 01              (73,342)
                                      -----------                   ----------------
                                      $ 2,242,984                   $       (85,537)
                                      ===========                   ================


+  Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2001.

ADR - American Depositary Receipt

Category percentages are based on net assets.


    See Notes to Financial Statements.                                        19

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
SMALL COMPANY


                                         NUMBER OF            MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
COMMON STOCKS (83.1%)
AUTO PARTS & EQUIPMENT (1.9%)
Gentex Corp. + .......................        93,000        $  2,591,910
Lear Corp. + .........................       103,950           3,627,855
                                                           ---------------
                                                               6,219,765
                                                           ---------------
BANKS & THRIFTS (0.8%)
Webster Financial Corp. ..............        79,500           2,606,010
                                                           ---------------
BANKS - REGIONAL (1.7%)
Banknorth Group, Inc. ................        82,550           1,869,757
Pacific Century Financial Corp. ......        70,850           1,827,222
Trustmark Corp. ......................        89,700           1,822,704
                                                           ---------------
                                                               5,519,683
                                                           ---------------
BIOTECHNOLOGY (4.5%)
ArQule, Inc. + .......................        79,150           1,714,389
Aviron + .............................        51,000           2,907,000
Corvas International, Inc. + .........       265,250           3,124,645
Digene Corp. + .......................        87,300           3,561,840
IDEXX Laboratories, Inc. + ...........        61,600           1,925,000
Serologicals Corp. + .................        64,100           1,367,894
                                                           ---------------
                                                              14,600,768
                                                           ---------------
BROADCASTING - TV, RADIO & CABLE (2.8%)
Emmis Communications Corp. - Class A +        66,100           2,032,575
Mediacom Communications Corp. + ......       101,400           1,419,600
Paxson Communications Corp. + ........       175,300           2,366,550
Radio One, Inc. ......................       146,500           3,369,500
                                                           ---------------
                                                               9,188,225
                                                           ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (1.5%)
Rural Cellular Corp. - Class A + .....        49,850           2,258,205
Western Wireless Corp. + .............        61,200           2,631,600
                                                           ---------------
                                                               4,889,805
                                                           ---------------
CHEMICALS - SPECIALITY (1.5%)
Agrium Inc. ..........................       169,000           1,690,000
Alcide Corp. + .......................        67,300           2,018,327
OM Group, Inc. .......................        21,200           1,192,500
                                                           ---------------
                                                               4,900,827
                                                           ---------------
COMMUNICATIONS EQUIPMENT (2.2%)
Metawave Communications Corp. + ......       518,950           2,693,350
Proxim, Inc. + .......................       194,050           2,736,105
SonicWALL, Inc. + ....................        62,300           1,570,583
                                                           ---------------
                                                               7,000,038
                                                           ---------------
COMPUTERS SOFTWARE/SERVICES (7.5%)
Borland Software Corp. + .............       242,900           3,789,240
Intergraph Corp. + ...................       318,900           4,911,060
Packeteer, Inc. + ....................       268,000           3,358,040
Pharmacopeia, Inc. + .................        78,050           1,873,200
Progress Software Corp. + ............       125,600           2,034,720
Structural Dynamics Research Corp. + .        99,250           2,431,625
Tier Technologies, Inc. + ............       170,300           1,626,365
Titan Corporation (The) + ............       195,400           4,474,660
                                                           ---------------
                                                              24,498,910
                                                           ---------------
CONSTRUCTION (1.0%)
Texas Industries, Inc. ...............        95,700        $  3,291,123
                                                           ---------------
CONSUMER SERVICES (0.3%)
Cheap Tickets, Inc. + ................        74,100           1,118,910
                                                           ---------------
CONTAINERS/PACKAGING - PAPER (0.9%)
Sonoco Products Co. ..................       111,700           2,779,096
                                                           ---------------
DISTRIBUTORS - FOOD & HEALTH (1.6%)
Spartan Stores, Inc. + ...............        71,200           1,143,472
SUPERVALU, Inc. ......................       237,400           4,166,370
                                                           ---------------
                                                               5,309,842
                                                           ---------------
ELECTRIC COMPANIES (0.6%)
IDACORP, Inc. ........................        52,500           1,831,200
                                                           ---------------
ELECTRICAL EQUIPMENT (1.5%)
Sensormatic Electronics Corp. + ......       208,650           3,547,050
Three-Five Systems, Inc. + ...........        83,100           1,494,138
                                                           ---------------
                                                               5,041,188
                                                           ---------------
ELECTRONICS - DEFENSE (0.6%)
Aeroflex Inc. + ......................       199,600           2,095,800
                                                           ---------------
ELECTRONICS - INSTRUMENTS (1.7%)
Orbotech Ltd. + ......................        50,600           1,748,736
Photon Dynamics, Inc. + ..............        68,900           1,860,300
Therma-Wave Inc. + ...................        92,750           1,768,743
                                                           ---------------
                                                               5,377,779
                                                           ---------------
ELECTRONICS - SEMICONDUCTORS (0.5%)
Cree, Inc. + .........................        68,300           1,785,704
                                                           ---------------
ENTERTAINMENT (0.1%)
Movie Gallery, Inc. + ................        18,600             336,474
                                                           ---------------
EQUIPMENT - SEMICONDUCTORS (1.5%)
Advanced Energy Industries, Inc. + ...        47,100           1,943,817
Ultratech Stepper, Inc. + ............       112,000           2,872,800
                                                           ---------------
                                                               4,816,617
                                                           ---------------
FINANCIAL - DIVERSIFIED (1.0%)
Medallion Financial Corp. ............       132,200           1,355,050
Mutual Risk Management Ltd. ..........       218,100           1,941,090
                                                           ---------------
                                                               3,296,140
                                                           ---------------
FOODS (1.8%)
Dole Food Co., Inc. ..................       195,000           3,714,750
Suiza Foods Corp. + ..................        39,900           2,118,690
                                                           ---------------
                                                               5,833,440
                                                           ---------------
GOLD/PRECIOUS METALS MINING (0.6%)
Meridian Gold Inc. + .................       233,200           1,853,940
                                                           ---------------
HEALTH CARE - DRUGS (0.2%)
Alpharma Inc. - Class A ..............        19,900             542,275
                                                           ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (3.2%)
AtheroGenics, Inc. + .................       130,850             785,100
Duramed Pharmaceuticals, Inc. + ......       124,700           2,230,883
Guilford Pharmaceuticals Inc. + ......        47,650           1,620,100
Inspire Pharmaceuticals, Inc. + ......       107,850           1,509,900
Interneuron Pharmaceuticals, Inc. + ..       290,800           2,468,892


20  See Notes to Portfolio of Investments


                                            NUMBER OF            MARKET
                                              SHARES              VALUE
                                        --------------     ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (CONTINUED)
Titan Pharmaceuticals, Inc. + ........        60,500           1,815,605
                                                           ---------------
                                                              10,430,480
                                                           ---------------
HEALTH CARE - MANAGED CARE (1.6%)
Oxford Health Plans, Inc. + ..........        79,300           2,267,980
US Oncology, Inc. + ..................       323,200           2,873,248
                                                           ---------------
                                                               5,141,228
                                                           ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (3.2%)
ESC Medical Systems Ltd. + ...........       132,300           3,816,855
Invacare Corp. .......................        63,950           2,470,388
Novoste Corp. + ......................        73,400           1,871,700
PolyMedica Corp. + ...................        55,000           2,227,500
                                                           ---------------
                                                              10,386,443
                                                           ---------------
HEALTH CARE - SPECIAL SERVICES (3.1%)
Apria Healthcare Group, Inc. + .......       141,500           4,082,275
DaVita, Inc. + .......................       177,600           3,610,608
MAXIMUS, Inc. + ......................        57,900           2,321,211
                                                           ---------------
                                                              10,014,094
                                                           ---------------
HEALTH CARE DIVERSIFIED (1.2%)
Dr. Reddy's Laboratories Ltd., ADR + .        92,500           1,715,875
Salix Pharmaceuticals, Ltd. + ........        94,900           2,339,285
                                                           ---------------
                                                               4,055,160
                                                           ---------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.5%)
Church & Dwight Co., Inc. ............        61,100           1,554,995
                                                           ---------------
INSURANCE - LIFE/HEALTH (3.5%)
Annuity and Life Re (Holdings), Ltd. .        51,700           1,848,275
MONY Group Inc. ......................        88,300           3,543,479
Protective Life Corp. ................       105,750           3,634,627
Torchmark Corp. ......................        62,000           2,493,020
                                                           ---------------
                                                              11,519,401
                                                           ---------------
INSURANCE - PROPERTY/CASUALTY (1.8%)
HCC Insurance Holdings, Inc. .........        99,100           2,427,950
Odyssey Re Holdings Corp. + ..........        95,700           1,729,299
Vesta Insurance Group, Inc. ..........       164,800           1,804,560
                                                           ---------------
                                                               5,961,809
                                                           ---------------
INSURANCE BROKERS (0.1%)
Willis Group Holdings Ltd. + .........        25,000             443,750
                                                           ---------------
INVESTMENT MANAGEMENT (0.9%)
American Capital Strategies, Ltd. ....       104,600           2,935,076
                                                           ---------------
LEISURE TIME - PRODUCTS (2.1%)
Brunswick Corp. ......................       162,100           3,895,263
JAKKS Pacific, Inc. + ................       163,050           3,049,035
                                                           ---------------
                                                               6,944,298
                                                           ---------------
MACHINERY - DIVERSIFIED (0.1%)
Tecumseh Products Co. - Class A ......         7,850             388,575
                                                           ---------------
MANUFACTURING - DIVERSIFIED (0.8%)
Pentair, Inc. ........................        74,400           2,514,720
                                                           ---------------
METAL FABRICATORS (0.9%)
Century Aluminum Co. .................       177,100           2,840,684
                                                           ---------------
METALS MINING (0.4%)
Apex Silver Mines Ltd. + .............       121,300           1,380,394
                                                           ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.8%)
Southwest Gas Corp. ..................       108,100           2,559,808
                                                           ---------------
OIL & GAS - DRILLING & EQUIPMENT (1.8%)
Marine Drilling Companies, Inc. + ....        93,300           1,782,963
TETRA Technologies, Inc. + ...........        67,300           1,645,485
Unit Corp. + .........................       152,400           2,415,540
                                                           ---------------
                                                               5,843,988
                                                           ---------------
OIL & GAS - EXPLORATION/PRODUCTION (3.1%)
Cabot Oil & Gas Corp. ................        72,450           1,767,780
Pioneer Natural Resources Co. + ......        43,200             736,560
Range Resources Corp. + ..............       317,050           1,902,300
Triton Energy Ltd. + .................       119,050           3,898,887
XTO Energy, Inc. .....................       121,500           1,743,525
                                                           ---------------
                                                              10,049,052
                                                           ---------------
RESTAURANTS (1.7%)
CBRL Group, Inc. .....................       164,100           2,781,495
Sonic Corp. + ........................        86,150           2,733,540
                                                           ---------------
                                                               5,515,035
                                                           ---------------
RETAIL - HOME SHOPPING (0.5%)
ValueVision International, Inc. + ....        81,900           1,781,325
                                                           ---------------
RETAIL - SPECIALITY (2.1%)
Borders Group, Inc. + ................       169,550           3,797,920
Zale Corp. + .........................        89,000           2,999,300
                                                           ---------------
                                                               6,797,220
                                                           ---------------
RETAIL SPECIALITY - APPAREL (0.8%)
dELiA*s Corp. + ......................       317,400           2,539,200
                                                           ---------------
RETAIL STORES - FOOD CHAINS (0.9%)
Pathmark Stores, Inc. + ..............       123,000           3,025,800
                                                           ---------------
SAVINGS & LOAN COMPANIES (1.8%)
Independence Community Bank Corp. ....        98,200           1,938,468
Richmond County Financial Corp. ......        40,800           1,530,816
Roslyn Bancorp, Inc. .................        87,000           2,288,100
                                                           ---------------
                                                               5,757,384
                                                           ---------------
SERVICES - ADVERTISING/MARKETING (0.5%)
R.H. Donnelley Corp. + ...............        52,900           1,692,800
                                                           ---------------
SERVICES - COMMERCIAL & CONSUMER (4.9%)
Covanta Energy Corp. + ...............       130,400           2,407,184
Hotel Reservations Network, Inc. + ...        36,900           1,716,957
IGEN International, Inc. + ...........       169,950           4,418,700
Pittston Brink's Group ...............       123,400           2,750,586
Sylvan Learning Systems, Inc. + ......       135,050           3,281,715
Universal Compression Holdings, Inc. +        40,300           1,144,520
                                                           ---------------
                                                              15,719,662
                                                           ---------------
SERVICES - DATA PROCESSING (0.4%)
Alliance Data Systems Corp. + ........        90,600           1,359,000
                                                           ---------------
SHIPPING (0.9%)
Alexander & Baldwin, Inc. ............        66,050           1,700,788
Knightsbridge Tankers Ltd. ...........        62,200           1,244,000
                                                           ---------------
                                                               2,944,788
                                                           ---------------
TELEPHONE LONG DISTANCE (0.3%)
Illuminet Holdings, Inc. + ...........        30,000             943,500
                                                           ---------------

                                    See Notes to Portfolio of Investments 21

                                            NUMBER OF            MARKET
                                              SHARES              VALUE
                                        --------------     ---------------
TEXTILES - APPAREL (0.5%)
Tommy Hilfiger Corp. + ...............       118,000        $  1,652,000
                                                           ---------------
TRUCKS & PARTS (0.4%)
Cummins Engine Co., Inc. .............        33,900           1,311,930
                                                           ---------------

TOTAL COMMON STOCKS                                          270,737,158
 (COST $242,507,498)                                       ---------------

                                         PRINCIPAL
                                           AMOUNT
                                        --------------
SHORT-TERM INVESTMENTS (18.4%)
Federal Home Loan Bank, 3.88%,
 07/25/01.............................  $ 10,000,000           9,975,211
Federal Home Loan Bank, 3.90%,
 07/05/01.............................    15,000,000          14,995,125
Federal Home Loan Bank, 3.94%,
 07/02/01.............................    32,317,000          32,317,000
U.S. Treasury Bill, 3.84%, 10/04/01 @      2,600,000           2,575,950
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS                                  59,863,286
 (COST $59,861,267)                                        ---------------
TOTAL INVESTMENTS
 (COST $302,368,765)(a)                                      330,600,444

OTHER ASSETS LESS LIABILITIES                                 (4,883,490)
                                                           ---------------

TOTAL NET ASSETS                                            $325,716,954
                                                           ================


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$304,260,831. Unrealized gains and losses, based on identified tax cost at
June 30, 2001, are as follows:
Unrealized gains..............................            $26,644,036
Unrealized losses.............................               (304,423)
                                                ---------------------
 Net unrealized gain..........................            $26,339,613
                                                =====================


Information concerning open futures contracts at June 30, 2001 is shown below:
                                         NOTIONAL
                           NO. OF         MARKET       EXPIRATION       UNREALIZED
                         CONTRACTS        VALUE           DATE         GAIN/(LOSS)
                        ------------  --------------  -------------  ----------------
    LONG CONTRACTS
----------------------
Russell 2000 Index
Futures...............      77        $19,850,600       Sep 01        $  (57,741)
                                      ============                   =============


+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2001.

ADR - American Depositary Receipt

Category percentages are based on net assets.

22 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
VALUE OPPORTUNITY

                                             NUMBER OF           MARKET
                                              SHARES              VALUE
                                          -------------     ---------------
COMMON STOCKS (94.4%)
AEROSPACE/DEFENSE (0.6%)
Boeing Co. .............................       20,900        $  1,162,040
                                                            ---------------
BANKS - MAJOR REGIONAL (3.1%)
Bank One Corp. .........................       75,200           2,692,160
PNC Financial Services Group ...........       48,000           3,157,920
                                                            ---------------
                                                                5,850,080
                                                            ---------------
BROADCASTING - TV, RADIO & CABLE (2.8%)
Clear Channel Communications, Inc. + ...       84,600           5,304,420
                                                            ---------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (3.1%)
Western Wireless Corp. + ...............      138,000           5,934,000
                                                            ---------------
CHEMICALS (3.5%)
Dow Chemical Co. .......................       82,400           2,739,800
Eastman Chemical Co. ...................       79,800           3,800,874
                                                            ---------------
                                                                6,540,674
                                                            ---------------
COMPUTERS - NETWORKING (1.5%)
Cisco Systems, Inc. + ..................      156,600           2,850,120
                                                            ---------------
COMPUTERS SOFTWARE/SERVICES (10.3%)
Intuit Inc. + ..........................      102,500           4,098,975
Microsoft Corp. + ......................       95,100           6,904,260
Oracle Corp. + .........................      258,500           4,911,500
Synopsys, Inc. + .......................       75,400           3,648,606
                                                            ---------------
                                                               19,563,341
                                                            ---------------
ELECTRIC COMPANIES (2.3%)
Allegheny Energy, Inc. .................       41,300           1,992,725
Reliant Resources, Inc. + ..............       92,600           2,287,220
                                                            ---------------
                                                                4,279,945
                                                            ---------------
ELECTRONICS - SEMICONDUCTORS (2.1%)
Intel Corp. ............................      135,000           3,948,750
                                                            ---------------
ENTERTAINMENT (2.6%)
AOL Time Warner Inc. + .................       93,600           4,960,800
                                                            ---------------
FINANCIAL - DIVERSIFIED (6.7%)
Citigroup Inc. .........................      166,966           8,822,483
Freddie Mac ............................       54,900           3,843,000
                                                            ---------------
                                                               12,665,483
                                                            ---------------
GAMING, LOTTERY, & PARI-MUTUEL (1.8%)
International Game Technology + ........       54,100           3,394,775
                                                            ---------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (2.4%)
Pfizer, Inc. ...........................      115,300           4,617,765
                                                            ---------------
HEALTH CARE - HOSPITAL MANAGEMENT (1.8%)
Tenet Healthcare Corp. + ...............       65,700           3,389,463
                                                            ---------------
HEALTH CARE - MANAGED CARE (2.4%)
Express Scripts, Inc. + ................       83,300           4,583,999
                                                            ---------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (4.3%)
Baxter International, Inc. .............       85,100           4,169,900
St. Jude Medical, Inc. + ...............       65,600           3,936,000
                                                            ---------------
                                                                8,105,900
                                                            ---------------
HEALTH CARE DIVERSIFIED (1.1%)
Abbott Laboratories ....................       41,600           1,997,216
                                                            ---------------
INSURANCE - MULTI-LINE (1.7%)
American International Group, Inc. .....       38,400        $  3,302,400
                                                            ---------------
INSURANCE - PROPERTY/CASUALTY (2.2%)
Allstate Corp. (The) ...................       94,100           4,139,459
                                                            ---------------
INVESTMENT BANKING/BROKERAGE (1.5%)
Merrill Lynch & Co., Inc. ..............       46,700           2,766,975
                                                            ---------------
MANUFACTURING - DIVERSIFIED (5.3%)
Tyco International Ltd. ................      116,400           6,343,800
United Technologies Corp. ..............       51,300           3,758,238
                                                            ---------------
                                                               10,102,038
                                                            ---------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.5%)
El Paso Energy Corp. ...................       32,942           1,730,773
Williams Co.'s, Inc. (The) .............       89,800           2,958,910
                                                            ---------------
                                                                4,689,683
                                                            ---------------
OIL - DOMESTIC INTEGRATED (2.1%)
Amerada Hess Corp. .....................       49,600           4,007,680
                                                            ---------------
POWER PRODUCERS - INDEPENDENT (1.8%)
Calpine Corp. + ........................       91,200           3,447,360
                                                            ---------------
RETAIL - DEPARTMENT STORES (1.8%)
May Department Stores Co. ..............      101,000           3,460,260
                                                            ---------------
RETAIL - GENERAL MERCHANDISE CHAINS (3.1%)
Costco Wholesale Corp. + ...............      142,400           5,849,792
                                                            ---------------
RETAIL - SPECIALITY (1.6%)
Toys "R" Us, Inc. + ....................      120,000           2,970,000
                                                            ---------------
RETAIL SPECIALITY - APPAREL (1.8%)
Gap, Inc. (The) ........................      115,700           3,355,300
                                                            ---------------
SAVINGS & LOAN COMPANIES (2.4%)
Washington Mutual Financial Corp. ......      122,900           4,614,895
                                                            ---------------
SERVICES - COMMERCIAL & CONSUMER (1.9%)
H&R Block, Inc. ........................       56,100           3,621,255
                                                            ---------------
SERVICES - COMPUTER SYSTEMS (2.0%)
Electronic Data Systems Corp. ..........       60,900           3,806,250
                                                            ---------------
SERVICES - DATA PROCESSING (1.9%)
First Data Corp. .......................       55,500           3,565,875
                                                            ---------------
TELEPHONE (2.8%)
SBC Communications, Inc. ...............       61,300           2,455,678
Verizon Communications .................       52,500           2,808,750
                                                            ---------------
                                                                5,264,428
                                                            ---------------
TOBACCO (3.1%)
Philip Morris Co. Inc. .................      116,800           5,927,600
                                                            ---------------
WASTE MANAGEMENT (2.5%)
Waste Management, Inc. .................      156,700           4,829,494
                                                            ---------------
TOTAL COMMON STOCKS
 (COST $174,830,467)                                          178,869,515
                                                            ---------------

                                        See Notes to Financial Statements.  23

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
VALUE OPPORTUNITY

                                            PRINCIPAL            MARKET
                                             AMOUNT              VALUE
                                          -------------     ---------------
SHORT-TERM INVESTMENTS (5.6%)
Federal Home Loan Bank, 3.94%, 07/02/01   $10,535,000       $  10,535,000
                                                            ---------------
TOTAL SHORT-TERM INVESTMENTS                                   10,535,000

 (COST $10,535,000)
                                                            ---------------
TOTAL INVESTMENTS
 (COST $185,365,467)(a)                                       189,404,515
OTHER ASSETS LESS LIABILITIES                                     161,858
                                                            ---------------
TOTAL NET ASSETS                                             $189,566,373
                                                            ===============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$186,679,011. Unrealized gains and losses, based on identified tax cost at
June 30, 2001, are as follows:
Unrealized gains..............................           $  6,965,307

Unrealized losses.............................            (4,239,803)
                                                ---------------------

 Net unrealized gain..........................           $  2,725,504
                                                =====================


+ Non-income producing security.

Category percentages are based on net assets.

24 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
TECHNOLOGY


                                           NUMBER OF          MARKET
                                            SHARES            VALUE
                                           -----------     --------------
COMMON STOCKS (88.8%)
COMMUNICATIONS EQUIPMENT (3.3%)
ADC Telecommunications, Inc. + ..........   143,250        $    945,450
Comverse Technology, Inc. + .............    15,850             913,277
                                                           --------------
                                                              1,858,727
                                                           --------------
COMPUTERS - HARDWARE (12.8%)
Brocade Communications Systems, Inc. + ..    26,200           1,152,538
Compaq Computer Corp. ...................   129,750           2,009,828
Dell Computer Corp. + ...................    99,750           2,588,512
Gateway, Inc. + .........................    88,300           1,452,535
                                                           --------------
                                                              7,203,413
                                                           --------------
COMPUTERS - NETWORKING (1.8%)
Cisco Systems, Inc. + ...................    55,100           1,002,820
                                                           --------------
COMPUTERS - PERIPHERALS (1.6%)
EMC Corp. ...............................    30,400             883,120
                                                           --------------
COMPUTERS SOFTWARE/SERVICES (19.9%)
Check Point Software Technologies Ltd. +     28,450           1,438,716
i2 Technologies, Inc. + .................    49,800             986,040
Intuit Inc. + ...........................    24,400             975,756
Microsoft Corp. + .......................    38,000           2,758,800
Network Associates, Inc. + ..............    86,550           1,077,548
Rational Software Corp. + ...............    38,850           1,089,743
Symantec Corp. + ........................    28,550           1,247,349
VERITAS Software Corp. + ................    24,850           1,653,270
                                                           --------------
                                                             11,227,222
                                                           --------------
ELECTRICAL EQUIPMENT (8.9%)
Flextronics International Ltd. + ........    87,400           2,282,014
KEMET Corp. + ...........................    81,600           1,616,496
Vishay Intertechnology, Inc. + ..........    50,250           1,155,750
                                                           --------------
                                                              5,054,260
                                                           --------------
ELECTRONICS - SEMICONDUCTORS (11.4%)
Intel Corp. .............................    36,400           1,064,700
LSI Logic Corp. + .......................   112,950           2,123,460
Micron Technology, Inc. + ...............    29,250           1,202,175
Texas Instruments, Inc. .................    32,200           1,014,300
Xilinx, Inc. + ..........................    24,850           1,024,814
                                                           --------------
                                                              6,429,449
                                                           --------------
ENTERTAINMENT (2.2%)
AOL Time Warner Inc. + ..................    23,350           1,237,550
                                                           --------------
EQUIPMENT - SEMICONDUCTORS (15.2%)
Applied Materials, Inc. + ...............    51,200           2,513,920
Lam Research Corp. + ....................    84,550           2,506,908
Novellus Systems, Inc. + ................    39,700           2,254,563
Teradyne, Inc. + ........................    39,550           1,309,105
                                                           --------------
                                                              8,584,496
                                                           --------------
MANUFACTURING - SPECIALIZED (3.6%)
Jabil Circuit, Inc. + ...................    65,350           2,016,701
                                                           --------------
RETAIL - COMPUTERS & ELECTRONICS (2.6%)
CDW Computer Centers, Inc. + ............    37,450           1,487,140
                                                           --------------
SERVICES - COMPUTER SYSTEMS (2.8%)
Computer Sciences Corp. + ...............    45,200         $ 1,563,920
                                                           --------------
TELEPHONE (2.7%)
Verizon Communications ..................    28,300           1,514,050
                                                           --------------
TOTAL COMMON STOCKS (COST $49,811,126)                       50,062,868
                                                           --------------
TOTAL INVESTMENTS (COST $49,811,126)(a)                      50,062,868

OTHER ASSETS LESS LIABILITIES                                 6,338,207
                                                           --------------

TOTAL NET ASSETS                                            $56,401,075
                                                           --------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$50,490,728. Unrealized gains and losses, based on identified tax cost at
June 30, 2001, are as follows:
Unrealized gains............................            $  3,493,277

Unrealized losses...........................             (3,921,137)
                                              ----------------------

 Net unrealized loss........................            $  (427,860)
                                              ======================

+ Non-income producing security.

Category percentages are based on net assets.

                                         See Notes to Financial Statements.  25

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)



ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Foreign currency.......................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Recoverable taxes.....................................................
 Variation margin .....................................................
 Reimbursement from Investment Adviser.................................
Prepaid expenses ......................................................
     Total assets .....................................................
LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
 Variation margin......................................................
 Accrued investment advisory fees .....................................
 Accrued administrative service fees ..................................
 Accrued custody fees .................................................
Other liabilities .....................................................
     Total liabilities ................................................
      NET ASSETS ......................................................
NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain (loss) on investments, open futures contracts and foreign currency related transactions ................................
Undistributed (distributions in excess of) net investment income ......
Accumulated net realized gain (loss) on investments ...................
      NET ASSETS ......................................................

Cost of investments ...................................................
Cost of foreign currency...............................................
CAPITAL SHARES:
Authorized ............................................................
Par Value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................



26 See Notes to Financial Statements.

         GROWTH       INTERNATIONAL    SMALL COMPANY   VALUE OPPORTUNITY     TECHNOLOGY
     ---------------  --------------  ---------------  -----------------  -----------------

      $382,243,981    $  49,229,767    $330,600,444      $189,404,515       $ 50,062,868
               158           51,798             908               156          6,173,245
                --        4,557,148              --                --                 --

            37,451           58,338          22,115           190,466              3,244
                --          608,186       1,600,104                --          1,749,740
             6,019               94           2,385            92,198            249,770
                --           27,504              --                --                 --
                --               --         388,850                --                 --
                --            5,283              --                --                 --
             1,482              142             830               294                121
      ------------    -------------    ------------      ------------       ------------
       382,289,091       54,538,260     332,615,636       189,687,629         58,238,988
      ------------    -------------    ------------      ------------       ------------


         1,036,630        1,712,565       6,369,903                --          1,783,506
            17,313          785,938         290,377                51                 --
                --           25,230              --                --                 --
           195,001           37,707         200,066            96,173             44,181
            24,375            3,327          20,007            12,022              3,516
             4,170           30,000           8,769             2,823              3,062
             7,793           15,483           9,560            10,187              3,648
      ------------    -------------    ------------      ------------       ------------
         1,285,282        2,610,250       6,898,682           121,256          1,837,913
      ------------    -------------    ------------      ------------       ------------
      $381,003,809    $  51,928,010    $325,716,954      $189,566,373       $ 56,401,075
      ============    =============    ============      ============       ============

      $492,652,606    $  68,506,951    $303,457,254      $183,852,158       $ 89,270,603
       (29,848,847)     (1,000,105)      28,173,938         4,039,048            251,742
          (226,445)         192,869       1,259,858           453,335            (73,882)
       (81,573,505)    (15,771,705)      (7,174,096)        1,221,832        (33,047,388)
      ------------    -------------    ------------      ------------       ------------
      $381,003,809    $  51,928,010    $325,716,954      $189,566,373       $ 56,401,075
      ============    =============    ============      ============       ============

      $412,092,828    $  50,141,835    $302,368,765      $185,365,467       $ 49,811,126
                --    $   4,608,158              --                --                 --

       Two Billion      Two Billion     Two Billion       Two Billion        Two Billion
      $      0.001    $       0.001    $      0.001      $      0.001       $      0.001
        34,713,142        5,910,170      19,255,659        12,929,870         11,185,139
      $      10.98    $        8.79    $      16.92      $      14.66       $       5.04


                                          See Notes to Financial Statements.  27

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)


INVESTMENT INCOME:

Dividends .............................................................

Interest ..............................................................



Foreign taxes withheld on dividends ...................................

     Total investment income ..........................................
INVESTMENT EXPENSES:

Investment advisory fees ..............................................

Administrative services fees ..........................................

Printing and postage fees .............................................

Custody fees ..........................................................

Transfer agent fees ...................................................

Audit fees ............................................................

Directors' fees .......................................................

Registration fees .....................................................

Miscellaneous expenses ................................................

Expenses before reimbursement and waiver from Investment Adviser ......

Expense reimbursement and waiver from Investment Adviser ..............

     Net investment expenses ..........................................

Net investment income (loss) ..........................................
NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on:

 Investments ..........................................................

 Futures and foward foreign currency exchange contracts...............

 Foreign currency related transactions................................

     Net realized gain (loss) on investments ..........................

Net change in unrealized gain or loss on:

 Investments ..........................................................

 Futures and foreign currency exchange contracts ......................

 Foreign currency related transactions................................

     Net change in unrealized gain or loss on investments .............

Net realized and change in unrealized gain or loss on investments .....

Net increase (decrease) in net assets resulting from operations .......


28 See Notes to Financial Statements.

            GROWTH      INTERNATIONAL  SMALL COMPANY  VALUE OPPORTUNITY    TECHNOLOGY
            ------      -------------  -------------  -----------------    ----------

         $    716,610   $   469,990    $ 1,044,205      $   764,681       $     39,363
              415,549        92,044      1,423,269          242,100            180,482
         ------------   -----------    -----------      -----------       ------------
            1,132,159       562,034      2,467,474        1,006,781            219,845
               (1,616)      (66,999)        (1,473)              --             (1,683)
         ------------   -----------    -----------      -----------       ------------
            1,130,543       495,035      2,466,001        1,006,781            218,162
         ------------   -----------    -----------      -----------       ------------

            1,167,471       222,628      1,054,091          463,874            252,902
              145,934        19,644        105,409           57,984             19,966
                7,936         2,393          4,925            3,165              1,814
                7,715        80,464         15,310            8,763              3,229
                1,300         1,745          1,300            1,300              1,300
               10,074        11,926          9,795            9,287             10,219
                4,884           712          2,747            1,039                506
                4,556         3,164          7,673            4,530              1,712
                6,552           823          4,502            2,268                396
         ------------   -----------    -----------      -----------       ------------
            1,356,422       343,499      1,205,752          552,210            292,044
                   --       (41,922)            --               --                 --
         ------------   -----------    -----------      -----------       ------------
            1,356,422       301,577      1,205,752          552,210            292,044
         ------------   -----------    -----------      -----------       ------------
             (225,879)      193,458      1,260,249          454,571            (73,882)
         ------------   -----------    -----------      -----------       ------------


          (75,055,105)   (9,347,976)    (5,993,621)       3,161,322        (18,828,708)
                   --      (202,705)     2,483,951         (147,793)                --
                   --      (131,703)       (17,022)              --                 --
         ------------   -----------    -----------      -----------       ------------
          (75,055,105)   (9,682,384)    (3,526,692)       3,013,529        (18,828,708)
         ------------   -----------    -----------      -----------       ------------



           (2,100,897)      854,991     20,064,278       (3,462,962)         9,689,256
                   --         6,057       (923,640)              --                 --
                   --        (3,391)            --               --                 --
         ------------   -----------    -----------      -----------       ------------
           (2,100,897)      857,657     19,140,638       (3,462,962)         9,689,256
         ------------   -----------    -----------      -----------       ------------
          (77,156,002)   (8,824,727)    15,613,946         (449,433)        (9,139,452)
         ------------   -----------    -----------      -----------       ------------
         $(77,381,881)  $(8,631,269)   $16,874,195      $     5,138       $ (9,213,334)
         ============   ===========    ===========      ===========       ============

    See Notes to Financial Statements.                                        29

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                         GROWTH
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2001       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income (loss) .............  $   (225,879)     $     256,649
Net realized gain (loss) on investments...   (75,055,105)        39,227,232
Net change in unrealized gain or loss on
 investments..............................    (2,100,897)      (104,181,592)
                                            ------------      -------------
 Net decrease in net assets resulting from
  operations..............................   (77,381,881)       (64,697,711)
                                            ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............      (255,312)          (145,288)
 From net realized gains on investments...   (44,808,763)        (7,421,806)
                                            ------------      -------------
 Decrease in net assets from distributions
  to shareholders.........................   (45,064,075)        (7,567,094)
                                            ------------      -------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    55,800,050        215,105,616
 Net asset value of shares issued upon
  reinvestment of distributions...........    45,064,075          7,567,094
 Payments for shares redeemed.............   (57,992,630)       (59,675,068)
                                            ------------      -------------
 Net increase in net assets from fund
  share transactions......................    42,871,495        162,997,642
                                            ------------      -------------
Net change in net assets..................   (79,574,461)        90,732,837
NET ASSETS:
Beginning of period.......................   460,578,270        369,845,433
                                            ------------      -------------
End of period.............................  $381,003,809      $ 460,578,270
                                            ============      =============
End of period net assets includes
 undistributed (distributions in excess
 of) net investment income................  $   (226,445)     $     254,746
                                            ============      =============
SHARE TRANSACTIONS:
 Number of shares sold....................     4,345,159         12,383,641
 Number of shares issued upon reinvestment
  of distributions........................     4,126,747            419,230
 Number of shares redeemed................    (4,489,608)        (3,426,438)
                                            ------------      -------------
 Net increase.............................     3,982,298          9,376,433
                                            ============      =============


30 See Notes to Financial Statements.

                                                      INTERNATIONAL
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2001       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income (loss)..............  $    193,458       $    (94,397)
Net realized gain (loss) on investments...    (9,682,384)         1,351,465
Net change in unrealized gain or loss on
 investments..............................       857,657        (12,255,405)
                                            ------------       ------------
 Net decrease in net assets resulting from
  operations..............................   (8,631,269)       (10,998,337)
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............       (50,990)           (40,346)
 From net realized gains on investments...        (6,953)        (9,033,957)
                                            ------------       ------------
 Decrease in net assets from distributions
  to shareholders.........................       (57,943)        (9,074,303)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    50,031,524         87,552,483
 Net asset value of shares issued upon
  reinvestment of distributions...........        57,943          9,074,303
 Payments for shares redeemed.............   (41,682,383)       (67,892,451)
                                            ------------       ------------
 Net increase in net assets from fund
  share transactions......................     8,407,084         28,734,335
                                            ------------       ------------
Net change in net assets..................      (282,128)         8,661,695
NET ASSETS:
Beginning of period.......................    52,210,138         43,548,443
                                            ------------       ------------
End of period.............................  $ 51,928,010       $ 52,210,138
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    192,869       $     50,401
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................     5,283,960          5,734,267
 Number of shares issued upon reinvestment
  of distributions........................         6,668            844,434
 Number of shares redeemed................    (4,400,745)        (4,293,547)
                                            ------------       ------------
 Net increase ............................       889,883          2,285,154
                                            ============       ============


                                         See Notes to Financial Statements. 31

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                      SMALL COMPANY
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2001       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $  1,260,249       $  1,938,764
Net realized gain (loss) on investments...    (3,526,692)         6,969,217
Net change in unrealized gain or loss on
 investments..............................    19,140,638         (9,789,780)
                                            ------------       ------------
 Net increase (decrease) in net assets
  resulting from operations...............    16,874,195           (881,799)
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............    (1,941,526)          (211,169)
 From net realized gains on investments...    (9,501,885)       (13,918,572)
                                            ------------       ------------
 Decrease in net assets from distributions
  to shareholders.........................   (11,443,411)       (14,129,741)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    93,360,905        206,728,437
 Net asset value of shares issued upon
  reinvestment of distributions...........    11,443,411         14,129,741
 Payments for shares redeemed.............   (58,135,451)       (81,645,643)
                                            ------------       ------------
 Net increase in net assets from fund
  share transactions......................    46,668,865        139,212,535
                                            ------------       ------------
Net change in net assets..................    52,099,649        124,200,995
NET ASSETS:
Beginning of period.......................   273,617,305        149,416,310
                                            ------------       ------------
End of period.............................  $325,716,954       $273,617,305
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $  1,259,858       $  1,941,135
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................     5,678,993         11,241,387
 Number of shares issued upon reinvestment
  of distributions........................       712,985            781,945
 Number of shares redeemed................    (3,566,400)        (4,640,475)
                                            ------------       ------------
 Net increase.............................     2,825,578          7,382,857
                                            ============       ============


32 See Notes to Financial Statements.

                                                    VALUE OPPORTUNITY
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2001       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $    454,571       $    547,158
Net realized gain on investments..........     3,013,529          5,994,364
Net change in unrealized gain or loss on
 investments..............................    (3,462,962)         1,819,000
                                            ------------       ------------
 Net increase in net assets resulting from
  operations..............................         5,138          8,360,522
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income...............      (547,913)          (134,313)
 From net realized gains on investments...    (7,735,174)       (13,577,691)
                                            ------------       ------------
 Decrease in net assets from distributions
  to shareholders.........................    (8,283,087)       (13,712,004)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    82,197,493         55,196,867
 Net asset value of shares issued upon
  reinvestment of distributions...........     8,283,087         13,712,004
 Payments for shares redeemed.............    (8,665,151)       (32,558,285)
                                            ------------       ------------
 Net increase in net assets from fund
  share transactions......................    81,815,429         36,350,586
                                            ------------       ------------
Net change in net assets..................    73,537,480         30,999,104
NET ASSETS:
Beginning of period.......................   116,028,893         85,029,789
                                            ------------       ------------
End of period.............................  $189,566,373       $116,028,893
                                            ============       ============
End of period net assets includes
 undistributed net investment income......  $    453,335       $    546,677
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................     5,392,167          3,528,402
 Number of shares issued upon reinvestment
  of distributions........................       563,859            934,697
 Number of shares redeemed................      (589,787)        (2,077,205)
                                            ------------       ------------
 Net increase.............................     5,366,239          2,385,894
                                            ============       ============


                                        See Notes to Financial Statements. 33

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       TECHNOLOGY
                                            ---------------------------------
                                                                PERIOD FROM
                                              SIX MONTH         MAY 1, 2000
                                             PERIOD ENDED    (COMMENCEMENT OF
                                            JUNE 30, 2001     OPERATIONS) TO
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment loss ......................  $    (73,882)      $   (124,875)
Net realized loss on investments..........   (18,828,708)       (14,218,680)
Net change in unrealized gain or loss on
 investments..............................     9,689,256         (9,437,514)
                                            ------------       ------------
 Net decrease in net assets resulting from
  operations..............................    (9,213,334)       (23,781,069)
                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold................    34,656,383         77,092,481
 Payments for shares redeemed.............   (13,663,170)        (8,690,216)
                                            ------------       ------------
 Net increase in net assets from fund
  share transactions......................    20,993,213         68,402,265
                                            ------------       ------------
Net change in net assets..................    11,779,879         44,621,196
NET ASSETS:
Beginning of period.......................    44,621,196                 --
                                            ------------       ------------
End of period.............................  $ 56,401,075       $ 44,621,196
                                            ============       ============
End of period net assets includes
 undistributed (distributions in excess
 of) net investment income................  $    (73,882)      $         --
                                            ============       ============
SHARE TRANSACTIONS:
 Number of shares sold....................     6,186,935          8,591,754
 Number of shares redeemed................    (2,589,387)        (1,004,163)
                                            ------------       ------------
 Net increase.............................     3,597,548          7,587,591
                                            ============       ============

34 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)
1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers five portfolios: Aetna Growth VP, Aetna International VP, Aetna Small Company VP, Aetna Value Opportunity VP and Aetna Technology VP (individually, a Portfolio, and collectively, the Portfolios).

The following is each Portfolio's investment objective:

   AETNA GROWTH VP (Growth) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

   AETNA INTERNATIONAL VP (International) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

   AETNA SMALL COMPANY VP (Small Company) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

   AETNA VALUE OPPORTUNITY VP (Value Opportunity) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

   TECHNOLOGY VP (Technology) seeks long-term capital appreciation.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all shares outstanding of each Portfolio.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). On December 13, 2000 Aetna Inc. (Aetna), sold certain of its financial services and international businesses, including Aeltus and ACI to ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. Elijah Asset Management, LLC (EAM) serves as the sub-adviser to Technology.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)

a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. A Portfolio, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. Each Portfolio may invest up to 15% of its net assets in illiquid securities. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 2000 and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

F. LINE OF CREDIT

The Fund (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of June 30, 2001.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of June 30, 2001:

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)

                    ADVISORY FEE
                    ------------
Growth                0.60%
International         0.85%
Small Company         0.75%
Value Opportunity     0.60%
Technology            0.95%


Aeltus entered into a subadvisory agreement with EAM, effective May 1, 2000. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. The subadvisory agreement provides that Aeltus will pay EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets. For the period January 1, 2001 through June 30, 2001, Aeltus paid EAM $133,259.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.425% of the Portfolios' average daily net assets. For the period ended June 30, 2001 Aeltus paid ALIAC $1,512,770.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2001 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's total return. Actual expenses for the period ended June 30, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2001 were:

                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                      -----------------      -------------------
  Growth                                  $393,582,704             $ 369,233,057
  International                             61,387,568                52,719,317
  Small Company                            327,633,964               285,690,854
  Value Opportunity                        194,657,579               126,879,565
  Technology                                65,647,104                44,001,422

6. CAPITAL LOSS CARRYFORWARD

As of June 30, 2001, Technology incurred a capital loss carryfoward of $5,550,749. This capital loss carryfoward may be used to offset future capital gains until December 31, 2008, at which time the carryforward will expire. It is the policy of the Portfolio to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS
GROWTH
Selected data for a fund share outstanding throughout each period:


                                                                                                               PERIOD FROM
                                      SIX MONTH                                                             DECEMBER 13, 1996
                                    PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                                    JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                                     (UNAUDITED)       2000          1999          1998          1997       DECEMBER 31, 1996
                                    -------------  ------------  ------------  ------------  ------------   -----------------

Net asset value, beginning of
 period...........                  $  14.99        $  17.32      $  13.53      $   9.85       $ 10.15         $10.00
                                    --------        --------      --------      --------       -------         ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 (0.01)           0.01          0.03          0.03          0.04+          0.01+
 Net realized and change in
 unrealized gain or loss on
 investments......                     (2.53)          (2.02)         4.62          3.68          3.27           0.15
                                    --------        --------      --------      --------       -------         ------
   Total from investment
    operations ....                    (2.54)          (2.01)         4.65          3.71          3.31           0.16
                                    --------        --------      --------      --------       -------         ------
LESS DISTRIBUTIONS:
 From net investment income            (0.01)          (0.01)        (0.02)        (0.03)        (0.03)         (0.01)
 From net realized gains on
 investments......                     (1.46)          (0.31)        (0.84)           --         (3.58)            --
                                    --------        --------      --------      --------       -------         ------
   Total distributions                 (1.47)          (0.32)        (0.86)        (0.03)        (3.61)         (0.01)
                                    --------        --------      --------      --------       -------         ------
Net asset value, end of period      $  10.98        $  14.99      $  17.32      $  13.53       $  9.85         $10.15
                                    ========        ========      ========      ========       =======         ======

Total return* .....                   (16.92)%        (11.95)%       34.97%        37.68%        33.01%          1.57%
Net assets, end of period (000's)   $381,004        $460,578      $369,845      $142,363       $ 5,964         $5,175
Ratio of net investment expenses
 to average net assets                  0.70%(1)        0.70%         0.71%         0.75%         0.75%          0.67%(1)
Ratio of net investment income to
 average net assets .                  (0.12)%(1)       0.06%         0.20%         0.40%         0.29%          1.99%(1)
Portfolio turnover rate                99.31%         179.29%       138.03%       152.99%       207.41%          1.97%



(1) Annualized.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                                           See Notes to Financial Statements. 39

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL

Selected data for a fund share outstanding throughout each period:


                                                                                     PERIOD FROM
                          SIX MONTH                                               DECEMBER 22, 1997
                        PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                        JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                         (UNAUDITED)       2000          1999          1998       DECEMBER 31, 1997
                        -------------  ------------  ------------  ------------   -----------------

Net asset value,
 beginning of period .   $ 10.40        $ 15.92        $ 11.59       $ 10.27        $ 10.00
                         -------        -------        -------       -------        -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.03          (0.02)         (0.01)         0.07             --
 Net realized and
 change in unrealized
 gain or loss on
 investments.........      (1.63)         (3.17)          5.78          1.87           0.27
                         -------        -------        -------       -------        -------
   Total from
    investment
   operations ........     (1.60)         (3.19)          5.77          1.94           0.27
                         -------        -------        -------       -------        -------
LESS DISTRIBUTIONS:
 From net investment
 income..............      (0.01)         (0.01)         (0.15)        (0.01)            --
 From net realized
 gains on investments         --          (2.32)         (1.29)        (0.61)            --
                         -------        -------        -------       -------        -------
   Total distributions     (0.01)         (2.33)         (1.44)        (0.62)            --
                         -------        -------        -------       -------        -------
Net asset value, end
 of period ...........   $  8.79        $ 10.40        $ 15.92       $ 11.59        $ 10.27
                         =======        =======        =======       =======        =======

Total return* ........    (15.40)%       (20.33)%        51.33%        18.92%          2.74%
Net assets, end of
 period (000's) ......   $51,928        $52,210        $43,548       $16,242        $15,412
Ratio of net
 investment expenses
 to average net assets      1.15%(1)       1.15%          1.15%         1.15%          1.15%(1)
Ratio of net
 investment income to
 average net assets ..      0.74%(1)      (0.18)%         0.13%         0.55%         (0.98)%(1)
Ratio of expenses
 before reimbursement
 and waiver toaverage
 net assets ..........      1.31%(1)       1.34%          1.62%         1.77%            --
Portfolio turnover
 rate................     104.50%        211.80%        168.88%       158.02%          0.71%

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.


40 See Notes to Financial Statements.

SMALL COMPANY
Selected data for a fund share outstanding throughout each period:


                                                                                                       PERIOD FROM
                              SIX MONTH                                                             DECEMBER 27, 1996
                            PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                            JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                             (UNAUDITED)       2000          1999          1998          1997       DECEMBER 31, 1996
                            -------------  ------------  ------------  ------------  ------------   -----------------

Net asset value, beginning
 of period ...............  $  16.65        $  16.52      $  12.79       $ 12.77       $ 10.11         $10.00
                            --------        --------      --------       -------       -------         ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...      0.05            0.11          0.08          0.07          0.04+          0.01+
 Net realized and change
 in unrealized gain or
 loss on investments .....      0.83            1.09          3.84          0.07          3.44           0.11
                            --------        --------      --------       -------       -------         ------
   Total from investment
    operations ...........      0.88            1.20          3.92          0.14          3.48           0.12
                            --------        --------      --------       -------       -------         ------
LESS DISTRIBUTIONS:
 From net investment
 income...................     (0.10)          (0.02)        (0.06)        (0.08)        (0.03)         (0.01)
 From net realized gains
 on investments ..........     (0.51)          (1.05)        (0.13)        (0.04)        (0.79)            --
                            --------        --------      --------       -------       -------         ------
   Total distributions ...     (0.61)          (1.07)        (0.19)        (0.12)        (0.82)         (0.01)
                            --------        --------      --------       -------       -------         ------
Net asset value, end of
 period...................  $  16.92        $  16.65      $  16.52       $ 12.79       $ 12.77         $10.11
                            ========        ========      ========       =======       =======         ======

Total return* ............      5.49%           6.72%        30.85%         1.10%        34.49%          1.23%
Net assets, end of period
 (000's)..................  $325,717        $273,617      $149,416       $99,823       $18,102         $5,158
Ratio of net investment
 expenses to average net
 assets...................      0.86%(1)        0.87%         0.88%         0.89%         0.90%          0.55%(1)
Ratio of net investment
 income to average net
 assets...................      0.90%(1)        0.80%         0.64%         0.93%         0.78%          5.96%(1)
Portfolio turnover rate ..    122.29%         330.31%       256.09%       185.29%       180.25%            --

(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                                          See Notes to Financial Statements. 41

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY

Selected data for a fund share outstanding throughout each period:


                                                                                                       PERIOD FROM
                              SIX MONTH                                                             DECEMBER 13, 1996
                            PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    (COMMENCEMENT OF
                            JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    OPERATIONS) TO
                             (UNAUDITED)       2000          1999          1998          1997       DECEMBER 31, 1996
                            -------------  ------------  ------------  ------------  ------------   -----------------

Net asset value, beginning
 of period ...............  $  15.34        $  16.42       $ 14.41       $ 11.92       $ 10.20         $10.00
                            --------        --------       -------       -------       -------         ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...      0.01            0.07          0.10          0.09          0.11+          0.02+
 Net realized and change
 in unrealized gain or
 loss on investments .....      0.00            1.49          2.71          2.56          3.90           0.20
                            --------        --------       -------       -------       -------         ------
   Total from investment
    operations............      0.01            1.56          2.81          2.65          4.01           0.22
                            --------        --------       -------       -------       -------         ------
LESS DISTRIBUTIONS:
 From net investment
 income...................     (0.05)          (0.03)        (0.08)        (0.08)        (0.10)         (0.02)
 From net realized gains
 on investments ..........     (0.64)          (2.61)        (0.72)        (0.08)        (2.19)            --
                            --------        --------       -------       -------       -------         ------
   Total distributions ...     (0.69)          (2.64)        (0.80)        (0.16)        (2.29)         (0.02)
                            --------        --------       -------       -------       -------         ------
Net asset value, end of
 period...................  $  14.66        $  15.34       $ 16.42       $ 14.41       $ 11.92         $10.20
                            ========        ========       =======       =======       =======         ======

Total return* ............      0.00%          10.19%        19.58%        22.39%        39.36%          2.15%
Net assets, end of period
 (000's)..................  $189,566        $116,029       $85,030       $76,109       $ 9,147         $5,202
Ratio of net investment
 expenses to average net
 assets...................      0.72%(1)        0.75%         0.73%         0.74%         0.75%          0.67%(1)
Ratio of net investment
 income to average net
 assets...................      0.59%(1)        0.58%         0.69%         0.93%         1.06%          2.73%(1)
Portfolio turnover rate ..     82.83%         171.18%       124.80%       125.72%       187.84%            --


(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

42 See Notes to Financial Statements.

TECHNOLOGY
Selected data for a fund share outstanding throughout each period:


                                                                PERIOD FROM
                                               SIX MONTH        MAY 1, 2000
                                             PERIOD ENDED    (COMMENCEMENT OF
                                             JUNE 30, 2001    OPERATIONS) TO
                                              (UNAUDITED)    DECEMBER 31, 2000
                                             -------------   -----------------

Net asset value, beginning of period ......   $  5.88          $ 10.00
                                              -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................     (0.01)           (0.02)
 Net realized and change in unrealized gain
 or loss on investments ...................     (0.83)           (4.10)
                                              -------          -------
   Total from investment operations .......     (0.84)           (4.12)
                                              -------          -------
Net asset value, end of period ............   $  5.04          $  5.88
                                              =======          =======

Total return* .............................    (14.29)%         (41.20)%
Net assets, end of period (000's) .........   $56,401          $44,621
Ratio of net investment expenses to average
 net assets ...............................      1.10%(1)         1.15%(1)
Ratio of net investment income to average
 net assets ...............................     (0.28)%(1)       (0.61)%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............        --             1.20%(1)
Portfolio turnover rate ...................     96.52%          150.01%



(1) ANNUALIZED.

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.



                                         See Notes to Financial Statements. 43

[CHART]

AETNA BALANCED VP, INC.
GROWTH OF $10,000

                                                             LEHMAN
             AETNA                      60% S&P 500/40%      BROTHERS
             BALANCED      S&P 500      LEHMAN AGGREGATE     AGGREGATE
             VP, INC.      INDEX        BOND INDEX           BOND INDEX
12/31/90      10,000       10,000       10,000                10,000
12/31/91      11,838       13,047       12,477                11,600
12/31/92      12,594       14,041       13,424                12,458
12/31/93      13,841       15,457       14,765                13,673
12/31/94      13,793       15,661       14,716                13,274
12/31/95      17,549       21,546       19,081                15,726
12/31/96      20,211       26,491       21,938                16,296
              20,211       27,201       22,249                16,205
              20,211       31,950       24,872                16,800
              20,211       34,343       26,352                17,358
12/31/97      24,756       35,328       27,159                17,870
              24,756       40,257       29,578                18,145
              24,756       41,585       30,448                18,569
              24,756       37,447       29,337                19,355
12/31/98      28,950       45,424       33,033                19,421
              29,448       47,686       33,955                19,324
              30,835       51,048       35,265                19,154
              29,901       47,857       34,028                19,284
12/31/99      32,891       54,978       36,995                19,261
              34,496       56,237       37,875                19,686
              34,064       54,741       37,531                20,029
              34,020       54,210       37,786                20,634
12/31/00      32,704       49,966       36,626                21,500
              30,385       44,040       34,432                22,152
06/30/01      31,701       46,616       35,737                22,276

    Average Annual Total Returns
 for the period ended June 30, 2001*

---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
  -6.94%       11.23%       11.52%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA BALANCED VP, INC.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Balanced VP, Inc. (Balanced) generated a net loss of -3.06%, net of fund expenses, for the six month period ended June 30, 2001. For the same period the benchmark, Standard & Poor's (S&P) 500 Index(a) generated a net loss of -6.70%, while the composite index, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(b), generated a net loss of -2.43%.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Equity: Over the period, the economy remained weak. Manufacturing, business investment, and corporate profits struggled and negatively impacted equity markets here in the U.S. and abroad. On the employment front, jobless claims have been running at their highest level since 1992, driving unemployment up 0.5% to 4.5%. Real Gross Domestic Product (GDP) growth in the first quarter was slow at 1.2% and is expected to be comparably weak in the second quarter. The most recent statistics however may indicate stabilization in the manufacturing sector as well as positive consumer confidence. A good sign for the economy.

The Federal Reserve (the "Fed") eased overnight rates by a total of 275 basis points since the beginning of the year in response to the softening economy.
 The Fed and the market are now looking for the prior rate cuts and tax cuts to begin to stimulate the economy. (One basis point is equal to one hundredth of a percent, or 0.01%.)


44 See Definition of Terms.

While domestic equity markets were able to rally in response to the Fed's inter-meeting rate cuts of 50 basis points in January and April, these rallies were not strong enough to counter the severe corrections that occurred in February and March of this year. The poorest performing sectors for large cap stocks as measured by the Standard & Poor's (S&P) 500 Index were technology, utilities and health care. Fears over the adverse impact a slowing U.S. economy would have on technology company earnings caused investors to allocate away from this sector. The utility sector was hurt by concerns over potential liabilities arising from the California utility crisis. The strongest large cap sectors were consumer cyclicals and basic materials.

FIXED INCOME: The yield curve was steeper again in the second quarter with the 2 year to 10-year curve going from 75 to 116 basis points. For much of the quarter this was driven by lower 2-year yields as the market was pricing in further rate cuts. Ten year yields rose for much of the quarter due to technical conditions, rallied through much of June as economic conditions remained weak but increased late in June as the Fed slowed their pace of easing and economic data showed signs of a possible rebound.

The accommodative Fed caused spreads to narrow across the investment grade spectrum. For the quarter, investment grade corporate bonds outperformed duration-equivalent Treasuries by 138 basis points. Other investment grade sectors had positive returns, with agencies +9, mortgage-backed securities +39, collateralized mortgage backed-securities +70, and asset-backed securities +56.

It was a period marked by dramatic changes in market leadership and investor sentiment. Weak economic reports, generally lead to equity market losses, but the Fed's 6 rate cuts during the period saw surges in investor optimism and positive equity returns.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

EQUITY: The Portfolio underperformed the S&P 500 Index during the period. Balanced was hurt both by the sector allocation and individual security selection by the model used to manage the Portfolio. Security selection was poor because factor performance was perverse, especially in January following the Fed's first-rate cut on January 3rd. The bottom deciles of Estimate Trend, Price Momentum, Earnings Momentum and Growth Reliability outperformed the top deciles by 15% or more on an equally weighted basis in January. That is, the stocks that performed best were those analysts had downgraded most actively, those with poor prior price momentum, those with the largest declines in earnings over the last 4 quarters, and those with the least consistent earnings growth. This perverse factor behavior has been attributed to a "January effect" in which stocks that have suffered from tax-loss selling late in the prior year bounce back in January. This effect was exacerbated by the seasonal pattern of strong inflows into equities in the early part of the year, and, aggressive easing by the Fed that sharply altered market psychology. Similar perverse behavior occurred in April following the Fed's inter-meeting easing on April 18th. Although to a lesser extent, investors once again consciously sought stocks that had sold off sharply despite the fact that many of these stocks continue to have poor near-term earnings outlooks.

The Portfolio was hurt by its overweight in healthcare and its underweight in consumer cyclicals. The negative impact of these positions was partially offset by the Portfolio's overweight in the energy and financials sectors as those sectors performed well relative to the S&P 500 Index during the period. The majority of the adverse individual security selection by the quantitative model we use to manage the portfolio occurred within the technology sector. The portfolio was hurt by its underweight in Microsoft and AOL, and, by its overweight in EMC and Oracle. This was partially offset by the positive impact of having been underweight in Lucent.

FIXED INCOME: Performance during the six month period was positively impacted by a significant overweight to investment grade corporate bonds during their period of outstanding performance. However, this positive contribution was offset to some extent by security selection in the corporate sector. Overweight to high yield early in the year, and the subsequent sale of high yield before the sell off, also added significantly to the out performance. Duration was kept close to neutral during the quarter due to the economic uncertainty and the significant rally seen in Treasuries during the period of Fed easing. The Portfolio also benefited modestly from overweight to mortgage-backed securities.

                                                   See Definition of Terms. 45

WHAT IS YOUR OUTLOOK GOING FORWARD?


EQUITY: Looking ahead we remain cautiously optimistic. While valuations are more reasonable versus six months ago, stock prices are still volatile and earnings visibility is still not great. We expect earnings disappointments will continue on into the second half of 2001.

We believe investor behavior in January and April of this year represent an anomalous period rather than a sudden shift in the way investors will value individual equities in the long term. That is, we believe it is unlikely that investors will markedly change their historical behavior for a sustained period of time in favor of stocks that are being most actively downgraded by analysts, that are showing the greatest declines in actual earnings, and that exhibit the poorest earnings growth reliability. As the U.S. economy stabilizes, we expect performance within the U.S. equity will also steady in favor of those companies with the positive attributes our quantitative model is designed to measure: superior business momentum, market recognition, and attractive valuation.

FIXED INCOME: We have reduced much of our overweight position in investment grade corporate bonds due to the strong year-to-date performance. We remain concerned about corporate profitability, and sentiment indicators also indicate upside may be limited from here. While we remain overweight in mortgage-backed securities versus agencies, we will most likely reverse this somewhat going forward should agency spreads widen. We expect to keep duration close to neutral, but will bias to the shorter side given that we are toward the end of the Fed easing cycle. We expect to remain at or close to a zero weighting in the higher risk sectors, high yield and emerging markets.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         2.9%        2.7%          0.2%
Capital Goods                          10.4%        9.3%          1.1%
Communication Services                  3.9%        5.7%       (1.8)%
Consumer Cyclicals                      8.7%        8.7%           --
Consumer Staples                       11.0%       13.0%       (2.0)%
Energy                                  8.1%        6.7%          1.4%
Financials                             21.7%       18.1%          3.6%
Health Care                            14.0%       12.8%          1.2%
Technology                             14.4%       18.4%       (4.0)%
Transportation                          0.7%        0.7%           --
Utilities                               4.2%        3.9%          0.3%


                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
General Electric Co.               2.1%
Microsoft Corp.                    1.7%
Exxon Mobil Corp.                  1.3%
Citigroup Inc.                     1.2%
Pfizer, Inc.                       1.1%



46 See Definition of Terms.

                                                                     % OF NET
TOP FIVE INCOME HOLDINGS                                              ASSETS
U.S. Treasury Note, 4.25%, 03/31/03                                    2.8%
Sprint Capital Corp., 4.35%, 07/19/01                                  2.1%
Cooperative Associates of Tractor Dealers, Inc., 4.25%, 07/02/01       2.1%
U.S. Treasury Note, 5.00%, 02/15/11                                    2.0%
Government National Mortgage Association, 7.50%, 12/15/23-11/20/30     2.0%



The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

                                                  See Definition of Terms. 47

[CHART]

AETNA GROWTH AND INCOME VP
GROWTH OF $10,000

              AETNA GROWTH
              AND INCOME      S&P 500
              VP              INDEX
12/31/90      10,000          10,000
12/31/91      12,641          13,047
12/31/92      13,488          14,041
12/31/93      14,397          15,457
12/31/94      14,259          15,661
12/31/95      18,857          21,546
12/31/96      23,470          26,491
              23,470          27,201
              23,470          31,950
              23,470          34,343
12/31/97      30,485          35,328
              30,485          40,257
              30,485          41,585
              30,485          37,447
12/31/98      34,902          45,424
              35,963          47,686
              38,376          51,048
              36,454          47,857
12/31/99      40,978          54,978
              42,875          56,237
              40,362          54,741
              40,221          54,210
12/31/00      36,485          49,966
              30,629          44,040
06/30/01      32,852          46,616

LOGO

    Average Annual Total Returns
 for the period ended June 30, 2001*

---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
  -18.60%       9.54%       11.43%
---------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA GROWTH AND INCOME VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth and Income VP (Growth and Income) generated a net loss of -9.95%, net of fund expenses, for the six month period ended June 30, 2001. The benchmark, Standard & Poor's (S&P) 500 Index(a), generated a net loss of -6.70% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The U.S. equity market was a mixed bag in the six month period ending June 30, 2001. It began with a surprise Federal Reserve (the "Fed") interest rate cut in early January, which exacerbated an already volatile environment. Suddenly, stocks that had been considered unattractive in a slowing economic environment snapped back like rubber bands and raced upward for several days. After a short period of time, though, the market conditions that dominated in the fourth quarter of 2000 (small caps beating large caps, and value stocks beating growth stocks) reasserted themselves and the major market indices ended the first quarter down. Another rally began in April, driven again by a Fed rate cut and hopes that U.S. company's earnings would begin to recover in the first half of 2001. By mid-May, it became clear that the economy was not out of the woods yet, though, and the equity markets were generally flat through the end of the second quarter.


48 See Definition of Terms.

                          % OF               NOTIONAL VALUE*
                       NET ASSETS                 OF FUTURES               ECONOMIC EXPOSURE*
ASSET ALLOCATION:       06/30/01                                                  06/30/01         12/31/00
Large Cap Stocks          73.3%                           --                        73.3%            77.4%
Mid Cap Stocks            14.2%                           --                        14.2%            10.9%
Small Cap Stocks           4.6%                           --                         4.6%             4.5%
International Stocks       4.0%                        0.4 %                         4.4%             2.4%
Real Estate Stocks           --                           --                           --             0.2%
Cash Equivalents           3.9%                       (0.4)%                         3.5%             4.6%
                       ----------  --------------------------  ----------------------------------  -------
                         100.0%                           --                       100.0%           100.0%
                       ==========  ==========================  ==================================  =======



* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions, if any. Economic exposure reflects the Portfolio's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

The Portfolio was harmed by early January market volatility, falling well behind the S&P 500 Index by January 31. Between January 31 and June 30, the Portfolio recovered some lost ground versus the S&P 500 Index. The Portfolio suffered from poor stock selection in technology and industrial conglomerate stocks over the course of the period. As electric utilities suffered from the controversy in California, so did the Portfolio's holdings in these stocks. On the plus side, positions in several biotech and medical products stocks helped the Portfolio recover over the course of the first half of 2001. Finally, the Portfolio owned a large position in Lehman Brothers, which turned in an excellent performance in a bifurcated market in brokerage stocks.


WHAT IS YOUR OUTLOOK GOING FORWARD?

The Portfolio will continue to focus on the several key points - continuing to invest in the broad market, while emphasizing large cap stocks. It will also continue to avoid large variations in Portfolio holdings size and style relative to the broad market.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
Basic Materials                         1.1%        2.7%       (1.6)%
Capital Goods                          10.3%        9.3%        1.0 %
Communication Services                  2.9%        5.7%       (2.8)%
Consumer Cyclicals                      7.7%        8.7%       (1.0)%
Consumer Staples                        9.3%       13.0%       (3.7)%
Energy                                  5.3%        6.7%       (1.4)%
Financials                             19.3%       18.1%        1.2 %
Health Care                            19.3%       12.8%        6.5 %
Technology                             19.9%       18.4%        1.5 %
Transportation                          0.6%        0.7%       (0.1)%
Utilities                               4.3%        3.9%        0.4 %

                                                  See Definition of Terms. 49

                                  % OF NET
TOP FIVE EQUITY HOLDINGS           ASSETS
General Electric Co.                5.2%
Pfizer, Inc.                        3.2%
Microsoft Corp.                     3.2%
Johnson & Johnson                   3.1%
AOL Time Warner Inc.                2.3%



The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

50 See Definition of Terms.

DEFINITION OF TERMS

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The unmanaged indices described above are not available for individual investment.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
BALANCED


                                          NUMBER OF              MARKET
                                           SHARES                VALUE
                                       --------------     ----------------
COMMON STOCKS (58.5%)
AEROSPACE/DEFENSE (1.1%)
Alliant Techsystems Inc. + ..........        28,050       $    2,521,695
Boeing Co. ..........................       152,200            8,462,320
General Dynamics Corp. ..............        35,300            2,746,693
Goodrich (B.F.) Co. .................         7,000              265,860
Lockheed Martin Corp. ...............        73,000            2,704,650
Northrop Grumman Corp. ..............        14,200            1,137,420
Raytheon Co. ........................        17,000              451,350
                                                          ----------------
                                                              18,289,988
                                                          ----------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. ..........        94,616            1,230,008
                                                          ----------------
AIR FREIGHT (0.1%)
FedEx Corp. + .......................        21,740              873,948
                                                          ----------------
AIRLINES (0.1%)
AMR Corp. + .........................        11,800              426,334
Delta Air Lines, Inc. ...............        14,200              625,936
Southwest Airlines Co. ..............        58,350            1,078,892
                                                          ----------------
                                                               2,131,162
                                                          ----------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. .................        23,500              987,470
Alcoa Inc. ..........................        65,112            2,565,413
                                                          ----------------
                                                               3,552,883
                                                          ----------------
AUTO PARTS & EQUIPMENT (0.5%)
Delphi Automotive Systems Corp. .....        43,200              688,176
Gentex Corp. + ......................       109,400            3,048,978
Genuine Parts Co. ...................        18,700              589,050
Lear Corp. + ........................        78,700            2,746,630
Snap-On, Inc. .......................         8,500              205,360
TRW, Inc. ...........................         8,900              364,900
Visteon Corp. .......................        10,736              197,328
                                                          ----------------
                                                               7,840,422
                                                          ----------------
AUTOMOBILES (0.5%)
Ford Motor Co. ......................       261,600            6,422,280
General Motors Corp. ................        42,400            2,728,440
                                                          ----------------
                                                               9,150,720
                                                          ----------------
BANKS & THRIFTS (0.1%)
Webster Financial Corp. .............        53,000            1,737,340
                                                          ----------------
BANKS - MAJOR REGIONAL (1.9%)
AmSouth Bancorporation ..............        28,400              525,116
Bank of New York Co., Inc. ..........        56,700            2,721,600
Bank One Corp. ......................        88,300            3,161,140
BB&T Corp. ..........................        27,600            1,012,920
Comerica, Inc. ......................        12,800              737,280
Fifth Third Bancorp .................        35,751            2,146,848
Fleet Boston Financial Corp. ........        81,654            3,221,250
Huntington Bancshares Inc. ..........        19,100              312,285
KeyCorp .............................        28,900              752,845
Mellon Financial Corp. ..............        36,800            1,692,800

BANKS - MAJOR REGIONAL (CONTINUED)
National City Corp. .................        40,800       $    1,255,824
Northern Trust Corp. ................        16,700            1,043,750
PNC Financial Services Group ........        24,800            1,631,592
Regions Financial Corp. .............        16,800              537,600
SouthTrust Corp. ....................        25,600              665,600
Suntrust Banks, Inc. ................        25,700            1,664,846
Synovus Financial Corp. .............        21,500              674,670
U.S. Bancorp ........................       148,076            3,374,652
Union Planters Corp. ................         9,500              414,200
Wachovia Corp. ......................        13,600              967,640
Wells Fargo & Co. ...................        74,000            3,435,820
Zions Bancorporation ................         6,700              395,300
                                                          ----------------
                                                              32,345,578
                                                          ----------------
BANKS - MONEY CENTER (0.6%)
Bank of America Corp. ...............       117,300            7,041,519
First Union Corp. ...................        76,100            2,658,934
                                                          ----------------
                                                               9,700,453
                                                          ----------------
BANKS - REGIONAL (0.3%)
Banknorth Group, Inc. ...............        77,500            1,755,375
East West Bancorp, Inc. .............        91,100            2,459,700
                                                          ----------------
                                                               4,215,075
                                                          ----------------
BEVERAGES - ALCOHOLIC (0.2%)
Anheuser-Busch Co., Inc. ............        71,000            2,925,200
Brown-Forman Corp. ..................         2,800              179,032
Coors (Adolph) Co. ..................         5,000              250,900
                                                          ----------------
                                                               3,355,132
                                                          ----------------
BEVERAGES - NON-ALCOHOLIC (0.8%)
Coca-Cola Co. (The) .................       176,600            7,947,000
Pepsi Bottling Group, Inc. (The) ....        21,200              850,120
PepsiCo, Inc. .......................       106,900            4,724,980
                                                          ----------------
                                                              13,522,100
                                                          ----------------
BIOTECHNOLOGY (0.9%)
Amgen, Inc. + .......................        74,200            4,502,456
Array Biopharma Inc. + ..............       123,000            1,119,300
Aviron + ............................        33,900            1,932,300
Biogen, Inc. + ......................        11,700              636,012
Chiron Corp. + ......................        13,800              703,800
Invitrogen Corp. + ..................        32,500            2,333,500
MedImmune, Inc. + ...................        21,800            1,028,960
Protein Design Labs, Inc. + .........        25,900            2,247,084
                                                          ----------------
                                                              14,503,412
                                                          ----------------
BROADCASTING - TV, RADIO & CABLE (0.3%)
Comcast Corp. - Class A Special + ...        70,100            3,042,340
Emmis Communications Corp. -
 Class A+............................        50,000            1,537,500
Mediacom Communications Corp. + .....        81,200            1,136,800
                                                          ----------------
                                                               5,716,640
                                                          ----------------
BUILDING MATERIALS GROUP (0.0%)
Masco Corp. + .......................        34,500              861,120
                                                          ----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.2%)
Sprint Corp. (PCS Group) + ..........        35,500              857,325


52 See Notes to Portfolio of Investments.

                                          NUMBER OF              MARKET
                                           SHARES                VALUE
                                       --------------     ----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (CONTINUED)
Western Wireless Corp. + ............        67,300       $    2,893,900
                                                          ----------------
                                                               3,751,225
                                                          ----------------
CHEMICALS (0.3%)
Air Products and Chemicals, Inc. ....        17,500              800,625
Du Pont (E.I.) de Nemours ...........        45,200            2,180,448
Eastman Chemical Co. ................         6,000              285,780
Praxair, Inc. .......................        11,100              521,700
Rohm & Haas Co. .....................        15,300              503,370
                                                          ----------------
                                                               4,291,923
                                                          ----------------
CHEMICALS - DIVERSIFIED (0.1%)
Engelhard Corp. .....................        10,600              273,374
FMC Corp. + .........................         3,900              267,384
PPG Industries Inc. .................         8,100              425,817
                                                          ----------------
                                                                 966,575
                                                          ----------------
CHEMICALS - SPECIALITY (0.2%)
Agrium Inc. .........................        33,500              335,000
Ecolab, Inc. ........................        13,400              548,998
Great Lakes Chemical Corp. ..........         3,800              117,230
International Flavors & Fragrances,
 Inc.................................         4,300              108,059
Millennium Chemicals, Inc. ..........       176,200            2,651,810
Sigma-Aldrich Corp. .................        10,100              390,062
                                                          ----------------
                                                               4,151,159
                                                          ----------------
COMMUNICATIONS EQUIPMENT (0.4%)
Comverse Technology, Inc. + .........        12,500              720,250
Corning, Inc. .......................        35,100              586,521
JDS Uniphase Corp. + ................        53,000              675,750
QUALCOMM Inc. + .....................        58,100            3,397,688
Scientific-Atlanta, Inc. ............        17,600              714,560
SonicWALL, Inc. + ...................        39,100              985,711
Tellabs, Inc. + .....................        18,400              354,752
                                                          ----------------
                                                               7,435,232
                                                          ----------------
COMPUTERS - HARDWARE (1.4%)
Apple Computer, Inc. + ..............        26,800              623,100
Compaq Computer Corp. ...............       127,600            1,976,524
Dell Computer Corp. + ...............       194,200            5,039,490
Gateway, Inc. + .....................        22,400              368,480
Hewlett-Packard Co. .................        83,900            2,399,540
International Business Machines Corp.        72,400            8,181,200
NCR Corp. + .........................         7,400              347,800
Palm, Inc. + ........................        42,300              256,761
Sun Microsystems, Inc. + ............       243,100            3,821,532
                                                          ----------------
                                                              23,014,427
                                                          ----------------
COMPUTERS - NETWORKING (0.6%)
Avaya Inc. + ........................        21,000              287,700
Cisco Systems, Inc. + ...............       539,000            9,809,800
Network Appliance, Inc. + ...........        31,700              434,290
                                                          ----------------
                                                              10,531,790
                                                          ----------------
COMPUTERS - PERIPHERALS (0.2%)
EMC Corp. ...........................        94,400            2,742,320
                                                          ----------------

COMPUTERS SOFTWARE/SERVICES (3.2%)
Adobe Systems, Inc. .................        16,600       $      780,200
BMC Software, Inc. + ................        18,400              414,736
Citrix Systems, Inc. + ..............        13,600              474,640
Computer Associates International,
 Inc.................................        44,300            1,594,800
Compuware Corp. + ...................        49,200              688,308
Dendrite International, Inc. ........       120,800              906,000
IntraNet Solutions, Inc. + ..........        53,500            2,035,675
Intuit Inc. + .......................        15,400              615,846
Mercury Interactive Corp. + .........         8,000              479,200
Microsoft Corp. + ...................       378,400           27,471,840
Novell, Inc. + ......................        24,000              136,560
Oracle Corp. + ......................       405,600            7,706,400
PeopleSoft, Inc. + ..................        26,700            1,314,441
Pharmacopeia, Inc. + ................       142,900            3,429,600
Siebel Systems, Inc. + ..............        31,500            1,477,350
Titan Corporation (The) + ...........        60,000            1,374,000
VERITAS Software Corp. + ............        30,000            1,995,900
                                                          ----------------
                                                              52,895,496
                                                          ----------------
CONSTRUCTION (0.2%)
Texas Industries, Inc. ..............        94,200            3,239,538
                                                          ----------------
CONSUMER FINANCE (0.9%)
Capital One Financial Corp. .........        14,200              852,000
Countrywide Credit Industries, Inc. .        11,800              541,384
Household International, Inc. .......        34,900            2,327,830
MBNA Corp. ..........................       149,800            4,935,910
Metris Companies, Inc. ..............        83,350            2,809,728
Providian Financial Corp. ...........        50,600            2,995,520
                                                          ----------------
                                                              14,462,372
                                                          ----------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Bemis Co., Inc. .....................         5,500              220,935
Pactiv Corp. + ......................        11,900              159,460
Temple-Inland Inc. ..................         4,300              229,147
                                                          ----------------
                                                                 609,542
                                                          ----------------
DISTRIBUTORS - FOOD & HEALTH (0.4%)
Cardinal Health, Inc. ...............        31,100            2,145,900
McKesson HBOC, Inc. .................        19,600              727,552
SUPERVALU, Inc. .....................       180,000            3,159,000
Sysco Corp. .........................        49,600            1,346,640
                                                          ----------------
                                                               7,379,092
                                                          ----------------
ELECTRIC COMPANIES (1.5%)
Allegheny Energy, Inc. ..............        14,200              685,150
Ameren Corp. ........................        10,600              452,620
American Electric Power Co., Inc. ...        23,600            1,089,612
Cinergy Corp. .......................        20,500              716,475
CMS Energy Corp. ....................        22,200              618,270
Consolidated Edison, Inc. ...........        24,300              967,140
Constellation Energy Group ..........        15,300              651,780
Dominion Resources, Inc. ............        22,558            1,356,412
DTE Energy Co. ......................        10,700              496,908
Duke Energy Corp. ...................        57,400            2,239,174
Entergy Corp. .......................        25,000              959,750


    See Notes to Portfolio of Investments.                                   53

                                          NUMBER OF              MARKET
                                           SHARES                VALUE
                                       --------------     ----------------
ELECTRIC COMPANIES (CONTINUED)
Exelon Corp. ........................        23,200       $    1,487,584
FirstEnergy Corp. ...................        23,900              768,624
FPL Group, Inc. .....................        13,000              782,730
GPU, Inc. ...........................         5,200              182,780
IDACORP, Inc. .......................        40,100            1,398,688
Independent Energy Holdings Plc,
 ADR + i.............................       203,800                1,834
Mirant Corp. + ......................        55,464            1,907,962
Niagara Mohawk Holdings Inc. + ......        12,400              219,356
Pinnacle West Capital Corp. .........        17,400              824,760
PPL Corp. ...........................        28,000            1,540,000
Progress Energy, Inc. ...............        15,000              673,800
Public Service Enterprise Group, Inc.        15,500              757,950
Reliant Energy Inc. .................        49,900            1,607,279
TXU Corp. ...........................        34,100            1,643,279
Xcel Energy, Inc. ...................        52,400            1,490,780
                                                          ----------------
                                                              25,520,697
                                                          ----------------
ELECTRICAL EQUIPMENT (2.9%)
C&D Technologies, Inc. ..............        64,600            2,002,600
Cooper Industries, Inc. .............        11,300              447,367
Emerson Electric Co. ................        32,300            1,954,150
General Electric Co. ................       725,000           35,343,750
Littlefuse, Inc. + ..................        73,800            1,977,102
Power-One, Inc. + ...................         7,800              129,792
Rockwell International Corp. ........        16,200              617,544
Sensormatic Electronics Corp. + .....       185,300            3,150,100
Three-Five Systems, Inc. + ..........       127,000            2,283,460
                                                          ----------------
                                                              47,905,865
                                                          ----------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ...............        13,300              547,428
                                                          ----------------
ELECTRONICS - DEFENSE (0.2%)
Aeroflex Inc. + .....................       115,900            1,216,950
Mercury Computer Systems, Inc. + ....        54,800            2,416,680
                                                          ----------------
                                                               3,633,630
                                                          ----------------
ELECTRONICS - INSTRUMENTS (0.2%)
Agilent Technologies, Inc. + ........        32,800            1,066,000
Orbotech Ltd. + .....................        32,400            1,119,744
PerkinElmer, Inc. ...................        10,400              286,312
Tektronix, Inc. + ...................         9,800              266,070
                                                          ----------------
                                                               2,738,126
                                                          ----------------
ELECTRONICS - SEMICONDUCTORS (1.1%)
Advanced Micro Devices, Inc. + ......        14,900              430,312
Altera Corp. + ......................        12,800              371,200
Analog Devices, Inc. + ..............        15,700              679,025
Applied Micro Circuits Corp. + ......        37,400              643,280
Broadcom Corp. - Class A + ..........        15,100              645,676
Cree, Inc. + ........................        62,200            1,626,219
Intel Corp. .........................       292,000            8,541,000
Linear Technology Corp. .............        23,800            1,052,436
Maxim Integrated Products, Inc. + ...        28,800            1,273,248
Texas Instruments, Inc. .............        75,200            2,368,800

ELECTRONICS - SEMICONDUCTORS (CONTINUED)
Vitesse Semiconductor Corp. + .......        13,500       $      284,040
                                                          ----------------
                                                              17,915,236
                                                          ----------------
ENGINEERING & CONSTRUCTION (0.1%)
Jacobs Engineering Group, Inc. + ....        17,600            1,148,048
                                                          ----------------
ENTERTAINMENT (1.6%)
AOL Time Warner Inc. + ..............       322,250           17,079,250
Viacom, Inc. - Class B + ............       134,300            6,950,025
Walt Disney Co. (The) ...............        80,100            2,314,089
                                                          ----------------
                                                              26,343,364
                                                          ----------------
EQUIPMENT - SEMICONDUCTORS (0.3%)
Advanced Energy Industries, Inc. + ..        36,300            1,498,101
KLA-Tencor Corp. + ..................        13,500              789,345
Novellus Systems, Inc. + ............        10,600              601,974
Ultratech Stepper, Inc. + ...........        85,400            2,190,510
                                                          ----------------
                                                               5,079,930
                                                          ----------------
FINANCIAL - DIVERSIFIED (3.9%)
Ambac Financial Group, Inc. .........        12,300              715,860
American Express Co. ................       102,000            3,957,600
Citigroup Inc. ......................       367,700           19,429,268
Fannie Mae ..........................       179,900           15,318,485
Freddie Mac .........................       101,800            7,126,000
J.P. Morgan Chase & Co. .............       146,980            6,555,308
Moody's Corp. .......................        11,200              375,200
Morgan Stanley Dean Witter & Co. ....        85,000            5,459,550
Mutual Risk Management Ltd. .........       172,600            1,536,140
State Street Corp. ..................        57,000            2,820,930
USA Education Inc. ..................        11,600              846,800
                                                          ----------------
                                                              64,141,141
                                                          ----------------
FOODS (1.0%)
Campbell Soup Co. ...................        29,100              749,325
Dean Foods Co. ......................        29,100            1,169,820
Dole Food Co., Inc. .................       139,800            2,663,190
General Mills, Inc. .................        19,700              862,466
Heinz (H.J.) Co. ....................        27,000            1,104,030
Hershey Foods Corp. .................         7,400              456,654
Kellogg Co. .........................        28,000              812,000
Quaker Oats Co. .....................         9,800              894,250
Ralston Purina Group ................        26,400              792,528
Sara Lee Corp. ......................        63,400            1,200,796
Suiza Foods Corp. + .................        48,300            2,564,730
Unilever NV .........................        39,500            2,353,015
Wrigley (Wm.) Jr. Co. ...............        18,600              871,410
                                                          ----------------
                                                              16,494,214
                                                          ----------------
FOOTWEAR (0.1%)
NIKE, Inc. - Class B ................        39,900            1,675,401
                                                          ----------------
GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ......         9,800              345,940
                                                          ----------------
GOLD/PRECIOUS METALS MINING (0.2%)
Agnico-Eagle Mines Ltd. .............       126,300            1,073,550
Barrick Gold Corp. ..................        30,100              456,015
Homestake Mining Co. ................       127,500              988,125


54    See Notes to Portfolio of Investments.

                                          NUMBER OF              MARKET
                                           SHARES                VALUE
                                       --------------     ----------------
GOLD/PRECIOUS METALS MINING (CONTINUED)
Placer Dome, Inc. ...................        24,800       $      243,040
                                                          ----------------
                                                               2,760,730
                                                          ----------------
HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ................         4,900              193,354
Stanley Works (The) .................         6,100              255,468
                                                          ----------------
                                                                 448,822
                                                          ----------------
HEALTH CARE - DRUGS (0.1%)
Alpharma Inc. - Class A .............        20,200              550,450
Medicis Pharmaceutical Corp. + ......        28,500            1,510,500
                                                          ----------------
                                                               2,060,950
                                                          ----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (3.1%)
Allergan, Inc. ......................        12,500            1,068,750
Eli Lilly & Co. .....................        83,300            6,164,200
Forest Laboratories, Inc. - Class A +        12,700              901,700
Guilford Pharmaceuticals Inc. + .....        73,500            2,499,000
King Pharmaceuticals, Inc. + ........        19,400            1,042,750
Merck & Co., Inc. ...................       171,300           10,947,783
Pfizer, Inc. ........................       470,200           18,831,510
Pharmacia Corp. .....................        99,000            4,549,050
Schering-Plough Corp. ...............       111,000            4,022,640
Titan Pharmaceuticals, Inc. + .......        56,400            1,692,564
                                                          ----------------
                                                              51,719,947
                                                          ----------------
HEALTH CARE - HOSPITAL MANAGEMENT (0.1%)
HCA - The Healthcare Co. ............        20,900              944,471
Tenet Healthcare Corp. + ............        24,200            1,248,478
                                                          ----------------
                                                               2,192,949
                                                          ----------------
HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ..................         7,200              228,600
                                                          ----------------
HEALTH CARE - MANAGED CARE (0.5%)
CIGNA Corp. .........................        23,700            2,270,934
Humana, Inc. + ......................        14,800              145,780
Oxford Health Plans, Inc. + .........        49,800            1,424,280
UnitedHealth Group Inc. .............        50,900            3,143,075
Wellpoint Health Networks, Inc. + ...         8,100              763,344
                                                          ----------------
                                                               7,747,413
                                                          ----------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.2%)
Applera Corp. .......................        21,700              580,475
Bard (C.R.) Inc. ....................         3,600              205,020
Bausch & Lomb, Inc. .................         6,500              235,560
Baxter International, Inc. ..........        44,600            2,185,400
Becton, Dickinson & Co. .............        18,000              644,220
Biomet, Inc. ........................        13,700              658,422
Boston Scientific Corp. + ...........        28,100              477,700
ESC Medical Systems Ltd. + ..........       120,600            3,479,310
Guidant Corp. + .....................        23,500              846,000
Invacare Corp. ......................        49,700            1,919,911
Medtronic, Inc. .....................        91,400            4,205,314
PolyMedica Corp. + ..................        88,100            3,568,050
St. Jude Medical, Inc. + ............        11,000              660,000
                                       --------------     ----------------

HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (CONTINUED)
Stryker Corp. .......................        14,700       $      806,295
                                                          ----------------
                                                              20,471,677
                                                          ----------------
HEALTH CARE - SPECIAL SERVICES (0.4%)
Apria Healthcare Group, Inc. + ......       115,300            3,326,405
DaVita, Inc. + ......................        85,200            1,732,116
HEALTHSOUTH Corp. + .................        53,800              859,186
                                                          ----------------
                                                               5,917,707
                                                          ----------------
HEALTH CARE DIVERSIFIED (1.8%)
Abbott Laboratories .................       118,700            5,698,787
American Home Products Corp. ........       100,600            5,879,064
Bristol-Myers Squibb Co. ............       146,600            7,667,180
Johnson & Johnson ...................       220,044           11,002,200
                                                          ----------------
                                                              30,247,231
                                                          ----------------
HOMEBUILDING (0.0%)
Centex Corp. ........................         6,200              252,650
                                                          ----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.2%)
Ethan Allen Interiors, Inc. .........        67,000            2,177,500
Maytag Corp. ........................        10,400              304,304
Whirlpool Corp. .....................         7,400              462,500
                                                          ----------------
                                                               2,944,304
                                                          ----------------
HOUSEHOLD PRODUCTS - NON-DURABLE (0.7%)
Church & Dwight Co., Inc. ...........        37,800              962,010
Clorox Co. ..........................        16,200              548,370
Colgate-Palmolive Co. ...............        43,800            2,583,762
Kimberly-Clark Corp. ................        40,300            2,252,770
Procter & Gamble Co. ................        93,600            5,971,680
                                                          ----------------
                                                              12,318,592
                                                          ----------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ................        11,600              444,976
Newell Rubbermaid Inc. ..............        19,400              486,940
                                                          ----------------
                                                                 931,916
                                                          ----------------
INSURANCE - LIFE/HEALTH (1.2%)
AFLAC, Inc. .........................        40,000            1,259,600
American General Corp. ..............        64,700            3,005,315
Conseco, Inc. .......................        52,700              719,355
Lincoln National Corp. ..............        28,900            1,495,575
MetLife, Inc. .......................       141,300            4,377,474
MONY Group Inc. .....................        56,400            2,263,332
Protective Life Corp. ...............        82,400            2,832,088
Torchmark Corp. .....................        69,600            2,798,616
UnumProvident Corp. .................        33,300            1,069,596
                                                          ----------------
                                                              19,820,951
                                                          ----------------
INSURANCE - MULTI-LINE (1.1%)
American International Group, Inc. ..       172,000           14,792,000
Hartford Financial Services Group,
 Inc.................................        17,100            1,169,640
Loews Corp. .........................        37,800            2,435,454
                                                          ----------------
                                                              18,397,094
                                                          ----------------
INSURANCE - PROPERTY/CASUALTY (0.9%)
Allstate Corp. (The) ................       128,800            5,665,912
Chubb Corp. .........................        15,400            1,192,422


See Notes to Portfolio of Investments.                                     55

                                          NUMBER OF              MARKET
                                           SHARES                VALUE
                                       --------------     ----------------
INSURANCE - PROPERTY/CASUALTY (CONTINUED)
Cincinnati Financial Corp. ..........        11,400       $      450,300
HCC Insurance Holdings, Inc. ........        94,200            2,307,900
MBIA, Inc. ..........................        14,250              793,440
MGIC Investment Corp. ...............         7,100              515,744
Odyssey Re Holdings Corp. + .........        60,900            1,100,463
Progressive Corp. ...................         9,400            1,270,786
SAFECO Corp. ........................         9,000              265,500
St. Paul Co., Inc. ..................        27,800            1,409,182
                                                          ----------------
                                                              14,971,649
                                                          ----------------
INSURANCE BROKERS (0.4%)
Aon Corp. ...........................        17,100              598,500
Gallagher (Arthur J.) & Co. .........       105,400            2,740,400
Marsh & McLennan Co., Inc. ..........        23,400            2,363,400
Willis Group Holdings Ltd. + ........        16,300              289,325
                                                          ----------------
                                                               5,991,625
                                                          ----------------
INVESTMENT BANKING/BROKERAGE (0.5%)
Bear Stearns Co., Inc. (The) ........         7,400              436,378
Charles Schwab Corp. ................        53,800              823,140
Lehman Brothers Holdings Inc. .......        41,000            3,187,750
Merrill Lynch & Co., Inc. ...........        59,800            3,543,150
                                                          ----------------
                                                               7,990,418
                                                          ----------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. ............        19,300              883,361
Price (T. Rowe) Associates, Inc. ....         9,100              340,249
Stilwell Financial, Inc. ............        21,000              704,760
                                                          ----------------
                                                               1,928,370
                                                          ----------------
LEISURE TIME - PRODUCTS (0.2%)
Brunswick Corp. .....................       115,900            2,785,077
Harley-Davidson, Inc. ...............        13,100              616,748
Mattel, Inc. ........................        32,100              607,332
                                                          ----------------
                                                               4,009,157
                                                          ----------------
LODGING - HOTELS (0.2%)
Carnival Corp. ......................        43,700            1,341,590
Hilton Hotels Corp. .................        26,000              301,600
Marriott International, Inc. ........        16,900              800,046
                                                          ----------------
                                                               2,443,236
                                                          ----------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. ...................        24,100            1,206,205
Deere & Co. .........................        17,400              658,590
Dover Corp. .........................        14,700              553,455
Ingersoll-Rand Co. ..................        12,000              494,400
Tecumseh Products Co. - Class A .....        12,900              638,550
                                                          ----------------
                                                               3,551,200
                                                          ----------------
MANUFACTURING - DIVERSIFIED (1.5%)
Crane Co. ...........................         9,000              279,000
Danaher Corp. .......................        10,000              560,000
Eaton Corp. .........................         6,700              469,670
Honeywell International Inc. ........       118,600            4,149,814
Illinois Tool Works, Inc. ...........        22,500            1,424,250

MANUFACTURING - DIVERSIFIED (CONTINUED)
ITT Industries, Inc. ................        17,900       $      792,075
Johnson Controls, Inc. ..............         6,000              434,820
Minnesota Mining and
 Manufacturing Co. (3M) .............        29,500            3,365,950
Parker-Hannifin Corp. ...............         9,200              390,448
Pentair, Inc. .......................        48,000            1,622,400
Textron, Inc. .......................         5,200              286,208
Thermo Electron Corp. + .............        12,000              264,240
Tyco International Ltd. .............       147,720            8,050,740
United Technologies Corp. ...........        35,900            2,630,034
                                                          ----------------
                                                              24,719,649
                                                          ----------------
MANUFACTURING - SPECIALIZED (0.1%)
Avery Dennison Corp. ................        12,100              617,705
Pall Corp. ..........................        10,100              237,653
                                                          ----------------
                                                                 855,358
                                                          ----------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold,
 Inc. + .............................        31,300              345,865
Inco Ltd. + .........................        20,700              357,282
                                                          ----------------
                                                                 703,147
                                                          ----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.9%)
Dynegy Inc. - Class A ...............        36,900            1,715,850
El Paso Energy Corp. ................        37,438            1,966,993
Enron Corp. .........................        56,100            2,748,900
KeySpan Energy Corp. ................        27,600            1,006,848
Kinder Morgan, Inc. .................        13,300              668,325
NICOR, Inc. .........................         5,100              198,798
NiSource Inc. .......................        21,300              582,129
Peoples Energy Corp. ................         4,000              160,800
Sempra Energy .......................        39,600            1,082,664
Southwest Gas Corp. .................        91,500            2,166,720
Williams Co.'s, Inc. (The) ..........        61,900            2,039,605
                                                          ----------------
                                                              14,337,632
                                                          ----------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ..................        19,200              808,704
                                                          ----------------
OIL & GAS - DRILLING & EQUIPMENT (0.5%)
Baker Hughes Inc. ...................        24,900              834,150
Halliburton Co. .....................        14,900              530,440
Marine Drilling Companies, Inc. + ...       156,400            2,988,804
Nabors Industries, Inc. + ...........        10,300              383,160
Noble Drilling Corp. + ..............        17,200              563,300
Rowan Co., Inc. + ...................        11,100              245,310
Schlumberger Ltd. ...................        43,900            2,311,335
Transocean Sedco Forex Inc. .........        24,500            1,010,625
                                                          ----------------
                                                               8,867,124
                                                          ----------------
OIL & GAS - EXPLORATION/PRODUCTION (0.9%)
Anadarko Petroleum Corp. ............        47,400            2,561,022
Apache Corp. ........................        22,500            1,141,875
Burlington Resources, Inc. ..........        28,200            1,126,590
Cabot Oil & Gas Corp. ...............        13,900              339,160
Devon Energy Corp. ..................        22,800            1,197,000
EOG Resources, Inc. .................        13,500              479,925


56   See Notes to Portfolio of Investments.

                                          NUMBER OF              MARKET
                                           SHARES                VALUE
                                       --------------     ----------------
OIL & GAS - EXPLORATION/PRODUCTION (CONTINUED)
Kerr-McGee Corp. ....................        16,300       $    1,080,201
Pioneer Natural Resources Co. + .....        31,500              537,075
St. Mary Land & Exploration Co. .....        98,200            2,293,952
Unocal Corp. ........................        43,700            1,492,355
Vintage Petroleum, Inc. .............       121,600            2,273,920
XTO Energy, Inc. ....................        73,950            1,061,182
                                                          ----------------
                                                              15,584,257
                                                          ----------------
OIL & GAS - REFINING & MARKETING (0.1%)
Ashland Oil Inc. ....................         6,200              248,620
Sunoco, Inc. ........................         9,700              355,311
Tosco Corp. .........................        18,600              819,330
                                                          ----------------
                                                               1,423,261
                                                          ----------------
OIL - DOMESTIC INTEGRATED (0.7%)
Amerada Hess Corp. ..................        17,200            1,389,760
Conoco Inc. - Class B ...............       118,000            3,410,200
Occidental Petroleum Corp. ..........        70,700            1,879,913
Phillips Petroleum Co. ..............        46,500            2,650,500
USX-Marathon Group ..................        53,200            1,569,932
                                                          ----------------
                                                              10,900,305
                                                          ----------------
OIL - INTERNATIONAL INTEGRATED (2.7%)
Chevron Corp. .......................       118,000           10,679,000
Exxon Mobil Corp. ...................       250,300           21,863,705
Royal Dutch Petroleum Co. ...........       156,200            9,101,774
Texaco, Inc. ........................        41,400            2,757,240
                                                          ----------------
                                                              44,401,719
                                                          ----------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. .................         6,500              228,605
Georgia-Pacific Corp. ...............        17,600              595,760
International Paper Co. .............        34,200            1,220,940
Louisiana-Pacific Corp. .............       209,800            2,460,954
Mead Corp. ..........................         6,800              184,552
Westvaco Corp. ......................        10,600              257,474
Weyerhaeuser Co. ....................        10,200              560,694
Willamette Industries, Inc. .........         8,000              396,000
                                                          ----------------
                                                               5,904,979
                                                          ----------------
PERSONAL CARE (0.0%)
Avon Products, Inc. .................        16,400              758,992
                                                          ----------------
POWER PRODUCERS - INDEPENDENT (0.0%)
Calpine Corp. + .....................        22,000              831,600
                                                          ----------------
PUBLISHING (0.1%)
Harcourt General, Inc. ..............         4,100              238,579
McGraw-Hill Co., Inc. (The) .........        13,600              899,640
                                                          ----------------
                                                               1,138,219
                                                          ----------------
PUBLISHING - NEWSPAPERS (0.2%)
Dow Jones & Co., Inc. ...............         5,200              310,492
Gannett Co., Inc. ...................        19,700            1,298,230
New York Times Co. ..................        16,100              676,200
Tribune Co. .........................        20,800              832,208
                                                          ----------------
                                                               3,117,130
                                                          ----------------
RAILROADS (0.2%)
Burlington Northern Santa Fe Corp. ..        28,100              847,777

RAILROADS (CONTINUED)
CSX Corp. ...........................        16,300       $      590,712
Norfolk Southern Corp. ..............        28,900              598,230
Union Pacific Corp. .................        11,900              653,429
                                                          ----------------
                                                               2,690,148
                                                          ----------------

REIT DIVERSIFIED (0.0%)
Starwood Hotels & Resorts
 Worldwide, Inc. ....................         6,000              223,680
                                                          ----------------
RESTAURANTS (0.4%)
CBRL Group, Inc. ....................       110,400            1,871,280
Darden Restaurants, Inc. ............         9,100              253,890
McDonald's Corp. ....................        96,800            2,619,408
Starbucks Corp. + ...................        27,700              637,100
Tricon Global Restaurants, Inc. + ...        11,100              487,290
Wendy's International, Inc. .........         8,000              204,320
                                                          ----------------
                                                               6,073,288
                                                          ----------------
RETAIL - BUILDING SUPPLIES (0.6%)
Home Depot, Inc. ....................       171,600            7,987,980
Lowe's Co., Inc. ....................        28,400            2,060,420
Sherwin-Williams Co. ................        11,700              259,740
                                                          ----------------
                                                              10,308,140
                                                          ----------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + ................        29,900            1,899,248
Circuit City Stores - Circuit City
 Group...............................        14,800              266,400
RadioShack Corp. ....................        16,300              497,150
                                                          ----------------
                                                               2,662,798
                                                          ----------------
RETAIL - DEPARTMENT STORES (0.2%)
Federated Department Stores, Inc. + .         9,700              412,250
J.C. Penney Co., Inc. ...............        45,200            1,191,472
Kohl's Corp. + ......................        27,500            1,725,075
May Department Stores Co. ...........        21,200              726,312
                                                          ----------------
                                                               4,055,109
                                                          ----------------
RETAIL - GENERAL MERCHANDISE CHAINS (0.4%)
Costco Wholesale Corp. + ............        32,500            1,335,100
Sears, Roebuck & Co. ................        57,400            2,428,594
Target Corp. ........................        65,600            2,269,760
                                                          ----------------
                                                               6,033,454
                                                          ----------------
RETAIL - HOME SHOPPING (0.2%)
ValueVision International, Inc. + ...       123,000            2,675,250
                                                          ----------------
RETAIL - SPECIALITY (0.4%)
AutoZone, Inc. + ....................         5,500              206,250
Bed Bath & Beyond, Inc. + ...........        19,500              585,000
Borders Group, Inc. + ...............       113,300            2,537,920
Office Depot, Inc. + ................        21,500              223,170
Staples, Inc. + .....................        34,100              545,259
Zale Corp. + ........................        65,200            2,197,240
                                                          ----------------
                                                               6,294,839
                                                          ----------------
RETAIL SPECIALITY - APPAREL (0.3%)
Abercrombie & Fitch Co. - Class  A +         32,700            1,455,150
AnnTaylor Stores Corp. + ............        61,000            2,183,800
Gap, Inc. (The) .....................        37,100            1,075,900
Limited, Inc. (The) .................        29,400              485,688


    See Notes to Portfolio of Investments.                                  57

                                          NUMBER OF              MARKET
                                           SHARES                VALUE
                                       --------------     ----------------
RETAIL SPECIALITY - APPAREL (CONTINUED)
TJX Companies, Inc. .................        19,400       $      618,278
                                                          ----------------
                                                               5,818,816
                                                          ----------------
RETAIL STORES - DRUG STORE (0.2%)
CVS Corp. ...........................        29,700            1,146,420
Walgreen Co. ........................        76,700            2,619,305
                                                          ----------------
                                                               3,765,725
                                                          ----------------
RETAIL STORES - FOOD CHAINS (0.4%)
Albertson's, Inc. ...................        30,400              911,696
Kroger Co. (The) + ..................        63,100            1,577,500
Pathmark Stores, Inc. + .............        67,300            1,655,580
Safeway, Inc. + .....................        37,200            1,785,600
                                                          ----------------
                                                               5,930,376
                                                          ----------------
SAVINGS & LOAN COMPANIES (0.8%)
Charter One Financial, Inc. .........        29,900              953,810
FirstFed Financial Corp. + ..........        76,600            2,282,680
Golden West Financial Corp. .........        30,100            1,933,624
Roslyn Bancorp, Inc. ................        74,100            1,948,830
Washington Mutual Financial Corp. ...       161,700            6,071,835
                                                          ----------------
                                                              13,190,779
                                                          ----------------
SERVICES - ADVERTISING/MARKETING (0.2%)
Interpublic Group of Co.'s, Inc. ....        23,300              683,855
Omnicom Group, Inc. .................        13,900            1,195,400
TMP Worldwide Inc. + ................        20,900            1,235,399
                                                          ----------------
                                                               3,114,654
                                                          ----------------
SERVICES - COMMERCIAL & CONSUMER (0.4%)
Cendant Corp. + .....................        30,800              600,600
Convergys Corp. + ...................        13,300              402,325
H&R Block, Inc. .....................        16,200            1,045,710
Hotel Reservations Network, Inc. + ..        24,000            1,116,720
IMS Health, Inc. ....................        21,900              624,150
Pittston Brink's Group ..............        37,600              838,104
Sylvan Learning Systems, Inc. + .....        32,700              794,610
United Rentals, Inc. + ..............        91,900            2,384,805
                                                          ----------------
                                                               7,807,024
                                                          ----------------
SERVICES - COMPUTER SYSTEMS (0.2%)
Electronic Data Systems Corp. .......        35,800            2,237,500
Sabre Holdings Corp. + ..............        10,000              500,000
                                                          ----------------
                                                               2,737,500
                                                          ----------------
SERVICES - DATA PROCESSING (0.5%)
Alliance Data Systems Corp. + .......        58,500              877,500
Automatic Data Processing, Inc. .....        47,900            2,380,630
Concord EFS, Inc. + .................        16,900              878,969
Equifax, Inc. .......................        17,000              623,560
First Data Corp. ....................        28,600            1,837,550
Fiserv, Inc. + ......................        19,500            1,247,610
Paychex, Inc. .......................        27,900            1,116,000
                                                          ----------------
                                                               8,961,819
                                                          ----------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ...        20,000              497,800
                                                          ----------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. ........................         8,600              248,540

SPECIALITY PRINTING (CONTINUED)
RR Donnelley & Sons Co. .............        14,400       $      427,680
                                                          ----------------
                                                                 676,220
                                                          ----------------
STEEL (0.0%)
Nucor Corp. .........................         9,100              444,899
                                                          ----------------
TELEPHONE (1.5%)
ALLTEL Corp. ........................        13,300              814,758
BellSouth Corp. .....................        78,900            3,177,303
CenturyTel, Inc. ....................        10,600              321,180
SBC Communications, Inc. ............       239,600            9,598,376
Verizon Communications ..............       196,500           10,512,750
                                                          ----------------
                                                              24,424,367
                                                          ----------------
TELEPHONE LONG DISTANCE (0.5%)
AT&T Corp. ..........................       246,400            5,420,800
Illuminet Holdings, Inc. + ..........        22,100              695,045
McLeodUSA Inc. - Class A + ..........       122,559              562,546
Sprint Corp. ........................        33,300              711,288
WorldCom, Inc. + ....................       119,700            1,790,712
                                                          ----------------
                                                               9,180,391
                                                          ----------------
TEXTILES - APPAREL (0.1%)
Liz Claiborne, Inc. .................         4,700              237,115
Tommy Hilfiger Corp. + ..............        97,400            1,363,600
VF Corp. ............................        13,000              472,940
                                                          ----------------
                                                               2,073,655
                                                          ----------------
TOBACCO (0.6%)
Philip Morris Co. Inc. ..............       164,700            8,358,525
UST, Inc. ...........................        29,300              845,598
                                                          ----------------
                                                               9,204,123
                                                          ----------------
TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc. ............        23,600              913,320
Navistar International Corp. + ......         5,900              165,967
PACCAR, Inc. ........................         5,600              287,952
                                                          ----------------
                                                               1,367,239
                                                          ----------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + .....        22,900              427,772
Waste Management, Inc. ..............        48,200            1,485,524
                                                          ----------------
                                                               1,913,296
                                                          ----------------
TOTAL COMMON STOCKS
 (COST $968,729,683)                                         973,810,345
                                                          ----------------
PREFERRED STOCKS (0.2%)
Hercules Trust II ...................         4,448            2,274,040
                                                          ----------------
TOTAL PREFERRED STOCKS
 (COST $2,490,880)                                             2,274,040
                                                          ----------------
                                          PRINCIPAL
                                           AMOUNT
                                       --------------
LONG-TERM BONDS AND NOTES (32.9%)
CORPORATE BONDS (6.9%)
Alcoa Inc., 7.38%, 08/01/10 .........  $  2,910,000            3,067,707
AT&T Wireless, 7.88%, 03/01/11 ++ ...     1,865,000            1,868,767
AT&T Wireless, 8.75%, 03/01/31 ++ ...     1,940,000            2,015,738


58    See Notes to Portfolio of Investments.

                                          PRINCIPAL              MARKET
                                           AMOUNT                VALUE
                                       --------------     ----------------
CORPORATE BONDS (CONTINUED)
Boeing Capital Corp., 7.38%, 09/27/10
 *...................................  $  2,015,000       $    2,135,779
Bombardier Capital Inc., 7.50%,
 10/17/05 *..........................     1,390,000            1,444,127
Citigroup Inc., 6.50%, 01/18/11 .....     1,570,000            1,558,335
Citigroup Inc., 6.75%, 12/01/05 * ...     2,120,000            2,194,391
Comcast Cable Communications,
 6.38%, 01/30/06 # ..................     2,945,000            2,958,753
ConAgra Foods, Inc., 7.50%, 09/15/05      3,620,000            3,746,917
Consolidated Natural Gas Co.,
 6.85%, 04/15/11 ....................     5,540,000            5,465,432
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 ....................       685,000              706,379
Cox Communications Inc.,
 6.85%, 01/15/18 ....................     3,075,000            2,855,599
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 ....................     4,800,000            4,761,840
Deere & Co., 7.13%, 03/03/31 ........     1,815,000            1,751,312
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 ....................     6,215,000            6,512,636
El Paso Energy Corp., 7.38%, 12/15/12     1,680,000            1,645,190
ERAC USA Finance Co., 7.35%, 06/15/08     2,630,000            2,628,448
Ford Motor Credit Corp., 6.88%,
 02/01/06............................     2,290,000            2,334,380
Ford Motor Credit Corp., 7.38%,
 10/28/09............................     1,420,000            1,435,222
General Electric Capital Corp.,
 6.50%, 12/10/07 ....................     3,295,000            3,392,960
Georgia-Pacific Corp., 8.88%,
 05/15/31............................     2,260,000            2,261,627
GMAC Commercial Mortgage Corp.,
 7.20%, 01/15/11 ....................     2,610,000            2,648,602
Heller Financial, Inc., 6.40%,
 01/15/03............................     1,555,000            1,585,820
Household Finance Corp., 6.75%,
 05/15/11............................     1,915,000            1,889,779
International Lease Finance Corp.,
 6.75%, 11/03/03 ....................     4,600,000            4,767,900
J.P. Morgan Chase, 6.75%, 02/01/11 ..     1,185,000            1,187,477
Kellogg Co., 6.60%, 04/01/11 ++ .....     2,130,000            2,063,437
Kellogg Co., 7.45%, 04/01/31 ++ .....     1,260,000            1,242,612
Keyspan Gas East, 7.88%, 02/01/10 ...     2,485,000            2,664,690
Kinder Morgan Energy, 6.75%, 03/15/11       390,000              383,998
Lehman Brothers Holdings Inc.,
 7.38%, 05/15/04 ....................     1,590,000            1,668,896
Morgan Stanley Dean Witter & Co.,
 6.75%, 04/15/11 ....................     1,920,000            1,905,658
Norfolk Southern Corp., 7.35%,
 05/15/07............................     1,690,000            1,750,130
Northrop Grumman Corp., 7.13%,
 02/15/11............................     1,210,000            1,197,186
Phillips Petroleum Co., 8.50%,
 05/25/05............................     1,935,000            2,097,250
PP&L Transition Bond Co. LLC,
 7.05%, 06/25/09 ....................     5,290,000            5,572,645
Progress Energy, Inc., 7.10%,
 03/01/11............................     1,070,000            1,081,824
Qwest Capital Funding Inc.,
 7.75%, 08/15/06 ....................       985,000            1,033,580
Raytheon Co., 6.15%, 11/01/08 .......     1,470,000            1,361,926
Repsol International Finance,
 7.45%, 07/15/05 ....................     1,480,000            1,553,319
Saga Petroleum, 7.25%, 09/23/27 .....     1,455,000            1,434,965

CORPORATE BONDS (CONTINUED)
Sears Roebuck Acceptance Corp.,
 7.00%, 02/01/11 ....................  $  1,215,000       $    1,192,316
Sprint Capital Corp., 7.63%, 01/30/11     2,345,000            2,317,610
Tennessee Gas Pipeline, 7.00%,
 10/15/28............................     1,090,000              965,468
Textron Financial Corp., 5.95%,
 03/15/04............................     1,565,000            1,567,989
Textron Financial Corp., 7.13%,
 12/09/04............................     1,400,000            1,433,082
Transocean Offshore,
 7.50%, 04/15/31 ....................     1,350,000            1,351,634
U.S. West Communications Group,
 7.63%, 06/09/03 ....................     3,000,000            3,105,060
United Technologies Corp.,
 7.13%, 11/15/10 ....................       840,000              879,413
WorldCom, Inc., 7.38%, 01/15/06 .....     2,110,000            2,149,035
WorldCom, Inc., 7.50%, 05/15/11 .....     2,110,000            2,053,705
WorldCom, Inc., 8.25%, 05/15/31 .....     1,220,000            1,192,013
                                                          ----------------
TOTAL CORPORATE BONDS (COST $113,455,971)                    114,040,558
                                                          ----------------
FOREIGN AND SUPRANATIONALS (1.5%)
Abitibi-Consolidated Inc., 8.30%,
 08/01/05............................     1,365,000            1,429,524
AT&T Canada Inc., Zero Coupon,
 06/15/08............................     3,375,000            2,934,124
France Telecom, 7.75%, 03/01/11 ++ ..     3,915,000            3,988,328
Hanson Overseas B.V., 7.38%, 01/15/03     1,410,000            1,447,012
Hanson Overseas B.V., 7.88%, 09/27/10     1,460,000            1,510,560
IMPSAT Fiber Networks Inc.,
 13.75%, 02/15/05 i..................     1,608,000              578,880
Inter-American Development Bank,
 6.75%, 07/15/27 ....................     2,420,000            2,449,960
Potash Corp. Saskatchewan,
 7.75%, 05/31/11 ....................     1,435,000            1,470,717
Quebec (Province of), 7.50%, 09/15/29       840,000              895,910
Telus Corp., 7.50%, 06/01/07 ........     2,120,000            2,145,673
Tyco International Group SA,
 5.88%, 11/01/04 ....................     3,335,000            3,333,366
Tyco International Group SA,
 6.13%, 11/01/08 ....................     2,310,000            2,232,846
Vodafone AirTouch Plc, 7.75%,
 02/15/10 ++.........................       292,000              306,355
                                                          ----------------
TOTAL FOREIGN AND SUPRANATIONALS                              24,723,255
 (COST $25,488,958)
                                                          ----------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.6%)
First Union NB-Bank of America,
 6.14%, 12/15/10 ....................     3,600,000            3,501,216
GE Capital Commercial Mortgage Corp.
 - Class A2, 6.53%, 03/15/11 ........       500,000              495,430
LB-UBS Commercial Mortgage Trust -
 Class A2, 7.37%, 06/15/10 ..........     3,000,000            3,138,254
Vendee Mortgage Trust - Class B,
 6.75%, 01/15/27 ....................     3,320,000            3,390,550
                                                          ----------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST             10,525,450
 $10,692,032)
                                                          ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (13.2%)
Federal Home Loan Mortgage Corp.,
 7.00%, 07/14/25 #...................     8,600,000            8,643,000


    See Notes to Portfolio of Investments.                                   59

                                          PRINCIPAL              MARKET
                                           AMOUNT                VALUE
                                       --------------     ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
Federal National Mortgage Assoc.,
 6.00%, 07/14/29 # ..................  $ 21,800,000       $   20,941,734
Federal National Mortgage Assoc.,
 6.50%, 11/01/28 ....................     5,269,697            5,198,873
Federal National Mortgage Assoc.,
 6.50%, 07/01/29 # ..................     2,800,000            2,755,368
Federal National Mortgage Assoc.,
 7.00%, 11/01/29-01/01/30 ...........    22,707,963           22,814,236
Federal National Mortgage Assoc.,
 7.50%, 10/01/30-11/01/30 ...........    18,469,489           18,844,604
Federal National Mortgage Assoc.,
 8.00%, 07/15/30 #...................     1,400,000            1,445,934
Federal National Mortgage Assoc.,
 8.50%, 11/01/23-12/01/29 ...........    13,836,587           14,718,528
Federal National Mortgage Assoc.,
 9.50%, 10/01/16 ....................     5,240,540            5,639,135
Government National Mortgage Assoc.,
 6.38%, 04/20/28 ....................     1,691,946            1,714,940
Government National Mortgage Assoc.,
 6.50%, 06/21/26 # ..................    22,210,000           21,967,023
Government National Mortgage Assoc.,
 7.00%, 09/15/24-12/20/29 ...........    14,449,406           14,650,672
Government National Mortgage Assoc.,
 7.00%, 03/01/25 # ..................    20,360,000           20,538,150
Government National Mortgage Assoc.,
 7.50%, 12/15/23-11/20/30 ...........    31,706,305           32,571,597
Government National Mortgage Assoc.,
 7.50%, 08/15/31 # ..................     1,780,000            1,825,052
Government National Mortgage Assoc.,
 8.00%, 12/15/17-07/15/24 ...........    24,325,872           25,456,287
                                                          ----------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                 219,725,133
 SECURITIES (COST $217,994,901)
                                                          ----------------
U.S. TREASURY OBLIGATIONS (10.7%)
U.S. Treasury Bond, 6.13%, 08/15/29 .     1,501,000            1,554,706
U.S. Treasury Bond, 6.25%, 05/15/30 .    14,981,000           15,868,025
U.S. Treasury Bond, 8.13%, 05/15/21 .     1,000,000            1,256,560
U.S. Treasury Bond, 8.13%, 08/15/21 .     1,000,000            1,256,560
U.S. Treasury Note, 4.25%, 03/31/03 .    46,729,000           46,736,477
U.S. Treasury Note, 4.25%, 05/31/03 .     8,390,000            8,387,399
U.S. Treasury Note, 4.25%, 11/15/03 .     5,920,000            5,895,906
U.S. Treasury Note, 4.63%, 05/15/06 *    15,754,000           15,537,382
U.S. Treasury Note, 5.00%, 02/15/11 *    34,695,000           33,659,354
U.S. Treasury Note, 5.25%, 05/15/04 .     7,000,000            7,120,330
U.S. Treasury Note, 5.75%, 11/15/05 .    15,105,000           15,470,692
U.S. Treasury Note, 5.88%, 10/31/01 .     2,560,000            2,577,587
U.S. Treasury Note, 6.50%, 02/15/10 .    17,746,000           19,060,269
U.S. Treasury Note, 6.63%, 05/15/07 .     3,975,000            4,270,024
                                                          ----------------
TOTAL U.S. TREASURY OBLIGATIONS                              178,651,271
 (COST $179,696,637)
                                                          ----------------
TOTAL LONG-TERM BONDS AND NOTES (COST                        547,665,667
 $547,328,499)
                                                          ----------------
SHORT-TERM INVESTMENTS (13.3%)
Cooperative Associates of Tractor
 Dealers, Inc., 4.25%, 07/02/01 .....  $ 34,817,000       $   34,817,000
Enron Corp., 5.51%, 09/10/01 * ......    20,500,000           20,507,995
MCN Energy Enterprises Inc.,
 5.55%, 07/02/01 ....................    12,000,000           11,984,340
PHH Corp., 4.55%, 07/02/01 ..........    21,969,000           21,969,000
Sears Roebuck Acceptance Corp.,
 4.30%, 07/11/01 ....................    30,000,000           29,974,916
Sprint Capital Corp., 4.35%, 07/19/01
 *...................................    35,000,000           34,928,104
Texas Utilities Co., 4.66%, 09/24/01
 *...................................    14,000,000           14,000,000
TRW, Inc., 4.20%, 07/12/01 * ........    20,000,000           19,976,667
U.S. Treasury Bill, 3.84%, 10/04/01 *       100,000               99,075
U.S. Treasury Bill, 3.84%, 10/04/01 .     2,100,000            2,080,575
U.S. Treasury Bill, 4.06%, 10/04/01 @       500,000              495,375
Viacom International Inc., 3.95%,
 08/06/01............................    15,000,000           14,942,396
WorldCom, Inc., 4.31%, 11/26/01 * ...    15,000,000           14,962,500
                                                          ----------------
TOTAL SHORT-TERM INVESTMENTS                                 220,737,943
 (COST $220,759,758)
                                                          ----------------
TOTAL INVESTMENTS
 (COST $1,739,308,820)(A)                                  1,744,487,995
OTHER ASSETS LESS LIABILITIES                                (80,816,768)
                                                          ----------------
TOTAL NET ASSETS                                          $1,663,671,227
                                                          ----------------

60  See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $1,768,354,277. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains............................            $ 26,269,982
Unrealized losses...........................             (50,136,264)
                                              ----------------------
 Net unrealized loss........................            $(23,866,282)
                                              ======================



Information concerning open futures contracts at June 30, 2001 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET       EXPIRATION     UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ---------------
    LONG CONTRACTS
----------------------
Russell 2000 Index
Futures...............        93      $23,975,400      Sep 01       $  (65,272)
U.S. 5 Yr. Treasury
Bond..................       203       20,978,781      Sep 01            35,891
U.S. 20 Yr. Treasury
Bond..................       300       30,093,750      Sep 01           279,750
                                     ------------                 -------------
                                      $75,047,931                   $   250,369
                                     ============                 =============


    SHORT CONTRACTS
------------------------
U.S. 2 Yr. Treasury Bond
                            1  $   (205,141)  Sep 01   $     (255)
U.S. 10 Yr. Treasury
Bond....................  610   (62,839,531)  Sep 01      (99,738)
                               -------------           ------------

                               $(63,044,672)           $  (99,993)
                               =============           ============


+ Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2001.
# When-issued or delayed delivery security.
i This security has been determined to be illiquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2001.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Acquisition date and cost of illiquid securities at June 30, 2001 is shown below:

                                              ACQUISITION
                                                  DATE              COST
                                              -----------     -----------------
IMPSAT Fiber Networks Inc., 13.75%,             02/11/00         $1,608,000
02/15/05..................................
Independent Energy Holdings Plc, ADR......      07/24/98          1,933,792
                                                              -------------
                                                                 $3,541,792
                                                              =============


The market value of the total illiquid securities above is $580,714 which represents 0.03% of the total net assets.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        61

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
GROWTH AND INCOME

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                       --------------    ----------------
COMMON STOCKS (96.1%)
UNITED STATES (93.6%)
AEROSPACE/DEFENSE (1.9%)
Alliant Techsystems Inc. + .........        25,500       $     2,292,450
Boeing Co. .........................     1,241,100            69,005,160
General Dynamics Corp. .............       650,000            50,576,500
                                                         -----------------
                                                             121,874,110
                                                         -----------------
AIRLINES (0.5%)
Southwest Airlines Co. .............     1,724,000            31,876,760
                                                         -----------------
AUTO PARTS & EQUIPMENT (0.1%)
Gentex Corp. + .....................       115,900             3,230,133
Lear Corp. + .......................        83,900             2,928,110
                                                         -----------------
                                                               6,158,243
                                                         -----------------
AUTOMOBILES (0.4%)
General Motors Corp. ...............       425,000            27,348,750
                                                         -----------------
BANKS & THRIFTS (0.0%)
Webster Financial Corp. ............        58,900             1,930,742
                                                         -----------------
BANKS - MAJOR REGIONAL (0.8%)
SouthTrust Corp. ...................     1,200,000            31,200,000
U.S. Bancorp .......................     1,000,000            22,790,000
                                                         -----------------
                                                              53,990,000
                                                         -----------------
BANKS - MONEY CENTER (1.3%)
Bank of America Corp. ..............     1,400,000            84,042,000
                                                         -----------------
BANKS - REGIONAL (0.2%)
North Fork Bancorp, Inc. ...........       425,000            13,175,000
                                                         -----------------
BEVERAGES - NON-ALCOHOLIC (0.6%)
Pepsi Bottling Group, Inc. (The) ...     1,000,000            40,100,000
                                                         -----------------
BIOTECHNOLOGY (1.4%)
Array Biopharma Inc. + .............       134,300             1,222,130
Aviron + ...........................        34,350             1,957,950
IDEC Pharmaceuticals Corp. + .......       205,800            13,930,602
Invitrogen Corp. + .................        40,700             2,922,260
MedImmune, Inc. + ..................     1,432,300            67,604,560
Protein Design Labs, Inc. + ........        25,900             2,247,084
                                                         -----------------
                                                              89,884,586
                                                         -----------------
BROADCASTING - TV, RADIO & CABLE
 (1.4%)
Clear Channel Communications, Inc. +     1,033,400            64,794,180
Emmis Communications Corp. - Class A
 +..................................        55,800             1,715,850
Mediacom Communications Corp. + ....        93,100             1,303,400
USA Networks, Inc. + ...............       750,000            21,142,500
                                                         -----------------
                                                              88,955,930
                                                         -----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.0%)
Western Wireless Corp. + ...........        73,000             3,139,000
                                                         -----------------
CHEMICALS (0.4%)
Eastman Chemical Co. ...............       500,000            23,815,000
                                                         -----------------
CHEMICALS - DIVERSIFIED (0.4%)
FMC Corp. + ........................       400,000            27,424,000
                                                         -----------------
CHEMICALS - SPECIALITY (0.0%)
Millennium Chemicals, Inc. .........       200,400             3,016,020
                                                         -----------------
UNITED STATES (CONTINUED)
COMMUNICATIONS EQUIPMENT (1.5%)
Comverse Technology, Inc. + ........       971,400            55,972,068
QUALCOMM Inc. + ....................       720,100            42,111,448
SonicWALL, Inc. + ..................        38,300               965,543
                                                         -----------------
                                                              99,049,059
                                                         -----------------
COMPUTERS - HARDWARE (2.9%)
Dell Computer Corp. + ..............     1,539,900            39,960,405
International Business Machines
 Corp...............................     1,306,000           147,578,000
                                                         -----------------
                                                             187,538,405
                                                         -----------------
COMPUTERS - NETWORKING (1.5%)
Cisco Systems, Inc. + ..............     5,215,400            94,920,280
                                                         -----------------
COMPUTERS SOFTWARE/SERVICES (8.2%)
Amdocs Ltd. + ......................       367,900            19,811,415
Dendrite International, Inc. + .....       139,800             1,048,500
IntraNet Solutions, Inc. + .........        58,600             2,229,730
Intuit Inc. + ......................     1,224,900            48,983,751
Mercury Interactive Corp. + ........       552,500            33,094,750
Microsoft Corp. + ..................     2,911,100           211,345,860
Oracle Corp. + .....................     2,769,600            52,622,400
Parametric Technology Co. + ........       690,500             9,660,095
PeopleSoft, Inc. + .................     1,438,500            70,817,355
Pharmacopeia, Inc. + ...............       120,600             2,894,400
Synopsys, Inc. + ...................       785,200            37,995,828
Titan Corporation (The) ............        59,200             1,355,680
VeriSign, Inc. + ...................       785,800            47,155,858
                                                         -----------------
                                                             539,015,622
                                                         -----------------
CONSTRUCTION (0.1%)
Texas Industries, Inc. .............       108,500             3,731,315
                                                         -----------------
CONSUMER FINANCE (1.6%)
Capital One Financial Corp. ........       504,800            30,288,000
Household International, Inc. ......       760,000            50,692,000
Metris Companies, Inc. .............        90,000             3,033,900
PMI Group, Inc. (The) ..............       250,000            18,165,000
                                                         -----------------
                                                             102,178,900
                                                         -----------------
DISTRIBUTORS - FOOD & HEALTH (0.0%)
SUPERVALU, Inc. ....................       166,700             2,925,585
                                                         -----------------
ELECTRIC COMPANIES (2.6%)
Duke Energy Corp. ..................     1,000,000            39,010,000
Entergy Corp. ......................       900,000            34,551,000
IDACORP, Inc. ......................        38,300             1,335,904
PPL Corp. ..........................       800,000            44,000,000
Reliant Energy Inc. ................       900,000            28,989,000
Reliant Resources, Inc. + ..........       791,000            19,537,700
                                                         -----------------
                                                             167,423,604
                                                         -----------------
ELECTRICAL EQUIPMENT (5.3%)
C&D Technologies, Inc. .............        63,400             1,965,400
General Electric Co. ...............     6,934,200           338,042,250
Littlefuse, Inc. + .................        95,700             2,563,803
Sensormatic Electronics Corp. + ....       205,800             3,498,600
Three-Five Systems, Inc. + .........       138,200             2,484,836
                                                         -----------------
                                                             348,554,889
                                                         -----------------


62 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                       --------------    ----------------
UNITED STATES (CONTINUED)
ELECTRONICS - DEFENSE (0.1%)
Aeroflex Inc. + ....................       115,800       $     1,215,900
Mercury Computer Systems, Inc. + ...        51,700             2,279,970
                                                         -----------------
                                                               3,495,870
                                                         -----------------
ELECTRONICS - SEMICONDUCTORS (2.4%)
Advanced Micro Devices, Inc. + .....       576,800            16,657,984
Cree, Inc. + .......................        51,650             1,350,389
Intel Corp. ........................     4,659,400           136,287,450
                                                         -----------------
                                                             154,295,823
                                                         -----------------
ENGINEERING & CONSTRUCTION (0.0%)
Jacobs Engineering Group, Inc. + ...        35,600             2,322,188
                                                         -----------------
ENTERTAINMENT (3.5%)
AOL Time Warner Inc. + .............     2,898,150           153,601,950
Walt Disney Co. (The) ..............     2,650,000            76,558,500
                                                         -----------------
                                                             230,160,450
                                                         -----------------
EQUIPMENT - SEMICONDUCTORS (0.5%)
Advanced Energy Industries, Inc. + .        39,400             1,626,038
Applied Materials, Inc. + ..........       521,800            25,620,380
Ultratech Stepper, Inc. + ..........        85,400             2,190,510
                                                         -----------------
                                                              29,436,928
                                                         -----------------
FINANCIAL - DIVERSIFIED (4.8%)
Citigroup Inc. .....................     2,325,000           122,853,000
Fannie Mae .........................       900,000            76,635,000
Freddie Mac ........................     1,140,600            79,842,000
Mutual Risk Management Ltd. ........       209,900             1,868,110
USA Education Inc. .................       419,100            30,594,300
                                                         -----------------
                                                             311,792,410
                                                         -----------------
FOODS (0.1%)
Dean Foods Co. .....................        40,000             1,608,000
Dole Food Co., Inc. ................       146,000             2,781,300
Suiza Foods Corp. + ................        66,300             3,520,530
                                                         -----------------
                                                               7,909,830
                                                         -----------------
GAMING, LOTTERY, & PARI-MUTUEL
 (1.5%)
Harrah's Entertainment, Inc. + .....     1,224,400            43,221,320
International Game Technology + ....       850,600            53,375,150
                                                         -----------------
                                                              96,596,470
                                                         -----------------
GOLD/PRECIOUS METALS MINING (0.0%)
Homestake Mining Co. ...............       129,200             1,001,300
                                                         -----------------
HEALTH CARE - DRUGS (0.4%)
Alpharma Inc. - Class A ............        22,300               607,675
Barr Laboratories, Inc. + ..........       212,900            14,990,289
Medicis Pharmaceutical Corp. + .....        36,700             1,945,100
Mylan Laboratories, Inc. ...........       310,900             8,745,617
                                                         -----------------
                                                              26,288,681
                                                         -----------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (5.0%)
Forest Laboratories, Inc. - Class A
 +..................................       989,500            70,254,500
Guilford Pharmaceuticals Inc. + ....        88,200             2,998,800
Merck & Co., Inc. ..................       600,000            38,346,000
Pfizer, Inc. .......................     5,309,025           212,626,451
Titan Pharmaceuticals, Inc. + ......        55,800             1,674,558
                                                         -----------------
                                                             325,900,309
                                                         -----------------

UNITED STATES (CONTINUED)
HEALTH CARE - HOSPITAL MANAGEMENT (3.0%)
HCA - The Healthcare Co. ...........       900,000      $     40,671,000
Tenet Healthcare Corp. + ...........     2,628,900           135,624,951
Universal Health Services, Inc. + ..       483,000            21,976,500
                                                         -----------------
                                                             198,272,451
                                                         -----------------
HEALTH CARE - LONG TERM CARE (0.3%)
Manor Care, Inc. + .................       534,700            16,976,725
                                                         -----------------
HEALTH CARE - MANAGED CARE (1.9%)
Express Scripts, Inc. + ............       926,600            50,990,798
First Health Group Corp. + .........       984,100            23,736,492
Oxford Health Plans, Inc. + ........        48,700             1,392,820
Trigon Healthcare, Inc. + ..........       450,000            29,182,500
Wellpoint Health Networks, Inc. + ..       200,000            18,848,000
                                                         -----------------
                                                             124,150,610
                                                         -----------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.6%)
Baxter International, Inc. .........       506,800            24,833,200
ESC Medical Systems Ltd. + .........       118,800             3,427,380
Invacare Corp. .....................        55,500             2,143,965
PolyMedica Corp. + .................        93,500             3,786,750
St. Jude Medical, Inc. + ...........     1,166,800            70,008,000
                                                         -----------------
                                                             104,199,295
                                                         -----------------
HEALTH CARE - SPECIAL SERVICES
 (0.8%)
Apria Healthcare Group, Inc. + .....       114,300             3,297,555
DaVita, Inc. + .....................        83,600             1,699,588
Laboratory Corp. of America Holdings
 + .................................       595,400            45,786,260
                                                         -----------------
                                                              50,783,403
                                                         -----------------
HEALTH CARE DIVERSIFIED (3.3%)
IVAX Corp. + .......................       386,600            15,077,400
Johnson & Johnson ..................     4,052,900           202,645,000
                                                         -----------------
                                                             217,722,400
                                                         -----------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Ethan Allen Interiors, Inc. ........        66,100             2,148,250
                                                         -----------------
HOUSEHOLD PRODUCTS - NON-DURABLE
 (0.0%)
Church & Dwight Co., Inc. ..........       104,900             2,669,705
                                                         -----------------
INSURANCE - LIFE/HEALTH (0.9%)
AFLAC, Inc. ........................       644,800            20,304,752
John Hancock Financial Services,
 Inc................................       775,000            31,201,500
MONY Group Inc. ....................        55,950             2,245,274
Protective Life Corp. ..............        89,400             3,072,678
Torchmark Corp. ....................        61,400             2,468,894
                                                         -----------------
                                                              59,293,098
                                                         -----------------
INSURANCE - MULTI-LINE (1.3%)
American International Group, Inc. .       500,000            43,000,000
Loews Corp. ........................       650,000            41,879,500
                                                         -----------------
                                                              84,879,500
                                                         -----------------
INSURANCE - PROPERTY/CASUALTY (2.5%)
Allstate Corp. (The) ...............     1,150,000            50,588,500
HCC Insurance Holdings, Inc. .......        97,100             2,378,950
MGIC Investment Corp. ..............       750,000            54,480,000



   See Notes to Portfolio of Investments.                                  63

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                       --------------    ----------------
UNITED STATES (CONTINUED)
INSURANCE - PROPERTY/CASUALTY
 (CONTINUED)
Odyssey Re Holdings Corp. + ........        60,000       $     1,084,200
Old Republic International Corp. ...       750,000            21,750,000
Radian Group Inc. ..................       750,000            30,337,500
                                                         -----------------
                                                             160,619,150
                                                         -----------------
INVESTMENT BANKING/BROKERAGE (1.0%)
Lehman Brothers Holdings Inc. ......       800,000            62,200,000
                                                         -----------------
LEISURE TIME - PRODUCTS (0.0%)
Brunswick Corp. ....................       110,200             2,648,106
                                                         -----------------
MACHINERY - DIVERSIFIED (0.0%)
Tecumseh Products Co. - Class A ....        14,200               702,900
                                                         -----------------
MANUFACTURING - DIVERSIFIED (2.5%)
American Standard Companies, Inc. +        300,000            18,030,000
Graco, Inc. ........................       145,300             4,794,900
Pentair, Inc. ......................        47,400             1,602,120
Tyco International Ltd. ............     1,702,100            92,764,450
United Technologies Corp. ..........       650,000            47,619,000
                                                         -----------------
                                                             164,810,470
                                                         -----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.8%)
Sempra Energy ......................     1,350,000            36,909,000
Williams Co.'s, Inc. (The) .........       424,500            13,987,275
                                                         -----------------
                                                              50,896,275
                                                         -----------------
OIL & GAS - DRILLING & EQUIPMENT
 (0.2%)
Helmerich & Payne, Inc. ............       360,000            11,095,200
Marine Drilling Companies, Inc. + ..       163,500             3,124,485
                                                         -----------------
                                                              14,219,685
                                                         -----------------
OIL & GAS - EXPLORATION/PRODUCTION (0.1%)
Cabot Oil & Gas Corp. ..............        13,600               331,840
Pioneer Natural Resources Co. + ....        30,700               523,435
St. Mary Land & Exploration Co. ....       115,500             2,698,080
Vintage Petroleum, Inc. ............       155,100             2,900,370
XTO Energy, Inc. ...................        74,700             1,071,945
                                                         -----------------
                                                               7,525,670
                                                         -----------------
OIL & GAS - REFINING & MARKETING
 (0.6%)
Ultramar Diamond Shamrock Corp. ....       500,000            23,625,000
Valero Energy Corp. ................       500,000            18,390,000
                                                         -----------------
                                                              42,015,000
                                                         -----------------
OIL - DOMESTIC INTEGRATED (1.1%)
Amerada Hess Corp. .................       375,000            30,300,000
USX-Marathon Group .................     1,300,000            38,363,000
                                                         -----------------
                                                              68,663,000
                                                         -----------------
OIL - INTERNATIONAL INTEGRATED
 (3.0%)
Chevron Corp. ......................       700,000            63,350,000
Exxon Mobil Corp. ..................     1,500,000           131,025,000
Tesoro Petroleum Corp. + ...........       212,500             2,677,500
                                                         -----------------
                                                             197,052,500
                                                         -----------------
PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp. ............       407,500             4,779,975
                                                         -----------------
POWER PRODUCERS - INDEPENDENT (0.8%)
Calpine Corp. + ....................     1,438,300            54,367,740
                                                         -----------------
UNITED STATES (CONTINUED)
RESTAURANTS (0.8%)
Brinker International, Inc. + ......     1,795,500       $    46,413,675
CBRL Group, Inc. ...................       117,700             1,995,015
Sonic Corp. + ......................       116,200             3,687,026
                                                         -----------------
                                                              52,095,716
                                                         -----------------
RETAIL - BUILDING SUPPLIES (1.4%)
Home Depot, Inc. ...................     2,026,399            94,328,874
                                                         -----------------
RETAIL - DISCOUNTERS (0.1%)
Ross Stores, Inc. ..................       400,000             9,580,000
                                                         -----------------
RETAIL - GENERAL MERCHANDISE CHAINS (1.5%)
Wal-Mart Stores, Inc. ..............     1,960,300            95,662,640
                                                         -----------------
RETAIL - HOME SHOPPING (0.0%)
ValueVision International, Inc. + ..       138,700             3,016,725
                                                         -----------------
RETAIL - SPECIALITY (0.4%)
AutoZone, Inc. + ...................       650,000            24,375,000
Borders Group, Inc. + ..............       112,700             2,524,480
Zale Corp. + .......................        65,850             2,219,145
                                                         -----------------
                                                              29,118,625
                                                         -----------------
RETAIL SPECIALITY - APPAREL (0.1%)
Abercrombie & Fitch Co. - Class  A +        55,100             2,451,950
AnnTaylor Stores Corp. + ...........        69,200             2,477,360
                                                         -----------------
                                                               4,929,310
                                                         -----------------
RETAIL STORES - FOOD CHAINS (0.6%)
Pathmark Stores, Inc. + ............        65,600             1,613,760
Safeway, Inc. + ....................       661,500            31,752,000
Winn-Dixie Stores, Inc. ............       250,000             6,532,500
                                                         -----------------
                                                              39,898,260
                                                         -----------------
SAVINGS & LOAN COMPANIES (3.8%)
Dime Bancorp, Inc. .................     1,200,000            44,700,000
FirstFed Financial Corp. + .........        97,200             2,896,560
Golden State Bancorp, Inc. .........     1,300,000            40,040,000
Golden West Financial Corp. ........       900,000            57,816,000
GreenPoint Financial Corp. .........     1,000,000            38,400,000
Roslyn Bancorp, Inc. ...............        81,100             2,132,930
Washington Mutual Financial Corp. ..     1,750,000            65,712,500
                                                         -----------------
                                                             251,697,990
                                                         -----------------
SERVICES - COMMERCIAL & CONSUMER (1.5%)
Cendant Corp. + ....................     2,500,000            48,750,000
H&R Block, Inc. ....................       650,000            41,957,500
Hotel Reservations Network, Inc. + .        23,600             1,098,108
Pittston Brink's Group .............        36,700               818,043
Sylvan Learning Systems, Inc. + ....        35,300               857,790
United Rentals, Inc. + .............       201,800             5,236,710
                                                         -----------------
                                                              98,718,151
                                                         -----------------
SERVICES - COMPUTER SYSTEMS (0.8%)
SunGard Data Systems Inc. + ........     1,657,200            49,732,572
                                                         -----------------
SERVICES - DATA PROCESSING (1.2%)
Alliance Data Systems Corp. + ......        60,600               909,000
Concord EFS, Inc. + ................       671,300            34,914,313
First Data Corp. ...................       680,000            43,690,000
                                                         -----------------
                                                              79,513,313
                                                         -----------------


64 See Notes to Portfolio of Investments.

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                       --------------    ----------------
UNITED STATES (CONTINUED)
TELEPHONE (2.6%)
Qwest Communications International
 Inc. + ............................     1,500,000       $    47,805,000
Verizon Communications .............     2,250,000           120,375,000
                                                         -----------------
                                                             168,180,000
                                                         -----------------
TELEPHONE LONG DISTANCE (0.0%)
Illuminet Holdings, Inc. + .........        21,900               688,755
McLeodUSA Inc. - Class A + .........       155,870               715,443
                                                         -----------------
                                                               1,404,198
                                                         -----------------
TEXTILES - APPAREL (0.0%)
Tommy Hilfiger Corp. + .............       105,200             1,472,800
                                                         -----------------
TOBACCO (1.6%)
Philip Morris Co. Inc. .............     2,100,000           106,575,000
                                                         -----------------
TRUCKS & PARTS (0.0%)
Cummins Engine Co., Inc. ...........        24,000               928,800
                                                         -----------------
TOTAL UNITED STATES COMMON STOCKS                          6,129,716,941
 (COST $5,979,937,735)
                                                         -----------------
FOREIGN COMMON STOCKS (2.5%)
AUSTRALIA (0.0%)
Santos Ltd. (Oil & Gas -                   285,300               940,819
 Exploration/Production)............
                                                         -----------------
CANADA (0.7%)
Agnico-Eagle Mines Ltd.
 (Gold/Precious Metals Mining) .....       124,500             1,058,250
Agrium Inc. (Chemicals - Speciality)        35,500               355,000
Biovail Corp. (Health Care -
 Drugs/Pharmaceuticals).............       877,800            38,184,300
Canadian Hunter Exploration Ltd.
 (Oil & Gas -
 Exploration/Production)............        98,600             2,402,041
Canadian National Railway Co.
 (Railroads)........................        54,300             2,199,150
Celestica Inc. (Electronics -
 Semiconductors)....................        39,700             2,044,550
                                                         -----------------
TOTAL CANADA                                                  46,243,291
                                                         -----------------
DENMARK (0.1%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals).............       113,400             5,016,215
Vestas Wind Systems A/S (Electrical
 Equipment).........................        80,700             3,762,452
                                                         -----------------
TOTAL DENMARK                                                  8,778,667
                                                         -----------------
FINLAND (0.0%)
Nokia Oyj, ADR (Communications             107,370             2,366,435
 Equipment).........................
                                                         -----------------
FRANCE (0.2%)
Altran Technologies SA
 (Aerospace/Defense)................        29,798             1,387,484
Aventis SA (Health Care -
 Drugs/Pharmaceuticals).............        71,900             5,740,092
Axa (Insurance - Multi-Line) .......        95,800             2,729,159
Compagnie de Saint-Gobain (Building
 Materials).........................         6,600               896,803

FRANCE (CONTINUED)
PSA Peugeot Citroen (Automobiles) ..         3,300        $      895,965
Total Fina Elf (Oil & Gas - Refining
 & Marketing) ......................        20,500             2,870,567
                                                         -----------------
TOTAL FRANCE                                                  14,520,070
                                                         -----------------
HONG KONG (0.1%)
China Unicom Ltd., ADR
 (Cellular/Wireless
 Telecommunications)................       111,200             1,968,240
Global Crossing Ltd. (Telephone Long
 Distance)..........................       150,000             1,296,000
                                                         -----------------
TOTAL HONG KONG                                                3,264,240
                                                         -----------------
IRELAND (0.1%)
Bank of Ireland (Banks - Money             427,400             4,233,491
 Center)............................
                                                         -----------------
ISRAEL (0.0%)
Check Point Software Technologies
 Ltd. (Computers Software/Services)         14,350               725,680
Orbotech Ltd. (Electronics -
 Instruments).......................        32,400             1,119,744
                                                         -----------------
TOTAL ISRAEL                                                   1,845,424
                                                         -----------------
ITALY (0.0%)
Saipem SpA (Oil & Gas - Drilling &
 Equipment).........................       301,700             1,652,562
UniCredito Italiano SpA (Banks -
 Money Center) .....................       286,300             1,228,875
                                                         -----------------
TOTAL ITALY                                                    2,881,437
                                                         -----------------
JAPAN (0.4%)
Canon, Inc. (Electronics - Component
 Dist.).............................        78,000             3,152,020
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) .............        12,000             2,087,877
Honda Motor Co. (Automotive) .......       132,000             5,799,872
Nissan Motor Co., Ltd. (Automotive)        275,000             1,898,453
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications)................            86             1,496,312
Pioneer Corp. (Electronics -
 Component Dist.) ..................       119,000             3,616,180
Promise Co., Ltd. (Consumer Finance)        31,600             2,604,618
Ricoh Co., Ltd. (Electronics -
 Component Dist.) ..................        36,000               776,459
Sony Corporation (Household
 Furnishings & Appliances) .........        70,800             4,654,907
                                                         -----------------
TOTAL JAPAN                                                   26,086,698
                                                         -----------------
MEXICO (0.1%)
Cemex SA de CV, ADR (Building              125,051             3,313,852
 Materials).........................
                                                         -----------------
NETHERLANDS (0.1%)
Crucell NV (Biotechnology) .........        93,500               664,920
Hagemeyer NV (Semiconductors &
 Electronics).......................       114,103             2,197,641
Koninklijke Ahold NV (Retail Stores
 - Food Chains) ....................       144,190             4,516,636
Wolters Kluwer NV (Publishing) .....        28,500               766,067
                                                         -----------------
TOTAL NETHERLANDS                                              8,145,264
                                                         -----------------
NORWAY (0.0%)
Gjensidige NOR Sparebank (Banks -           35,200             1,001,039
 Major Regional) ...................
                                                         -----------------


   See Notes to Portfolio of Investments.                                  65

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                       --------------    ----------------
SOUTH KOREA (0.0%)
Samsung Electronics (Electronics -          73,200        $    2,305,800
 Semiconductors)....................
                                                         -----------------
SPAIN (0.1%)
Banco Santander Central Hispano SA
 (Banks - Money Center) ............       304,000             2,753,821
Telefonica SA (Telephone Long
 Distance)..........................       229,131             2,824,382
                                                         -----------------
TOTAL SPAIN                                                    5,578,203
                                                         -----------------
SWEDEN (0.1%)
Svenska Handelsbanken AB (Banks -
 Money Center) .....................       325,100             4,644,115
Telelogic AB (Computers
 Software/Services).................       370,250               544,215
                                                         -----------------
TOTAL SWEDEN                                                   5,188,330
                                                         -----------------
SWITZERLAND (0.1%)
Nestle SA Registered Shares (Foods)         22,500             4,781,641
                                                         -----------------
UNITED KINGDOM (0.4%)
BAE Systems (Aerospace/Defense) ....       299,900             1,436,159
Celltech Group Plc (Biotechnology &
 Medical Products) .................       175,100             2,950,202
Energis Plc (Telephone Long
 Distance)..........................       578,016             1,534,390
GlaxoSmithKline Plc (Health Care -
 Drugs/Pharmaceuticals).............        49,300             2,770,660
Lloyds TSB Group Plc, ADR (Banks -
 Money Center) .....................       472,200             4,725,086
Northern Rock Plc (Diversified
 Financial Services) ...............       405,040             3,292,567
Oxford GlycoSciences Plc
 (Biotechnology)....................        36,200               565,120
Shire Pharmaceuticals Group Plc
 (Health Care -
 Drugs/Pharmaceuticals).............        91,100             5,056,050
Vodafone AirTouch Plc
 (Cellular/Wireless
 Telecommunications)................     1,018,885             2,256,912
Willis Group Holdings Ltd.
 (Insurance Brokers) ...............        18,500               328,375
                                                         -----------------
TOTAL UNITED KINGDOM                                          24,915,521
                                                         -----------------
TOTAL FOREIGN COMMON STOCKS                                  166,390,222
 (COST $163,185,911)
                                                         -----------------
TOTAL COMMON STOCKS                                        6,296,107,163
 (COST $6,143,123,646)
                                                         -----------------
FOREIGN PREFERRED STOCKS (0.1%)
GERMANY (0.1%)
MLP AG (Investment Management) .....        25,500             2,806,479
                                                         -----------------
TOTAL FOREIGN PREFERRED STOCKS                                 2,806,479
 (COST $2,508,806)
                                                         -----------------
STOCK WARRANTS (0.0%)
Dime Bancorp, Inc. + ...............     1,000,000               280,000
                                                         -----------------
TOTAL STOCK WARRANTS                                             280,000
 (COST $326,698)
                                                         -----------------

                                         PRINCIPAL             MARKET
                                          AMOUNT               VALUE
                                      --------------     -----------------
LONG-TERM BONDS AND NOTES (0.0%)
CORPORATE BONDS (0.0%)
Devon Energy Corp., 4.90%, 08/15/08   $    532,000       $       528,765
Devon Energy Corp., 4.95%, 08/15/08        727,000               727,872
Vantive Corp. (The), 4.75%, 09/01/02       930,000               983,010
                                                         -----------------
TOTAL CORPORATE BONDS                                          2,239,647
                                                         -----------------
TOTAL LONG-TERM BONDS AND NOTES                                2,239,647
 (COST $1,747,656)
                                                         -----------------
SHORT-TERM INVESTMENTS (3.5%)
MCN Energy Enterprises Inc.,
 5.55%, 07/02/01 ...................    21,085,000            21,085,000
PHH Corp., 4.20%, 08/08/01 .........    34,683,000            34,533,285
PHH Corp., 4.55%, 07/02/01 .........    19,744,000            19,744,000
PHH Corp., 4.55%, 07/23/01 .........    24,500,000            24,439,260
Progress Energy, Inc., 4.23%,
 07/17/01...........................    12,500,000            12,477,969
Sears Roebuck Acceptance Corp.,
 4.30%, 07/11/01 ...................    20,000,000            19,978,500
Sears Roebuck Acceptance Corp.,
 4.30%, 08/07/01 ...................    25,000,000            24,892,500
Sprint Capital Corp., 4.35%,
 07/19/01...........................    50,000,000            49,897,291
TRW, Inc., 4.20%, 07/12/01 .........    20,000,000            19,976,667
U.S. Treasury Bill, 3.33%, 10/04/01        300,000               297,225
U.S. Treasury Bill, 3.37%, 09/13/01        100,000                99,075
U.S. Treasury Bill, 3.84%, 10/04/01
 @..................................     1,100,000             1,089,825
                                                         -----------------
TOTAL SHORT-TERM INVESTMENTS                                 228,510,597
 (COST $228,509,958)
                                                         -----------------
TOTAL INVESTMENTS
 (COST $6,376,216,764)(a)                                  6,529,943,886
OTHER ASSETS LESS LIABILITIES                                 17,228,332
                                                         -----------------
TOTAL NET ASSETS                                          $6,547,172,218
                                                         =================


66 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $6,596,512,357. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains............................  $  327,539,163
Unrealized losses...........................   (394,107,634)
                                              --------------
 Net unrealized loss........................  $ (66,568,471)
                                              ==============



Information concerning open futures contracts at June 30, 2001 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET       EXPIRATION      UNREALIZED
                         CONTRACTS       VALUE          DATE        GAIN/(LOSS)
                        -----------  -------------  ------------  ----------------
    LONG CONTRACTS
----------------------
CAC 40 Index Futures..     162        $ 7,199,647      Sep 01      $      5,715
DAX Index Futures.....      57          7,377,167      Sep 01           (73,675)
FTSE 100 Index Futures      34          2,702,173      Sep 01         (170,948)
TOPIX Index Futures...      79          8,209,108      Sep 01               481
                                     ------------                 -------------
                                      $25,488,095                  $  (238,427)
                                     ============                 =============


+ Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2001.

ADR - American Depositary Receipt

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        67

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)


                                             BALANCED       GROWTH AND INCOME
                                          ---------------  --------------------
ASSETS:
Investments, at market value ...........  $1,744,487,995     $ 6,529,943,886
Cash ...................................             447                  --
Foreign currency .......................              --          30,315,881
Receivable for:
 Dividends and interest ................       6,802,674           4,206,107
 Investments sold ......................      36,189,587           2,593,795
 Fund shares sold ......................          17,137               9,424
 Variation margin ......................         489,822             295,333
 Recoverable foreign taxes .............              --             276,294
Prepaid expenses .......................           5,512              11,593
                                          --------------     ---------------
     Total assets ......................   1,787,993,174       6,567,652,313
                                          --------------     ---------------
LIABILITIES:
Payable for:
 Investments purchased .................     121,977,313          12,120,763
 Fund shares redeemed ..................       1,450,183           4,798,219
 Accrued investment advisory fees ......         713,562           2,821,038
 Accrued administrative service fees ...         107,034             388,269
 Accrued custody fees ..................          22,225              87,015
Other liabilities ......................          51,630             264,791
                                          --------------     ---------------
     Total liabilities .................     124,321,947          20,480,095
                                          --------------     ---------------
      NET ASSETS .......................  $1,663,671,227     $ 6,547,172,218
                                          ==============     ===============
NET ASSETS REPRESENTED BY:
Paid-in capital ........................  $1,696,448,585     $ 7,839,361,283
Net unrealized gain on investments, open
 futures contracts and foreign
 currency related transactions.........        5,329,552         152,818,259
Undistributed net investment income ....      22,160,392          20,496,559
Accumulated net realized loss on
 investments...........................      (60,267,302)     (1,465,503,883)
                                          --------------     ---------------
      NET ASSETS .......................  $1,663,671,227     $ 6,547,172,218
                                          ==============     ===============

Cost of investments ....................  $1,739,308,820     $ 6,376,216,764
Cost of cash denominated in foreign
 currencies............................   $           --     $    30,942,164
CAPITAL SHARES:
Authorized .............................     Two Billion           Unlimited
Par Value ..............................  $        0.001     $         1.000
Outstanding ............................     133,560,047         301,451,115
Net Asset Value, offering and redemption
 price per share (net assets divided by
 shares outstanding) ...................  $        12.46     $         21.72



68 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)


                                               BALANCED      GROWTH AND INCOME
                                             -------------  -------------------
INVESTMENT INCOME:
Dividends .................................  $  6,173,817     $  34,653,510
Interest ..................................    21,386,637         5,744,708
                                             ------------     -------------
                                               27,560,454        40,398,218
Foreign taxes withheld on dividends .......       (33,098)         (143,871)
                                             ------------     -------------
     Total investment income ..............    27,527,356        40,254,347
                                             ------------     -------------
INVESTMENT EXPENSES:
Investment advisory fees ..................     4,207,920        16,928,676
Administrative services fees ..............       631,188         2,312,731
Printing and postage fees .................        27,308           141,885
Custody fees ..............................        38,137           125,551
Transfer agent fees .......................         1,300             6,000
Audit fees ................................        20,751            36,033
Directors'/Trustees' fees .................        22,219           109,403
Miscellaneous expenses ....................        32,563            96,190
                                             ------------     -------------
     Total investment expenses ............     4,981,386        19,756,469
                                             ------------     -------------
Net investment income .....................    22,545,970        20,497,878
                                             ------------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..............................   (41,407,400)     (682,379,991)
 Futures contracts ........................       514,430          (110,221)
 Foreign currency related transactions ....     1,823,630           770,601
                                             ------------     -------------
     Net realized loss on investments .....   (39,069,340)     (681,719,611)
                                             ------------     -------------
Net change in unrealized gain or loss on:
 Investments ..............................   (39,205,500)     (108,380,693)
 Futures contracts ........................       721,043          (238,428)
 Foreign currency related transactions ....       (89,344)       (2,442,932)
                                             ------------     -------------
     Net change in unrealized gain or loss
     on investments .......................   (38,573,801)     (111,062,053)
                                             ------------     -------------
Net realized and change in unrealized gain
 or loss on investments ...................   (77,643,141)     (792,781,664)
                                             ------------     -------------
Net decrease in net assets resulting from
 operations...............................   $(55,097,171)    $(772,283,786)
                                             ============     =============


    See Notes to Financial Statements.                                        69

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                       BALANCED
                                          -----------------------------------
                                             SIX MONTH
                                           PERIOD ENDED
                                           JUNE 30, 2001        YEAR ENDED
                                            (UNAUDITED)      DECEMBER 31, 2000
                                           -------------     -----------------
FROM OPERATIONS:
Net investment income ..................  $   22,545,970      $   51,140,516
Net realized gain (loss) on investments.     (39,069,340)        193,354,648
Net change in unrealized gain or loss on
 investments............................     (38,573,801)       (252,839,353)
                                          --------------      --------------
 Net decrease in net assets resulting
 from operations........................     (55,097,171)         (8,344,189)
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............      (7,248,438)        (54,575,657)
 From net realized gains................     (60,858,556)       (196,100,533)
                                          --------------      --------------
 Decrease in net assets from
 distributions to shareholders..........     (68,106,994)       (250,676,190)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold..............      14,729,061          17,219,824
 Net asset value of shares issued upon
  reinvestment of distributions.........      68,106,994         250,676,190
 Payments for shares redeemed...........     (72,555,534)       (220,402,934)
                                          --------------      --------------
 Net increase in net assets from fund
 share transactions.....................      10,280,521          47,493,080
                                          --------------      --------------
Net change in net assets................    (112,923,644)       (211,527,299)
NET ASSETS:
Beginning of period.....................   1,776,594,871       1,988,122,170
                                          --------------      --------------
End of period...........................  $1,663,671,227      $1,776,594,871
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income....  $   22,160,392      $    6,862,860
                                          ==============      ==============
SHARE TRANSACTIONS:
 Number of shares sold..................       1,132,122           1,109,077
 Number of shares issued upon
  reinvestment of distributions.........       5,470,441          18,003,635
 Number of shares redeemed..............      (5,646,010)        (14,222,697)
                                          --------------      --------------
 Net increase...........................         956,553           4,890,015
                                          ==============      ==============


70 See Notes to Financial Statements.

                                                  GROWTH AND INCOME
                                          -----------------------------------
                                             SIX MONTH
                                           PERIOD ENDED
                                           JUNE 30, 2001        YEAR ENDED
                                            (UNAUDITED)      DECEMBER 31, 2000
                                           -------------     -----------------
FROM OPERATIONS:
Net investment income ..................  $    20,497,878    $    49,740,903
Net realized loss on investments........     (681,719,611)      (190,320,739)
Net change in unrealized gain or loss on
 investments............................     (111,062,053)      (851,475,829)
                                          ---------------    ---------------
 Net decrease in net assets resulting
 from operations........................     (772,283,786)      (992,055,665)
                                          ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............         (121,131)       (48,841,439)
 From net realized gains................          (90,848)      (937,121,419)
                                          ---------------    ---------------
 Decrease in net assets from
 distributions to shareholders..........         (211,979)      (985,962,858)
                                          ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold..............       20,656,249         62,983,075
 Net asset value of shares issued upon
  reinvestment of distributions.........          211,882        985,501,674
 Payments for shares redeemed...........     (498,487,069)    (1,302,669,662)
                                          ---------------    ---------------
 Net decrease in net assets from fund
 share transactions.....................     (477,618,938)      (254,184,913)
                                          ---------------    ---------------
Net change in net assets................   (1,250,114,703)    (2,232,203,436)
NET ASSETS:
Beginning of period.....................    7,797,286,921     10,029,490,357
                                          ---------------    ---------------
End of period...........................  $ 6,547,172,218    $ 7,797,286,921
                                          ===============    ===============
End of period net assets includes
 undistributed net investment income....  $    20,496,559    $       119,812
                                          ===============    ===============
SHARE TRANSACTIONS:
 Number of shares sold..................          926,928          2,162,359
 Number of shares issued upon
  reinvestment of distributions.........            9,850         38,745,330
 Number of shares redeemed..............      (22,798,519)       (44,382,469)
                                          ---------------    ---------------
 Net decrease...........................      (21,861,741)        (3,474,780)
                                          ===============    ===============


    See Notes to Financial Statements.                                        71

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)



1. ORGANIZATION

The Statements contained herein refer to Aetna Balanced VP, Inc. (Balanced) and Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income), (individually, a Portfolio, and collectively, the Portfolios).

Balanced was incorporated under the laws of Maryland on December 14, 1988. Growth and Income was organized under the laws of Massachusetts on January 25, 1984. The Portfolios are registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BALANCED seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.

   GROWTH AND INCOME seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 100% and 99.7% of Balanced and Growth and Income shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). On December 13, 2000 Aetna Inc. (Aetna), sold certain of its financial services and international businesses, including Aeltus and ACI to ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

A Portfolio may purchase and write (sell) call options and put options and write
(sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of June 30, 2001, Balanced and Growth and Income had no outstanding swap agreements.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a financial futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Portfolio are closed prior to expiration.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. A Portfolio, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by a Portfolio and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

G. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 2000 and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

H. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss.

I. LINE OF CREDIT

Balanced, Growth and Income, Aetna Variable Portfolio, Inc., Aetna Generation Portfolios, Inc., Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of June 30, 2001.

J. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries tax rules and rates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees as of June 30, 2001:

                                   ADVISORY FEE
                                   ------------
Balanced                             0.50%
Growth and Income                    0.50%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.25% of the Portfolios' average daily net assets. For the period ended June 30, 2001, Aeltus paid ALIAC $10,568,298.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)


4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2001 were:

                                        COST OF PURCHASES      PROCEEDS FROM SALES
                                        -----------------      -------------------
Balanced                                 $1,403,476,952         $1,445,683,042
Growth and Income                         5,490,246,888          5,853,724,879

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BALANCED

Selected data for a fund share outstanding throughout each period:


                                                SIX MONTH
                                              PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                              JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                               (UNAUDITED)       2000          1999          1998          1997           1996
                                              -------------  ------------  ------------  ------------  ------------   ------------

Net asset value, beginning of period .......   $13.40         $ 15.57        $ 15.73       $16.03        $ 15.12        $ 14.50
                                               ------         -------        -------       ------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................     0.17            0.43           0.44         0.46           0.50+          0.47+
 Net realized and change in unrealized gain
 or loss on investments ....................    (0.58)          (0.49)          1.56         2.11           2.73           1.59
                                               ------         -------        -------       ------        -------        -------
   Total from investment operations ........    (0.41)          (0.06)          2.00         2.57           3.23           2.06
                                               ------         -------        -------       ------        -------        -------
LESS DISTRIBUTIONS:
 From net investment income ................    (0.06)          (0.46)         (0.40)       (0.39)         (1.10)         (0.35)
 From net realized gains on investments ....    (0.47)          (1.65)         (1.76)       (2.48)         (1.22)         (1.09)
                                               ------         -------        -------       ------        -------        -------
   Total distributions .....................    (0.53)          (2.11)         (2.16)       (2.87)         (2.32)         (1.44)
                                               ------         -------        -------       ------        -------        -------
Net asset value, end of period .............   $12.46         $ 13.40        $ 15.57       $15.73        $ 16.03        $ 15.12
                                               ======         =======        =======       ======        =======        =======

Total return* ..............................    (3.06)%         (0.56)%        13.60%       16.93%         22.49%         15.17%
Net assets, end of period (millions) .......   $1,664         $ 1,777        $ 1,988       $1,852        $ 1,642        $ 1,364
Ratio of total investment expenses to
 average net assets.........................     0.59%(1)        0.59%          0.59%        0.59%          0.58%          0.45%
Ratio of net investment income to average
 net assets ................................     2.68%(1)        2.72%          2.81%        3.01%          3.01%          3.21%
Portfolio turnover rate ....................    87.60%         182.13%        135.71%       85.83%        112.03%        107.80%

(1) ANNUALIZED

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATE CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

    See Notes to Financial Statements.                                        77

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME

Selected data for a fund share outstanding throughout each period:


                                           SIX MONTH
                                         PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                         JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                          (UNAUDITED)       2000          1999          1998          1997           1996
                                         -------------  ------------  ------------  ------------  ------------   ------------

Net asset value, beginning of period ..   $24.12         $ 30.69        $ 31.87       $ 33.63       $ 32.39        $29.05
                                          ------         -------        -------       -------       -------        ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................     0.07            0.17           0.31          0.38          0.54+         0.65+
 Net realized and change in unrealized
 gain or loss on investments ..........    (2.47)          (3.46)          4.86          4.47          8.94          6.45
                                          ------         -------        -------       -------       -------        ------
   Total from investment operations ...    (2.40)          (3.29)          5.17          4.85          9.48          7.10
                                          ------         -------        -------       -------       -------        ------
LESS DISTRIBUTIONS:
 From net investment income ...........       --           (0.16)         (0.34)        (0.40)        (0.58)        (0.73)
 From net realized gains on investments       --           (3.12)         (6.01)        (6.21)        (7.66)        (3.03)
                                          ------         -------        -------       -------       -------        ------
   Total distributions ................       --           (3.28)         (6.35)        (6.61)        (8.24)        (3.76)
                                          ------         -------        -------       -------       -------        ------
Net asset value, end of period ........   $21.72         $ 24.12        $ 30.69       $ 31.87       $ 33.63        $32.39
                                          ======         =======        =======       =======       =======        ======

Total return* .........................    (9.95)%        (10.97)%        17.42%        14.49%        29.89%        24.46%
Net assets, end of period (millions)...   $6,547         $ 7,797        $10,029       $ 9,801       $ 9,188        $6,954
Ratio of total investment expenses to
 average net assets ...................     0.58%(1)        0.58%          0.58%         0.57%         0.56%         0.43%
Ratio of net investment income to
 average net assets....................     0.61%(1)        0.55%          0.89%         1.03%         1.46%         2.02%
Portfolio turnover rate ...............    83.55%         149.45%        133.44%       145.64%       107.01%        85.03%

(1) ANNUALIZED

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

78 See Notes to Financial Statements.

LOGO

[CHART]

AETNA BOND VP
GROWTH OF $10,000

                           LEHMAN
                           BROTHERS
              AETNA BOND   AGGREGATE
              VP           BOND INDEX
12/31/90      10,000       10,000
12/31/91      11,943       11,600
12/31/92      12,833       12,458
12/31/93      14,075       13,673
12/31/94      13,540       13,274
12/31/95      16,010       15,726
12/31/96      16,586       16,296
              16,586       16,205
              16,586       16,800
              16,586       17,358
12/31/97      17,963       17,870
              17,963       18,145
              17,963       18,569
              17,963       19,355
12/31/98      19,425       19,421
              19,441       19,324
              19,201       19,154
              19,368       19,284
12/31/99      19,281       19,261
              19,534       19,686
              19,882       20,029
              20,283       20,634
12/31/00      21,139       21,500
              21,894       22,152
06/30/01      21,988       22,276


    Average Annual Total Returns
 for the period ended June 30, 2001*
---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
  10.59%        6.76%        7.60%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Bond VP (Bond) generated a 4.01% total return, net of fund expenses, for the six month period ended June 30, 2001. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 3.62% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The economy had a weak first half of the year, with weakness in manufacturing, business investment, and corporate profits. On the employment front, jobless claims have been running at their highest level since 1992 and layoff announcements so far this year have exceeded those announced in all of 2000. Real Gross Domestic Product growth in the first quarter was again slow at 1.2% and is expected to be comparably weak in the second quarter. The most recent statistics indicate some stabilization in the manufacturing sector as well as consumer confidence. The Federal Reserve (the "Fed") has eased overnight rates by a total of 275 basis points since the beginning of the year in response to the softening economy. At this point, the market is not currently pricing in any meaningful further Fed easing, and is now thinking the Fed is coming to the end of its easing cycle. The Fed and the market are now looking for the prior rate cuts to begin to stimulate the economy.

The yield curve steepened dramatically, with the two-year to ten-year curve going from +2 to +117 basis points. For much of the period, this was driven by lower two-year yields as the market was pricing in further rate cuts. Ten-year yields rose during the period due to technical conditions, as did yields on thirty-year bonds. The accommodative Fed led to narrower spreads across the investment grade spectrum. For the six month period, investment grade corporate bonds outperformed


See Definition of Terms.                                                      79
duration-equivalent Treasuries by 294 basis points. Lower quality credit did not perform as well, although a strong first quarter led high yield to +134 basis points of outperfomance versus Treasuries despite a poor second quarter.
 Other investment grade sectors had positive returns including: agencies (+37), mortgage backed securities (+28), collateralized mortgage backed securities (+67), and asset backed securities (+85).

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Performance during the six month period was positively impacted by a significant overweight to investment grade corporate bonds during their period of outstanding performance. However, this positive contribution was offset to some extent by security selection in the corporate sector. Overweight in high yield early in the year, and the subsequent sale of high yield before the sell off, also added significantly to the outperformance. Duration was kept close to neutral during the quarter due to the economic uncertainty and the significant rally seen in Treasuries during the period of Fed easing. The Portfolio also benefited modestly from overweight to mortgage-backed securities.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We have reduced much of our overweight in investment grade corporate bonds due to the strong year-to-date performance. We remain concerned about corporate profitability, and sentiment indicators also indicate upside may be limited from here. While we remain overweight in mortgage-backed securities versus agencies, we will most likely reverse this somewhat going forward should agency spreads widen. We expect to keep duration close to neutral, but will bias to the shorter side given that we are toward the end of the Fed easing cycle. We expect to remain at or close to a zero weighting in the higher risk sectors, high yield and emerging markets.


QUALITY RATINGS
AAA                               69.4%
AA                                 1.4%
A                                 18.5%
BBB                                8.5%
BB                                 0.5%
B                                  1.1%
N/R+                               0.6%



WEIGHTED AVERAGE LIFE TO MATURITY
 0 - 1 years                      27.6%
 1 - 5 years                      10.6%
 5 - 10 years                     19.2%
10 - 20 years                      6.0%
20 + years                        36.6%


+ The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

80 See Definition of Terms.

[CHART]

AETNA MONEY MARKET VP
GROWTH OF $10,000

              AETNA MONEY    MONEY FUNDS REPORT
              MARKET VP      AVERAGES/ALL TAXABLE
12/31/90      10,000         10,000
12/31/91      10,653         10,556
12/31/92      11,044         10,909
12/31/93      11,396         11,200
12/31/94      11,862         11,613
12/31/95      12,580         12,234
12/31/96      13,256         12,825
              13,256         12,978
              13,256         13,136
              13,256         13,298
12/31/97      13,981         13,463
              13,981         13,631
              13,981         13,799
              13,981         13,968
12/31/98      14,744         14,128
              14,914         14,280
              15,087         14,432
              15,277         14,606
12/31/99      15,492         14,783
              15,715         14,972
              15,949         15,180
              16,214         15,402
12/31/00      16,480         15,628
              16,674         15,830
06/30/01      16,866         15,987

LOGO

   Average Annual Total Returns
 for the period ended June 30, 2001*
---------------------------------------
  1 Year       5 Years     10 Years
---------------------------------------
   5.75%        5.50%        5.02%
---------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA MONEY MARKET VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Money Market VP (Money Market) generated a 2.34% total return, net of fund expenses, for the six month period ended June 30, 2001. The benchmark, Money Funds Report Averages/All Taxable(b), returned 2.29% for the same period. As of June 30, 2001, the Portfolio reported a 7-day yield of 4.07% with an average weighted maturity of 58 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The economy remained weak in the second quarter, with continued weakness in manufacturing, business investment and corporate profits. Real Gross Domestic Product growth was again slow at 1.2 percent in the first quarter and is expected to be comparably weak in the second quarter. The most recent statistics may indicate stabilization in the manufacturing sector, as well as consumer confidence.

The Federal Reserve (the "Fed") eased overnight rates by a total of 275 basis points since the beginning of the year in response to the softening economy. The market is not currently pricing in any additional Fed easing and is now thinking the Fed is coming to the end of its easing cycle. The Fed and the market are now looking for prior rate cuts to begin to stimulate the economy. (One basis point is equal to one hundredth of a percent, or 0.01%.)

The beginning of the year saw an inverted money market yield curve, with 3-month Treasury bill rates approximately 75 basis points higher than 2-year Treasury notes. By the end of the period, the short curve was positively sloped (3-month Treasury bills are now roughly 60 basis points lower than 2-year Treasury notes), reflecting investor expectation of an end to the Fed easing cycle.


                                                     See Definition of Terms. 81

Spreads tightened as investors continued to crowd into the short end of the curve. Commercial paper supply was light as lower-rated companies turned increasingly to the bond market as a source of credit. Even though bond financing is more expensive, issuers chose to lock in low absolute rates for a longer term and reduce refinancing risk. Most of the available supply was in the one-week to one-month area as issuers attempted to avoid locking in higher rates by writing paper that matured prior to anticipated Fed-easing dates.

Spreads on asset backed commercial paper (ABCP) and asset backed notes (ABS) tightened despite greater issuance. Demand increased from investors seeking relatively safer asset classes. Issuers have found that the cost of raising funds through asset-backed instruments is often lower than the cost of raising funds in more traditional securities, making this type of product popular with them as well.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST SIX
MONTHS?

Our consistent overweighting in asset-backed securities positively influenced performance. Besides providing incremental yield over commercial paper, this strategy also added industry diversification and served to raise the overall credit quality of the Portfolio. An increase in our floating rate allocation enabled us to extend the Portfolio's weighted average maturity through a focus on purchasing instruments with longer reset periods. These notes also provide yield pick-up over commercial paper. Weighted average maturity was generally maintained longer than normal so that Fed easings would not cause our yield to decline as quickly as our competitors' yields.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We plan to maintain a high weighting in ABS in order to enhance the portfolio's yield and maintain credit rating stability. In addition, we will be adding to our ABCP sector and decreasing our finance company commercial paper for the same reasons. Consequently, we expect to keep our weighted average maturity neutral but will bias to the shorter side, given that we are toward the end of the Fed easing cycle.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio is a money market fund which does not seek to maintain a stable $1.00 net asset value. While the Portfolio's management objective includes the preservation of capital, it is possible to lose money by investing in the Portfolio.

QUALITY RATINGS*
Tier 1                           100.0%
Tier 2                             0.0%


MATURITY DISTRIBUTION
 1 - 30 days                      25.2%
 31 - 60 days                     18.3%
 61 - 90 days                     10.8%
 91 - 120 days                     2.6%
121 - 180 days                    11.1%
181 - 397 days                    32.0%

* Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through June 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.

82 See Definition of Terms.

DEFINITION OF TERMS

(a)The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(b)The Money Funds Averages/All Taxable is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

The unmanaged indices described above are not available for individual investment.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
BOND


                                       NUMBER OF             MARKET
                                         SHARES               VALUE
                                      --------------     -----------------
PREFERRED STOCKS (0.3%)
Hercules Trust II ..................         5,408       $     2,764,840
                                                         -----------------
TOTAL PREFERRED STOCKS                                         2,764,840
 (COST $3,028,480)
                                                         -----------------
                                       PRINCIPAL
                                         AMOUNT
                                      --------------
LONG-TERM BONDS AND NOTES (95.1%)
CORPORATE BONDS (21.9%)
AEROSPACE/DEFENSE (0.6%)
Northrop Grumman Corp., 7.13%,
 02/15/11...........................  $  1,820,000             1,800,726
Raytheon Co., 6.15%, 11/01/08 ......     2,165,000             2,005,830
United Technologies Corp., 7.13%,
 11/15/10...........................     1,035,000             1,083,562
                                                         -----------------
                                                               4,890,118
                                                         -----------------
ALUMINUM (0.4%)
Alcoa Inc., 7.38%, 08/01/10 ........     3,640,000             3,837,270
                                                         -----------------
AUTOMOTIVE (1.4%)
DaimlerChrysler NA Holdings Inc.,       12,475,000            12,375,824
 6.40%, 05/15/06 *..................
                                                         -----------------
BANKS - MONEY CENTER (0.2%)
J.P. Morgan Chase, 6.75%, 02/01/11 .     1,765,000             1,768,689
                                                         -----------------
BROADCASTING - TV, RADIO & CABLE
 (1.9%)
Comcast Cable Communications,
 6.38%, 01/30/06 # *................     3,450,000             3,466,112
Cox Communications Inc., 6.85%,
 01/15/18...........................     3,540,000             3,287,421
Cox Communications Inc.,
 7.00%, 08/15/01 * .................    10,000,000            10,024,470
                                                         -----------------
                                                              16,778,003
                                                         -----------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.6%)
AT&T Wireless, 7.88%, 03/01/11 ++ ..     2,340,000             2,344,727
AT&T Wireless, 8.75%, 03/01/31 ++ ..     2,435,000             2,530,062
                                                         -----------------
                                                               4,874,789
                                                         -----------------
CORPORATE FINANCE (5.7%)
Citigroup Inc., 6.50%, 01/18/11 ....     2,320,000             2,302,762
Citigroup Inc., 6.75%, 12/01/05 * ..     4,365,000             4,518,168
Ford Motor Credit Corp., 6.88%,
 02/01/06...........................     3,810,000             3,883,838
Ford Motor Credit Corp., 7.38%,
 10/28/09...........................     3,300,000             3,335,376
General Electric Capital Corp.,
 6.13%, 02/22/11 ...................     2,625,000             2,573,629
General Electric Capital Corp.,
 6.50%, 12/10/07 ...................     3,875,000             3,990,204
GMAC Commercial Mortgage Corp.,
 7.20%, 01/15/11 ...................     6,635,000             6,733,132
Heller Financial, Inc., 6.40%,
 01/15/03...........................     1,970,000             2,009,045
Household Finance Corp., 6.75%,
 05/15/11...........................     2,840,000             2,802,597
International Lease Finance Corp.,
 6.75%, 11/03/03 ...................     5,730,000             5,939,145
Morgan Stanley Dean Witter & Co.,
 6.75%, 04/15/11 ...................     5,600,000             5,558,168
Sears Roebuck Acceptance Corp.,
 7.00%, 02/01/11 ...................     1,520,000             1,491,622
Textron Financial Corp., 5.95%,
 03/15/04...........................     1,980,000             1,983,782

CORPORATE BONDS (CONTINUED)
CORPORATE FINANCE (CONTINUED)
Textron Financial Corp., 7.13%,
 12/09/04...........................  $  1,780,000       $     1,822,061
                                                         -----------------
                                                              48,943,529
                                                         -----------------
CORPORATE FOREIGN (0.3%)
Repsol International Finance,            2,245,000             2,356,217
 7.45%, 07/15/05 ...................
                                                         -----------------
CORPORATE INDUSTRIAL - CAPITAL GOODS (0.6%)
Boeing Capital Corp., 7.38%,
 09/27/10 * ........................     3,050,000             3,232,817
Bombardier Capital Inc., 7.50%,
 10/17/05 * ........................     1,700,000             1,766,198
                                                         -----------------
                                                               4,999,015
                                                         -----------------
CORPORATE INDUSTRIAL - CONSUMER CYCLICAL (0.9%)
Georgia-Pacific Corp., 8.88%,
 05/15/31...........................     3,400,000             3,402,448
Kellogg Co., 6.60%, 04/01/11 ++ ....     3,140,000             3,041,875
Kellogg Co., 7.45%, 04/01/31 ++ ....     1,670,000             1,646,954
                                                         -----------------
                                                               8,091,277
                                                         -----------------
CORPORATE INDUSTRIAL - ENERGY (0.2%)
Saga Petroleum, 7.25%, 09/23/27 ....     1,860,000             1,834,388
                                                         -----------------
CORPORATE INDUSTRIAL - TRANSPORTATION (0.8%)
ERAC USA Finance Co., 7.35%,
 06/15/08...........................     3,970,000             3,967,658
Norfolk Southern Corp., 7.35%,
 05/15/07...........................     2,725,000             2,821,955
                                                         -----------------
                                                               6,789,613
                                                         -----------------
CORPORATE UTILITIES (2.1%)
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 *..................     7,795,000             8,168,303
El Paso Energy Corp., 7.38%,
 12/15/12...........................     2,545,000             2,492,268
Keyspan Gas East, 7.88%, 02/01/10 ..     3,690,000             3,956,824
Progress Energy, Inc., 7.10%,
 03/01/11...........................     2,030,000             2,052,431
Transocean Offshore, 7.50%, 04/15/31     1,800,000             1,802,178
                                                         -----------------
                                                              18,472,004
                                                         -----------------
DISTRIBUTORS - FOOD & HEALTH (0.7%)
ConAgra Foods, Inc., 7.50%, 09/15/05     5,655,000             5,853,264
                                                         -----------------
ELECTRIC COMPANIES (0.3%)
Kinder Morgan Energy, 6.75%,             2,515,000             2,476,294
 03/15/11...........................
                                                         -----------------
FINANCIAL - DIVERSIFIED (0.2%)
Qwest Capital Funding Inc.,              1,545,000             1,621,199
 7.75%, 08/15/06 ...................
                                                         -----------------
INVESTMENT BANKING/BROKERAGE (0.3%)
Lehman Brothers Holdings Inc.,           2,410,000             2,529,584
 7.38%, 05/15/04 ...................
                                                         -----------------
MACHINERY - DIVERSIFIED (0.3%)
Deere & Co., 7.13%, 03/03/31 .......     2,330,000             2,248,240
                                                         -----------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (2.1%)
Consolidated Natural Gas Co.,
 6.85%, 04/15/11 ...................     6,925,000             6,831,790
Enron Corp., 4.37%, 09/10/01 * .....    10,000,000            10,003,900
Tennessee Gas Pipeline, 7.00%,
 10/15/28...........................     1,635,000             1,448,201
                                                         -----------------
                                                              18,283,891
                                                         -----------------
OIL - DOMESTIC INTEGRATED (0.4%)
Phillips Petroleum Co., 8.50%,           2,860,000             3,099,811
                                                         -----------------
 05/25/05...........................

84 See Notes to Portfolio of Investments.

                                       PRINCIPAL             MARKET
                                         AMOUNT               VALUE
                                      --------------     -----------------
CORPORATE BONDS (CONTINUED)
TELEPHONE (0.5%)
U.S. West Communications Group,       $  3,845,000        $    3,979,652
 7.63%, 06/09/03 ...................
                                                         -----------------
TELEPHONE LONG DISTANCE (1.4%)
Sprint Capital Corp., 7.63%,
 01/30/11...........................     3,545,000             3,503,594
WorldCom, Inc., 7.38%, 01/15/06 ....     2,690,000             2,739,765
WorldCom, Inc., 7.50%, 05/15/11 ....     3,255,000             3,168,157
WorldCom, Inc., 8.25%, 05/15/31 ....     2,390,000             2,335,173
                                                         -----------------
                                                              11,746,689
                                                         -----------------
TOTAL CORPORATE BONDS (COST $187,830,006)                    187,849,360
                                                         -----------------
FOREIGN AND SUPRANATIONALS (3.8%)
Abitibi-Consolidated Inc., 8.30%,
 08/01/05...........................     1,740,000             1,822,250
AT&T Canada Inc., Zero Coupon,
 06/15/08...........................     4,095,000             3,560,070
France Telecom, 7.75%, 03/01/11 ++ .     5,775,000             5,883,166
Hanson Overseas B.V., 7.38%,
 01/15/03...........................     1,830,000             1,878,037
Hanson Overseas B.V., 7.88%,
 09/27/10...........................     1,870,000             1,934,758
IMPSAT Fiber Networks Inc.,
 13.75%, 02/15/05 i ................     1,894,000               681,840
Inter-American Development Bank,
 6.75%, 07/15/27 ...................     3,085,000             3,123,192
Potash Corp. Saskatchewan,
 7.75%, 05/31/11 ...................     2,130,000             2,183,016
Quebec (Province of), 7.50%,
 09/15/29...........................       980,000             1,045,229
Telus Corp., 7.50%, 06/01/07 .......     3,235,000             3,274,176
Tyco International Group SA,
 5.88%, 11/01/04 ...................     4,155,000             4,152,964
Tyco International Group SA,
 6.13%, 11/01/08 ...................     2,945,000             2,846,637
Vodafone AirTouch Plc, 7.75%,
 02/15/10 ++ .......................       364,000               381,894
                                                         -----------------
TOTAL FOREIGN AND SUPRANATIONALS                              32,767,229
 (COST $33,659,615)
                                                         -----------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (2.0%)
COLLATERALIZED MORTGAGE OBLIGATION (2.0%)
First Union NB-Bank of America,
 6.14%, 12/15/10 ...................     5,200,000             5,057,312
GE Capital Commercial Mortgage Corp.
 - Class A2, 6.53%, 03/15/11 .......     7,300,000             7,233,273
LB-UBS Commercial Mortgage Trust -
 Class A2, 7.37%, 06/15/10 .........     4,500,000             4,707,382
                                                         -----------------
                                                              16,997,967
                                                         -----------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (COST             16,997,967
 $17,314,339)
                                                         -----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (40.0%)
U.S. MORTGAGE BACKED - FHLMC (1.8%)
Federal Home Loan Mortgage Corp.,
 7.00%, 07/14/25 #..................    13,310,000            13,376,550
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 ...................     2,162,607             2,229,950
                                                         -----------------
                                                              15,606,500
                                                         -----------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (CONTINUED)
U.S. MORTGAGE BACKED - FNMA (22.1%)
Federal National Mortgage Assoc.,
 6.00%, 07/01/29 ...................  $  6,563,580        $    6,321,515
Federal National Mortgage Assoc.,
 6.00%, 07/14/29 # .................    37,800,000            36,311,814
Federal National Mortgage Assoc.,
 6.50%, 11/01/13-09/25/23 ..........    13,158,285            13,187,964
Federal National Mortgage Assoc.,
 6.50%, 07/01/29 # .................    12,100,000            11,907,126
Federal National Mortgage Assoc.,
 6.50%, 08/01/29 * .................    40,032,796            39,444,714
Federal National Mortgage Assoc.,
 7.00%, 08/01/25-01/01/30 ..........    12,636,033            12,710,573
Federal National Mortgage Assoc.,
 7.00%, 11/15/25 # .................    19,830,000            19,916,855
Federal National Mortgage Assoc.,
 7.50%, 07/01/11-11/01/30 ..........    27,087,823            27,674,107
Federal National Mortgage Assoc.,
 8.00%, 07/15/30 #..................     7,620,000             7,870,012
Federal National Mortgage Assoc.,
 8.50%, 11/01/23-12/01/29 ..........    10,463,662            11,132,023
Federal National Mortgage Assoc.,
 10.00%, 02/25/19 ..................     2,547,738             2,762,691
                                                         -----------------
                                                             189,239,394
                                                         -----------------
U.S. MORTGAGE BACKED - GNMA (16.1%)
Government National Mortgage Assoc.,
 6.38%, 04/20/28 ...................     1,805,431             1,829,966
Government National Mortgage Assoc.,
 6.50%, 06/21/26 # .................    49,510,000            48,968,361
Government National Mortgage Assoc.,
 7.00%, 03/01/25 # .................    42,060,000            42,428,025
Government National Mortgage Assoc.,
 7.00%, 04/15/26-12/20/29 ..........     6,985,214             7,076,801
Government National Mortgage Assoc.,
 7.50%, 11/20/30 ...................     8,572,606             8,752,117
Government National Mortgage Assoc.,
 7.50%, 08/15/31 # .................    12,200,000            12,508,782
Government National Mortgage Assoc.,
 8.00%, 12/15/17 ...................    14,927,728            15,702,104
                                                         -----------------
                                                             137,266,156
                                                         -----------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                 342,112,050
 SECURITIES (COST $338,475,618)
                                                         -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.7%)
U.S. GOVERNMENT - AGENCY (0.7%)
Small Business Administration            5,427,323             5,698,911
 92-20K, 7.55%, 11/01/12 ...........
                                                         -----------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                   5,698,911
 (COST $5,696,706)
                                                         -----------------

                                       See Notes to Portfolio of Investments. 85

                                        PRINCIPAL             MARKET
                                         AMOUNT               VALUE
                                      --------------     -----------------
U.S. TREASURY OBLIGATIONS (26.7%)
U.S. Treasury Bond, 6.13%, 08/15/29   $  2,283,000        $    2,364,686
U.S. Treasury Bond, 6.25%, 05/15/30
 *..................................    20,656,000            21,879,042
U.S. Treasury Bond, 8.13%, 05/15/21      7,725,000             9,706,926
U.S. Treasury Bond, 8.13%, 08/15/21      5,341,000             6,711,287
U.S. Treasury Note, 4.25%, 03/31/03     95,151,000            95,166,224
U.S. Treasury Note, 4.25%, 05/31/03      5,280,000             5,278,363
U.S. Treasury Note, 4.25%, 11/15/03      7,520,000             7,489,394
U.S. Treasury Note, 4.63%, 05/15/06
 *..................................    21,241,000            20,948,936
U.S. Treasury Note, 5.00%, 02/15/11
 *..................................    37,942,000            36,809,431
U.S. Treasury Note, 5.25%, 05/15/04      1,282,000             1,304,038
U.S. Treasury Note, 6.50%, 02/15/10     13,869,000            14,896,138
U.S. Treasury Note, 6.63%, 05/15/07      5,410,000             5,811,530
                                                         -----------------
                                                             228,365,995
                                                         -----------------
TOTAL U.S. TREASURY OBLIGATIONS                              228,365,995
 (COST $228,871,365)
                                                         -----------------
TOTAL LONG-TERM BONDS AND NOTES                              813,791,512
 (COST $811,847,649)
                                                         -----------------
SHORT-TERM INVESTMENTS (26.1%)
Cooperative Associates of Tractor
 Dealers, Inc., 4.25%, 07/02/01 ....    13,000,000            13,000,000
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 ...................     3,810,000             3,928,910
Federal Home Loan Bank,
 4.70%, 04/05/02 * .................    13,000,000            13,058,500
MCN Energy Enterprises Inc.,
 5.55%, 07/02/01 ...................    20,000,000            19,976,667
PHH Corp., 4.55%, 07/02/01 .........    20,000,000            20,000,000
Progress Energy, Inc., 4.23%,
 07/17/01...........................    15,000,000            14,973,562
Sears Roebuck Acceptance Corp.,
 4.30%, 07/11/01 ...................    20,000,000            19,978,500
Sprint Capital Corp., 4.25%,
 07/12/01 * ........................    15,000,000            14,982,292
Sprint Capital Corp., 4.35%,
 07/19/01 * ........................    15,000,000            14,969,187
Texas Utilities Co., 4.66%, 09/24/01
 *..................................    10,000,000            10,000,000
Texas Utilities Corp., 5.94%,
 10/15/01 * ........................    10,310,000            10,348,663
TRW, Inc., 4.20%, 07/12/01 * .......    25,000,000            24,931,667
U.S. Treasury Bill, 3.35%, 10/04/01        200,000               198,150
U.S. Treasury Bill, 3.84%, 10/04/01
 *..................................       200,000               198,150
U.S. Treasury Bill, 4.06%, 10/04/01
 @..................................       400,000               396,300
Union Oil Co. of Calif., 9.10%,
 08/15/01 * ........................     4,000,000             4,009,665
Viacom International Inc., 3.95%,
 08/06/01...........................    10,000,000             9,961,597
Viacom International Inc.,
 5.18%, 07/09/01 * .................    13,000,000            12,986,906
WorldCom, Inc., 4.31%, 11/26/01 * ..    15,000,000            14,962,500
                                                         -----------------
TOTAL SHORT-TERM INVESTMENTS                                 222,861,216
 (COST $222,767,870)
                                                         -----------------
TOTAL INVESTMENTS
 (COST $1,037,643,999)(a)                                  1,039,417,568
OTHER ASSETS LESS LIABILITIES                               (183,622,169)
                                                         -----------------
TOTAL NET ASSETS                                          $  855,795,399
                                                         =================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purpose amounts to $1,038,599,088. Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:

Unrealized gains.....................................    $ 3,369,052
Unrealized losses....................................     (2,550,572)
                                                          ----------
   Net unrealized gain...............................    $   818,480
                                                          ==========

Information concerning open futures contracts at June 30, 2001 is shown below:

                                             NOTIONAL
                                 NO. OF       MARKET      EXPIRATION  UNREALIZED
                                CONTRACTS     VALUE          DATE     GAIN/(LOSS)
                                ---------  ------------   ---------- ------------
LONG CONTRACTS
-------------------------------
U.S. 5 Yr. Treasury Bond           672    $  69,447,000    Sep 01    $ 118,820

U.S. 20 Yr. Treasury Bond......    387       38,820,938    Sep 01      185,221
                                           -------------             ----------
                                          $ 108,267,938              $ 304,041
                                           =============             ==========

SHORT CONTRACTS

U.S. 2 Yr. Treasury Bond           100    $ (20,514,062)   Sep 01    $ (25,501)

U.S. 10 Yr. Treasury Bond......    866      (89,211,531)   Sep 01     (141,620)
                                           ------------              ----------
                                          $(109,725,593)             $(167,121)
                                           ============              ==========

#  When-issued or delayed delivery security.

* Segregated securities for purchases of delayed delivery or when-issued securities held at June 30, 2001.

++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

i This security has been determined to be illiquid under guidelines established by the Board of Trustees.

@ Security pledged to cover initial margin requirements on open futures contracts at June 30, 2001.


86 See Notes to Financial Statements.

Acquisition date and cost of illiquid securities at June 30, 2001 is shown
below:                                                                         ACQUISITION
                                                                                  DATE              COST
                                                                              -----------     -----------------
IMPSAT Fiber Networks Inc., 13.75%, 02/15/05.................................. 02/11/00            $1,894,000
                                                                                                  =============


The market value of the total illiquid securities above is $681,840 which represents 0.08% of the total net assets.


Category percentages are based on net assets.

                                           See Notes to Financial Statements. 87

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)
MONEY MARKET


                                        PRINCIPAL
                                          AMOUNT              VALUE
                                       --------------     ----------------
ASSET-BACKED SECURITIES (56.6%)
Americredit Auto Receivables Trust,
 4.81%, 05/06/02 ....................  $ 27,711,494       $   27,746,133
Americredit Auto Receivables Trust,
 6.72%, 12/05/01 ....................     6,747,537            6,756,892
Bishops Gate Residential Mortgage
 Trust 2001-1A, 4.00%, 03/20/02 ++ ..    66,000,000           66,000,000
BMW Vehicle Lease Trust,
 3.99%, 05/25/02 ....................    34,938,120           34,965,415
CarMax Auto Owner Trust, 5.61%,
 02/15/02............................     8,325,285            8,338,944
Chase Manhattan Auto, 6.47%, 12/15/01     4,396,960            4,401,082
CIT Equipment Collateral Owner Trust,
 5.03%, 12/20/01 ....................     6,595,607            6,606,943
CNH Equipment Trust, 4.04%, 05/15/02     34,866,967           34,904,421
Conseco Finance Vehicle Trust,
 6.75%, 12/15/01 ++ .................     3,601,018            3,602,285
DaimlerChrysler NA Holdings Inc.,
 5.10%, 03/06/02 ....................    24,150,509           24,177,871
DVI Receivables, 4.28%, 05/13/02 ....    20,265,074           20,290,010
DVI Receivables, 6.71%, 11/12/01 ....     5,376,717            5,389,213
Ford Credit Auto Owner Trust,
 4.01%, 01/15/02 ....................    40,200,000           40,200,000
Ford Credit Auto Owner Trust,
 5.49%, 10/15/01 ....................     9,230,422            9,237,160
Honda Auto Receivables Owner Trust,
 6.71%, 11/15/01 ....................     2,166,958            2,169,992
Household Automotive Trust,
 4.99%, 03/18/02 ....................    12,212,043           12,242,574
Ikon Receivables LLC, 3.73%, 07/15/02    60,200,000           60,200,000
Ikon Receivables LLC, 6.66%, 12/17/01     6,330,248            6,352,088
Isuzu Auto Owner Trust, 4.27%,
 05/20/02............................    26,540,350           26,585,967
Jefferson Smurfit Finance Co.,
 3.73%, 08/07/01 ....................    11,000,000           10,958,970
Jefferson Smurfit Finance Co.,
 3.79%, 07/23/01 ....................     5,000,000            4,988,946
Long Lane Master Trust IV - Series A,
 5.97%, 07/09/01 ++ .................     4,789,000            4,784,661
MLMI Resecuritization, 3.79%,
 11/27/01............................    23,276,389           23,274,061
MLMI Resecuritization, 6.68%,
 11/27/01............................    23,516,822           23,789,195
MMCA Auto Owner Trust 2001-1,
 4.64%, 04/15/02 ....................    10,683,018           10,708,265
Navistar Financial Corp. Owner Trust,
 4.29%, 05/15/02 ....................    28,065,402           28,082,943
Nissan Auto Receivables, 4.74%,
 05/15/02............................    16,918,671           16,961,959
Onyx Acceptance Owner Trust,
 4.03%, 05/15/02 ....................    14,886,443           14,899,231
Onyx Acceptance Owner Trust,
 5.31%, 03/15/02 ....................     9,044,480            9,066,033
Racers Trust Series 2000-7-MM Class
 A-3, 4.08%, 05/30/02 ++ ............    50,000,000           50,000,000
Racers Trust Series 2001-8-MM-Trust,
 4.07%, 04/01/02 ++ .................    10,000,000           10,001,500
Ryder Vehicle Lease Trust,
 5.21%, 02/15/02 ....................    10,401,449           10,440,251

ASSET-BACKED SECURITIES (CONTINUED)
Syndicated Loan Funding Trust,
 4.08%, 04/12/02 ++ .................  $ 26,000,000       $   26,001,300
UACSC Owner Trust, 5.07%, 04/05/02 ..     9,978,831            9,997,542
Variable Funding Capital Corp.,
 3.98%, 07/10/01 ++ .................    40,000,000           40,000,000
Wells Fargo Auto Trust, 4.03%,
 05/15/02............................    19,262,046           19,277,094
WFS Financial Owner Trust,
 4.03%, 03/20/02 ....................    23,000,000           23,023,000
WFS Financial Owner Trust,
 6.70%, 10/20/01 ....................     4,624,178            4,631,715
World Omni Auto Lease Securities
 Trust, 3.91%, 06/20/02 .............    10,000,000           10,000,000
World Omni Auto Receivables Trust,
 5.33%, 02/20/02 ....................    12,256,498           12,279,958
                                                          ----------------
TOTAL ASSET-BACKED SECURITIES                                763,333,614
                                                          ----------------
CERTIFICATES OF DEPOSIT - FOREIGN (0.8%)
Svenska Handelsbanken, Inc.,
 4.22%, 05/17/02 ....................    11,000,000           11,000,000
                                                          ----------------
TOTAL CERTIFICATES OF DEPOSIT - FOREIGN                       11,000,000
                                                          ----------------
COMMERCIAL PAPER - DOMESTIC (6.1%)
Prudential Funding Corp., 4.76%,
 09/12/01............................    22,000,000           21,837,200
Torchmark Corp., 3.85%, 07/03/01 ....     7,506,000            7,505,197
Torchmark Corp., 3.85%, 07/18/01 ....    14,000,000           13,976,044
Torchmark Corp., 4.03%, 08/14/01 ....     8,700,000            8,658,122
UBS Finance, Inc., 5.85%, 07/20/01 ..    30,000,000           29,912,250
                                                          ----------------
TOTAL COMMERCIAL PAPER - DOMESTIC                             81,888,813
                                                          ----------------
COMMERCIAL PAPER - FOREIGN (10.3%)
Svenska Handelsbanken, Inc.,
 3.67%, 08/20/01 ....................    12,675,000           12,611,685
Svenska Handelsbanken, Inc.,
 4.48%, 09/20/01 ....................    16,500,000           16,364,205
Unilever Capital Corp., 3.97%,
 09/07/01 ++ ........................    55,000,000           55,010,450
Vodafone AirTouch Plc, 3.96%,
 12/19/01 ++.........................    55,000,000           55,062,150
                                                          ----------------
TOTAL COMMERCIAL PAPER - FOREIGN                             139,048,490
                                                          ----------------
CORPORATE NOTES (5.5%)
Countrywide Home Loans, Inc.,
 4.12%, 08/15/01 ....................    53,000,000           52,997,444
International Lease Finance Co.,
 5.90%, 04/15/02 ....................    15,750,000           15,946,874
International Lease Finance Co.,
 6.80%, 03/15/02 ....................     5,000,000            5,093,750
                                                          ----------------
TOTAL CORPORATE NOTES                                         74,038,068
                                                          ----------------
MEDIUM-TERM NOTES - DOMESTIC (18.1%)
American Express Centurion Bank,
 3.94%, 10/16/01 ++ .................    17,000,000           17,002,550

88 See Notes to Portfolio of Investments.

                                        PRINCIPAL
                                          AMOUNT                 VALUE
                                       --------------     ----------------
MEDIUM-TERM NOTES - DOMESTIC (CONTINUED)
American Honda Finance Corp.,
 4.73%, 01/16/02 ++ .................  $ 55,000,000       $   55,005,500
Associates Corp. NA, 3.71%, 10/01/01
 ++..................................    45,000,000           45,005,850
Ciesco LP, 3.95%, 10/15/01 ++ .......    32,000,000           32,000,000
General Electric Capital Corp.,
 5.50%, 04/15/02 ....................     9,800,000            9,910,250
General Electric Capital Corp.,
 5.77%, 08/27/01 ....................    22,000,000           22,027,576
General Electric Capital Corp.,
 7.00%, 03/01/02 ....................     5,000,000            5,100,000
Lehman Brothers Holdings Inc.,
 3.86%, 11/23/01 ....................    25,000,000           25,000,625
Lehman Brothers Holdings Inc.,
 4.31%, 09/04/01 ....................    11,000,000           11,000,000
Lehman Brothers Holdings Inc.,
 4.48%, 01/15/02 ....................     8,000,000            8,018,880
Lehman Brothers Holdings Inc.,
 5.35%, 10/19/01 ....................    10,000,000           10,011,600
Lehman Brothers Holdings Inc.,
 5.78%, 04/02/02 ....................     4,400,000            4,421,076
                                                          ----------------
TOTAL MEDIUM-TERM NOTES - DOMESTIC                           244,503,907
                                                          ----------------
MEDIUM-TERM NOTES - FOREIGN (1.6%)
Cargill, Inc., 4.90%, 01/14/02 ++ ...    21,600,000           21,600,000
                                                          ----------------
TOTAL MEDIUM-TERM NOTES - FOREIGN                             21,600,000
                                                          ----------------
TOTAL INVESTMENTS
 (COST $1,334,416,499)(a)                                  1,335,412,892
OTHER ASSETS LESS LIABILITIES                                 14,167,929
                                                          ----------------
TOTAL NET ASSETS                                          $1,349,580,821
                                                          ================


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:
Unrealized gains.............................             $1,057,169
Unrealized losses............................               (60,776)
                                               ---------------------
 Net unrealized gain.........................             $  996,393
                                               =====================


++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 89

INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)


                                                BOND           MONEY MARKET
                                           ---------------  -------------------
ASSETS:
Investments, at market value ............  $1,039,417,568     $1,335,412,892
Cash ....................................             363            561,873
Receivable for:
 Dividends and interest .................       9,212,998          4,545,657
 Investments sold .......................      53,215,048                 --
 Fund shares sold .......................         319,265          9,482,314
 Variation margin .......................           3,031                 --
 Prepaid expenses .......................           1,960              3,253
                                           --------------     --------------
     Total assets .......................   1,102,170,233      1,350,005,989
                                           --------------     --------------
LIABILITIES:
Payable for:
 Investments purchased ..................     245,951,780                 --
 Fund shares redeemed ...................          27,295                 --
 Accrued investment advisory fees .......         291,665            293,321
 Accrued administrative service fees ....          54,687             87,996
 Accrued custody fees ...................          11,333              5,250
 Other liabilities ......................          38,074             38,601
                                           --------------     --------------
     Total liabilities ..................     246,374,834            425,168
                                           --------------     --------------
      NET ASSETS ........................  $  855,795,399     $1,349,580,821
                                           ==============     ==============
NET ASSETS REPRESENTED BY:
Paid-in capital .........................  $  835,562,105     $1,318,935,589
Net unrealized gain on investments and
 open futures contracts.................        1,910,490            996,393
Undistributed net investment income .....      23,351,811         34,181,735
Accumulated net realized loss on
 investments............................       (5,029,007)        (4,532,896)
                                           --------------     --------------
      NET ASSETS ........................  $  855,795,399     $1,349,580,821
                                           ==============     ==============

Cost of investments .....................  $1,037,643,999     $1,334,416,499
CAPITAL SHARES:
Authorized ..............................       Unlimited          Unlimited
 Par value ..............................  $        1.000     $        1.000
Outstanding .............................      65,309,453        102,848,361
 Net asset value, offering and redemption
 price per share (net assets divided by
 shares outstanding) ....................  $        13.10     $        13.12



90 See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)


                                                      BOND        MONEY MARKET
                                                   ------------  --------------
INVESTMENT INCOME:
Dividends .......................................  $   175,760    $        --
Interest ........................................   25,550,118     36,450,143
                                                   -----------    -----------
     Total investment income ....................   25,725,878     36,450,143
                                                   -----------    -----------
INVESTMENT EXPENSES:
Investment advisory fees ........................    1,601,932      1,660,927
Administrative services fees ....................      300,362        498,278
Printing and postage fees .......................       11,629         17,004
Custody fees ....................................       18,832          8,783
Transfer agent fees .............................        6,000          1,300
Audit fees ......................................       18,057         16,194
Trustees' fees ..................................        8,286         13,386
Registration fees ...............................       20,008         33,215
Miscellaneous expenses ..........................       15,065          9,522
                                                   -----------    -----------
     Total investment expenses ..................    2,000,171      2,258,609
                                                   -----------    -----------
Net investment income ...........................   23,725,707     34,191,534
                                                   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ....................................   12,019,058     (3,718,157)
 Futures contracts ..............................      182,525             --
 Foreign currency related transactions ..........    2,133,893             --
                                                   -----------    -----------
     Net realized gain (loss) on investments ....   14,335,476     (3,718,157)
                                                   -----------    -----------
Net change in unrealized gain or loss on:
 Investments ....................................   (8,851,741)       720,327
 Futures and forward foreign currency exchange
 contracts......................................       828,062             --
 Foreign currency related transactions ..........       19,804             --
                                                   -----------    -----------
     Net change in unrealized gain or loss on
     investments................................    (8,003,875)       720,327
                                                   -----------    -----------
Net realized and change in unrealized gain or
 loss on investments ............................    6,331,601     (2,997,830)
                                                   -----------    -----------
Net increase in net assets resulting from
 operations.....................................   $30,057,308    $31,193,704
                                                   ===========    ===========



    See Notes to Financial Statements.                                        91

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS





                                                          BOND
                                            ---------------------------------
                                              SIX MONTH
                                             PERIOD ENDED
                                            JUNE 30, 2001       YEAR ENDED
                                             (UNAUDITED)     DECEMBER 31, 2000
                                            -------------    -----------------
FROM OPERATIONS:
Net investment income ....................  $ 23,725,707      $  42,675,011
Net realized gain (loss) on investments...    14,335,476           (812,067)
Net change in unrealized gain or loss on
 investments..............................    (8,003,875)        21,085,592
                                            ------------      -------------
 Net increase in net assets resulting from
 operations...............................    30,057,308         62,948,536
                                            ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................    (1,062,333)       (39,118,202)
                                            ------------      -------------
 Decrease in net assets from distributions
 to shareholders..........................    (1,062,333)       (39,118,202)
                                            ------------      -------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold...............   139,747,309         50,451,974
  Net asset value of shares issued upon
  reinvestment of distributions...........     1,061,276         39,074,313
  Payments for shares redeemed............   (25,219,095)      (119,617,446)
                                            ------------      -------------
 Net increase (decrease) in net assets
 from fund share transactions.............   115,589,490        (30,091,159)
                                            ------------      -------------
Net change in net assets..................   144,584,465         (6,260,825)
NET ASSETS:
Beginning of period.......................   711,210,934        717,471,759
                                            ------------      -------------
End of period.............................  $855,795,399      $ 711,210,934
                                            ============      =============
End of period net assets includes
 undistributed net investment income......  $ 23,351,811      $     688,437
                                            ============      =============
SHARE TRANSACTIONS:
  Number of shares sold...................    10,775,189          4,030,517
  Number of shares issued upon
  reinvestment of distributions...........        80,522          3,112,639
  Number of shares redeemed...............    (1,936,001)        (9,717,162)
                                            ------------      -------------
 Net increase (decrease)..................     8,919,710         (2,574,006)
                                            ============      =============



92 See Notes to Financial Statements.

                                                     MONEY MARKET
                                          -----------------------------------
                                             SIX MONTH
                                           PERIOD ENDED
                                           JUNE 30, 2001        YEAR ENDED
                                            (UNAUDITED)      DECEMBER 31, 2000
                                           -------------     -----------------
FROM OPERATIONS:
Net investment income ..................  $    34,191,534    $    69,874,392
Net realized loss.......................       (3,718,157)          (751,862)
Net change in unrealized gain or loss on
 investments............................          720,327            831,933
                                          ---------------    ---------------
 Net increase in net assets resulting
 from operations........................       31,193,704         69,954,463
                                          ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.............      (69,787,785)       (51,113,908)
                                          ---------------    ---------------
 Decrease in net assets from
 distributions to shareholders..........      (69,787,785)       (51,113,908)
                                          ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold.............    1,293,415,496      2,443,125,358
  Net asset value of shares issued upon
  reinvestment of distributions.........       69,787,785         51,113,908
  Payments for shares redeemed..........   (1,170,958,772)    (2,474,967,544)
                                          ---------------    ---------------
 Net increase in net assets from fund
 share transactions.....................      192,244,509         19,271,722
                                          ---------------    ---------------
Net change in net assets................      153,650,428         38,112,277
NET ASSETS:
Beginning of period.....................    1,195,930,393      1,157,818,116
                                          ---------------    ---------------
End of period...........................  $ 1,349,580,821    $ 1,195,930,393
                                          ===============    ===============
End of period net assets includes
 undistributed net investment income....  $    34,181,735    $    69,777,986
                                          ===============    ===============
SHARE TRANSACTIONS:
  Number of shares sold.................       99,453,421        185,071,451
  Number of shares issued upon
  reinvestment of distributions.........        5,442,986          3,984,931
  Number of shares redeemed.............      (89,931,019)      (187,480,768)
                                          ---------------    ---------------
 Net increase...........................       14,965,388          1,575,614
                                          ===============    ===============



                                           See Notes to Financial Statements. 93

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)
1. ORGANIZATION

The Statements contained herein refer to Aetna Income Shares d/b/a Aetna Bond VP
(Bond) and Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market) (individually, a Portfolio, and collectively, the Portfolios).

The Portfolios were organized under the laws of Massachusetts on January 25, 1984. The Portfolios are registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BOND seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   MONEY MARKET seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At June 30, 2001, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 99.5% and 99.8% of Bond and Money Market's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, and Aeltus Capital, Inc. (ACI), the Fund's principal underwriter, are indirect wholly owned subsidiaries of ING Groep N.V. (ING). On December 13, 2000 Aetna Inc. (Aetna), sold certain of its financial services and international businesses, including Aeltus and ACI to ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Except for Money Market, exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

Bond may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. Bond will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of June 30, 2001, Bond had no outstanding swap agreements.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Bond may invest in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date.

Upon entering into a financial futures contract, Bond is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolio are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. Bond may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by Bond and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Bond may invest up to 15% and Money Market may invest up to 10% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. A Portfolio will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in the Portfolio of Investment. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, a Portfolio is required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

G. DOLLAR ROLL TRANSACTIONS

A Portfolio may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

H. FEDERAL INCOME TAXES

Each Portfolio has met the requirements to be taxed as a regulated investment company for the year ended December 31, 2000 and intends to meet the requirements for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

 I. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts and repurchases of certain securities sold at a loss.

J. LINE OF CREDIT

Bond, Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, certain series of Aetna GET Fund and certain series of Aetna Series Fund, Inc., collectively, Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of June 30, 2001.

K. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of June 30, 2001:

                                    ADVISORY FEE
                                    ------------
Bond                                  0.40%
Money Market                          0.25%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075 on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.20% of the Portfolios' average daily net assets. For the period ended June 30, 2001 Aeltus paid ALIAC $1,631,430.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2001 were:

                                        COST OF PURCHASES   PROCEEDS FROM SALES
                                        -----------------   -------------------
Bond                                     $1,021,492,603        $872,600,332

5. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Code, the following capital loss carryforwards have been incurred as of June 30, 2001:

                                                     CAPITAL LOSS               YEAR OF EXPIRATION
                                                                                ---------------
                                                     CARRYFORWARD       2003           2007            2008
                                                     ------------       ----           ----            ----
Bond                                                  $19,539,957      $    --      $14,513,549     $5,026,408
Money Market                                              814,739       62,877               --        751,862

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BOND
Selected data for a fund share outstanding throughout each period:


                                            SIX MONTH
                                          PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                          JUNE 30, 2001  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                           (UNAUDITED)       2000          1999          1998          1997           1996
                                          -------------  ------------  ------------  ------------  ------------   ------------

Net asset value, beginning of period ...  $  12.61        $  12.17      $  13.06      $  12.85      $  12.62       $  13.00
                                          --------        --------      --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................      0.36            0.79          0.76          0.75          0.80+          0.85+
 Net realized and change in unrealized
 gain or loss on investments ...........      0.15            0.37         (0.86)         0.28          0.23          (0.39)
                                          --------        --------      --------      --------      --------       --------
   Total from investment operations ....      0.51            1.16         (0.10)         1.03          1.03           0.46
                                          --------        --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment income ............     (0.02)          (0.72)        (0.75)        (0.76)        (0.80)         (0.84)
 From net realized gains on investments         --              --         (0.04)        (0.06)           --             --
                                          --------        --------      --------      --------      --------       --------
   Total distributions .................     (0.02)          (0.72)        (0.79)        (0.82)        (0.80)         (0.84)
                                          --------        --------      --------      --------      --------       --------
Net asset value, end of period .........  $  13.10        $  12.61      $  12.17      $  13.06      $  12.85       $  12.62
                                          ========        ========      ========      ========      ========       ========

Total return* ..........................      4.01%           9.64%        (0.74)%        8.14%         8.30%          3.60%
Net assets, end of period (000's) ......  $855,795        $711,211      $717,472      $794,560      $684,960       $643,729
Ratio of total investment expenses to
 average net assets ....................      0.50%(1)        0.50%         0.49%         0.49%         0.48%          0.39%
Ratio of net investment income to
 average net assets ....................      5.93%(1)        6.29%         5.77%         5.82%         6.31%          6.39%
Portfolio turnover rate ................    112.52%         333.57%       201.00%        88.98%       134.92%         96.41%

(1) ANNUALIZED

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                                            See Notes to Financial Statements 99

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
MONEY MARKET


Selected data for a fund share outstanding throughout each period:


                                           SIX MONTH
                                          PERIOD ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                         JUNE 30, 2001   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                          (UNAUDITED)        2000          1999          1998          1997           1996
                                         -------------   ------------  ------------  ------------  ------------   ------------

Net Asset value, beginning of period...  $    13.61      $    13.42    $    13.39     $  13.36      $  13.19       $  13.29
                                         ----------      ----------    ----------     --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................        0.32            0.83          0.59         0.63          0.67+          0.70+
 Net realized and change in unrealized
 gain or loss on investments ..........       (0.02)          (0.02)         0.06         0.07          0.03             --
                                         ----------      ----------    ----------     --------      --------       --------
   Total from investment operations ...        0.30            0.81          0.65         0.70          0.70           0.70
                                         ----------      ----------    ----------     --------      --------       --------
LESS DISTRIBUTIONS:
 From net investment income ...........       (0.79)          (0.62)        (0.62)       (0.67)        (0.53)         (0.80)
                                         ----------      ----------    ----------     --------      --------       --------
   Total distributions ................       (0.79)          (0.62)        (0.62)       (0.67)        (0.53)         (0.80)
                                         ----------      ----------    ----------     --------      --------       --------
Net asset value, end of period ........  $    13.12      $    13.61    $    13.42     $  13.39      $  13.36       $  13.19
                                         ==========      ==========    ==========     ========      ========       ========

Total return* .........................        2.34%           6.38%         5.08%        5.46%         5.47%          5.37%
Net assets, end of period (000's) .....  $1,349,581      $1,195,930    $1,157,818     $875,169      $688,756       $613,505
Ratio of total investment expenses to
 average net assets ...................        0.34%(1)        0.34%         0.34%        0.34%         0.35%          0.34%
Ratio of net investment income to
 average net assets ...................        5.15%(1)        6.20%         5.04%        5.28%         5.34%          5.24%

(1) ANNUALIZED

* THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.

+ PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

100 See Notes to Financial Statements.